UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
               Of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] Soliciting Material Pursuant to
[_] Confidential, for use of the             (S) 240.14a-11(c) or (S) 240.14a-12
    Commission only (as permitted
    by Rule 14A-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials


                             HOME PORT BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant):

 Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

(1)   Title of each class of securities  to which  transaction  applied:

        Common Stock, par value 0.01 per share plus outstanding options.
--------------------------------------------------------------------------------
(2)   Aggregate  number of securities to which  transaction  applies:

           1,841,890 shares of Common Stock plus outstanding options.
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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

$68,465,710, which includes consideration to be paid to outstanding option holders, based upon the stated consideration in the Agreement and Plan of Merger dated July 20, 2000.
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction: .

      (see line 3 above)
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(5)   Total fee paid:

$13,693.14 per Exchange Act Rule 0-11(c)(2).
--------------------------------------------------------------------------------
      [X]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount Previously Paid:

--------------------------------------------------------------------------------
           (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
           (3) Filing Party:

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           (4) Date Filed:

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

                             HOME PORT BANCORP, INC.
                               104 Pleasant Street
                         Nantucket, Massachusetts 02554

                                                             September 21, 2000

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Home Port Bancorp, Inc., a Delaware corporation and the holding company for Nantucket Bank, to be held at Harbor House, South Beach, Nantucket, Massachusetts at 10:00 a.m. (local time) on October 20, 2000.

The attached Notice of Special Meeting of Shareholders and proxy statement describe the formal business to be transacted at the special meeting. The purpose of the special meeting is to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger by and between Seacoast Financial Services Corporation ("Seacoast") and Home Port Bancorp, Inc. ("Home Port") dated as of July 20, 2000, which provides that Home Port will be acquired by and merged with Seacoast, with Seacoast continuing as the surviving corporation. In the merger, each share of Home Port's common stock outstanding at the time of the merger would be converted into the right to receive an amount of cash equal to $37.00. The accompanying proxy statement more fully describes the proposed merger, and contains business, financial and other information regarding Home Port.

Consummation of the merger is subject to certain conditions, including the approval of all applicable regulatory authorities and Home Port shareholders. The Board of Directors believes that the proposed merger is in the best interests of Home Port and its shareholders, and has unanimously approved the merger agreement and the merger. The Board of Directors unanimously recommends that you vote "FOR" approval and adoption of the merger agreement.

You are urged to carefully read the accompanying proxy statement, which provides important information regarding the merger and related matters.

Your vote is important, regardless of the number of shares that you own. In order for the merger to be consummated, the merger agreement must be approved by the holders of a majority of the outstanding shares of common stock entitled to vote. Consequently, a failure to vote, a vote to abstain or a failure to instruct your broker or bank how to vote will have the same effect as a vote against the merger agreement. On behalf of the Board of Directors, I urge you to sign, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible, even if you currently plan to attend the special meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are not able to attend the special meting. Executed proxies with no instructions indicated on such proxies will be voted "FOR" approval and adoption of the merger agreement.

We look forward to seeing you at this important special meeting. If you have any questions regarding the special meeting or the proposed merger, you are encouraged to call William P. Hourihan at (508) 228-0580.

                                  Karl L. Meyer
                 Chairman, President and Chief Executive Officer

                             HOME PORT BANCORP, INC.
                               104 Pleasant Street
                         Nantucket, Massachusetts 02554
                                 (508) 228-0580

                    NOTICE OF SPECIAL METING OF SHAREHOLDERS

                          To Be Held October 20, 2000


A special meeting of the shareholders of Home Port Bancorp, Inc. ("Home Port") will be held at Harbor House, South Beach, Nantucket, Massachusetts at 10 a.m. (local time) for the following purposes:

      1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of July 20, 2000 by and between Seacoast Financial Services Corporation and Home Port pursuant to which Home Port will be acquired by and merged with Seacoast and the shareholders of Home Port will receive cash of $37.00 per share in exchange for their shares of common stock in Home Port.

      2. To transact such other business as may properly come before the special meeting or any adjournment or postponement hereof.

The Board of Directors has fixed August 25, 2000, as the record date for the determination of shareholders entitled to vote at the special meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting.

You are requested to read the proxy statement and voting instructions on the proxy card, and then vote by promptly marking, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, stamped envelope so that the necessary quorum may be represented at the special meeting.

The Board of Directors of Home Port unanimously recommends that shareholders vote "FOR" approval of the merger agreement.

                                            By Order of the Board of Directors,


                                            Robert J. McKay, Secretary
Nantucket, Massachusetts
September 21, 2000


             PLEASE DO NOT SEND ANY SHARE CERTIFICATES AT THIS TIME.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                             HOME PORT BANCORP, INC.
                               104 Pleasant Street
                         Nantucket, Massachusetts 02554
                                 (508) 228-0580

                                 PROXY STATEMENT
                               ------------------
                         SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held October 20, 2000


This proxy statement and the accompanying proxy are solicited by the Board of Directors of Home Port from holders of outstanding shares of its common stock, par value $0.01 per share. The proxies will be voted at Home Port's special meeting of shareholders to be held on October 20, 2000, at the time and place and for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders and at any adjournments or postponements of the special meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about September 21, 2000.

At the special meeting, shareholders will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger by and between Home Port and Seacoast, dated as of July 20, 2000, attached hereto as Annex A (the "merger agreement"), pursuant to which Home Port will be acquired by and merged with Seacoast. As a result of the merger, Seacoast will continue as the surviving corporation. In the merger, each share of Home Port's common stock outstanding at the time of the merger would be converted into the right to receive an amount of cash equal to $37.00. For a discussion of the consideration to be received by Home Port's shareholders in the merger, see "The Proposed Merger--Purchase Price."

Consummation of the merger is conditioned upon, among other things, approval and adoption of the merger agreement by the requisite vote of Home Port's shareholders and the receipt of all requisite regulatory approvals and consents. For further information concerning the terms and conditions of the merger, see "The Merger Agreement."

The Board of Directors knows of no additional matters that will be presented for consideration at the special meeting. No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information or representations must not be relied upon as having been authorized by Home Port or any other person.

The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth herein or in the affairs of Home Port since the date hereof.

                                TABLE OF CONTENTS
                                                                          Page

FORWARD-LOOKING STATEMENTS -- CAUTIONARY STATEMENTS.........................1
SUMMARY.....................................................................5
         Parties to the Merger..............................................5
         The Meeting........................................................5
THE MEETING................................................................13
         Time, Place and Date of the Meeting...............................13
         Purpose of the Meeting............................................13
         Record Date; Voting Rights; Proxies...............................13
THE MERGER.................................................................14
         Background of the Merger..........................................14
         Reasons for the Merger; Recommendation of the Board...............17
         Opinion of Home Port's Financial Advisor..........................19
         Voting Agreement..................................................25
         Accounting Treatment of the Merger................................26
         No Appraisal and Dissenters' Rights...............................26
         Other Interests of Home Port and Nantucket Bank Directors
         and Officers in the Merger........................................26
         Karl L. Meyer Consulting Agreements...............................26
         Employment Agreements.............................................28
         Option Vesting....................................................28
         Counsel for Home Port.............................................28
         Board of Directors and Management of Nantucket Bank
         Following the Merger..............................................28
         Directors and Officers Indemnification and Insurance..............28
         Stock Option Agreement............................................28
THE MERGER AGREEMENT.......................................................32
         General...........................................................32
         Merger Consideration..............................................32
         Exchange of Stock Certificates....................................32
         Representations and Warranties....................................33
         Covenants and Agreements..........................................33
         Conditions to Complete the Merger.................................37
         Termination; Expenses.............................................38
         Amendment; Waiver.................................................41
         Survival of Provisions............................................41
         Status of Regulatory Approvals and Other Information..............42
FEDERAL INCOME TAX CONSEQUENCES............................................42
TAX CONSEQUENCES OF THE MERGER.............................................43
BACKUP WITHHOLDING.........................................................43
OTHER TAX CONSEQUENCES.....................................................43
         Risk that the Merger will not be Consummated......................43
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF............................44
DESCRIPTION OF BUSINESS....................................................47

         General...........................................................47
         Lending Activities................................................48
         Investment Activities.............................................51
         Sources of Funds..................................................51
         Subsidiaries of the Bank..........................................52
         Supervision, Regulation and Operating Powers......................52
         Competition.......................................................54
         Employees.........................................................55
MARKET PRICES AND DIVIDENDS................................................55
INFORMATION REGARDING SEACOAST.............................................56
AVAILABLE INFORMATION......................................................56
OTHER BUSINESS.............................................................56

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS..............................F-1
ANNEX A  Agreement and Plan of Merger...................................A-1
ANNEX B  Opinion of Sandler, O'Neill & Partners, L.P....................B-1
ANNEX C  Stock Option Agreement.........................................C-1
ANNEX D  Consulting Agreement...........................................D-1
ANNEX E  Form of Employment Agreements..................................E-1

               FORWARD-LOOKING STATEMENTS -- CAUTIONARY STATEMENTS

This proxy statement contains certain forward-looking statements and information relating to Home Port and its subsidiary that are based on the beliefs of Home Port's management as well as assumptions made by and information currently available to Home Port's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import, as they relate to Home Port or its subsidiary or Home Port management, are intended to identify forward-looking statements. Such statements reflect the current view of Home Port with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, competitive factors, general economic conditions, customer relations, the interest rate environment, governmental regulation and supervision, nonperforming asset levels, loan concentrations, changes in industry practices, one time events and other factors described herein. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a Home Port shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement.

Q.       When and where is the special meeting?

A.       The special meeting will take place
         October 20, 2000, at 10:00 a.m., local time, at Harbor House, South Beach, Nantucket, Massachusetts.

Q.       Who is soliciting the proxy?

A.       The Board of Directors of Home Port.

Q.       What am I being asked to vote upon?

A. Your Board of Directors is asking you to vote to approve a merger agreement which provides that Home Port will be acquired by and merged with Seacoast, with Seacoast being the surviving corporation in the merger. The merger agreement is attached to this proxy statement as Annex A. We encourage you to read the merger agreement as it is the legal document that governs the merger.

Q. If the merger is completed, what will I receive for my Home Port common stock?

A. If the merger is completed, you will receive $37.00 in cash for each share of our common stock you own.

Q.       Will I owe taxes as a result of the merger?

A. The merger will be a taxable transaction for all holders of our common stock. As a result, the cash you receive in the merger for your shares of the common stock will be subject to United States income tax and also may be taxed under applicable state, local and other tax laws. In general, you will recognize gain or loss equal to the difference between (1) the amount of cash you receive and (2) the tax basis of your shares of Home Port common stock.

Q.       Why is your Board of Directors recommending the merger?

A. We believe the merger represents a unique opportunity for our shareholders to realize a fair price for their shares; stockholders of Home Port will receive approximately a 46% premium over the $25.3125 closing price on July 20, 2000, the last day of trading prior to our announcement that we had entered into the merger agreement. We also believe that a merger with Seacoast is the best opportunity for the interests of the Nantucket Bank constituencies to be served. Our Board of Directors believes that the merger is fair to, and in the best interests of, Home Port and its shareholders. Our Board of Directors has received a written fairness opinion from Sandler O'Neill & Partners, L.P. (the "Sandler Opinion") that the $37.00 per share in cash to be received by our shareholders pursuant to the merger agreement is fair from a financial point of view to Home Port and our shareholders.

Q. Does the Board of Directors or do officers of Home Port have any special interest in the outcome of the vote?

A. As described in the proxy statement, the members of our Board of Directors and officers of Home Port have certain interests in the merger that are different from or in addition to your interests, which may create possible conflicts of interest.

Q. What stockholder vote is required to adopt the merger agreement and the merger?

A. Under Delaware law, a majority of the outstanding shares of common stock entitled to vote must adopt the merger agreement and the merger.

Q. What happens if I do not instruct a broker holding my shares as to how to vote them or I abstain from voting?

A. The proposal to adopt the merger agreement is considered a "non-discretionary" item. As a result, brokerage firms who own shares in "street name" for customers who are the beneficial owners of those shares may not vote in their discretion on behalf of their clients if their clients have not furnished voting instructions. Shareholders who abstain from voting, but who are present in person or have executed a proxy, and broker "non-votes" will be considered in determining the presence of a quorum at the special meeting but will not be counted as votes cast for the merger agreement. Because the proposal to adopt the merger agreement is required to be approved by the holders of a majority of the outstanding shares of Home Port common stock, abstentions and broker "non-votes" will have the same effect as a vote against this proposal at the special meeting. Therefore, you should instruct your broker on how to vote your shares, using the instructions which will be provided to you by your broker prior to the special meeting.

Q.       Can I vote shares at the meeting that are held by a broker as nominee?

A. If you would like to attend the special meeting and your shares are held by a broker, bank or other nominee, you must bring to the special meeting a recent brokerage statement or letter from the nominee confirming your beneficial ownership of the shares of common stock. You must also bring a form of personal identification. In order to vote your shares at the special meeting you must obtain from each nominee a proxy issued in your name.

Q.       Who is entitled to vote at the special meeting?

A. Holders of record of our common stock as of the close of business on August 25, 2000, are entitled to vote at the special meeting. Each shareholder has one vote for each share of our common stock owned.

Q.       Do I need to attend the special meeting in person?

A. No. It is not necessary for you to attend the special meeting in order to vote your shares, although you are welcome to attend.

Q.       Is the merger subject to regulatory approval?

A. Yes. The merger is subject to the approval by the Board of Governors of the Federal Reserve System ("Federal Reserve") and the Massachusetts Board of Bank Incorporation. There can be no assurance that such regulatory approvals will be obtained, and, if obtained, there can be no assurance as to the date of any such approvals.

Q.       When is the merger expected to be completed?

A. We are working toward completing the merger as quickly as possible. The merger cannot be completed until a number of conditions are satisfied. If adopted by the shareholders, we currently expect the merger to be completed on or before December 31, 2000.

Q.       What do I need to do now?

A. After you have carefully read this proxy statement, please complete, sign and mail your proxy card in the enclosed return envelope as soon as possible. That way, your shares can be represented at the special meeting. If your shares are held by a broker as nominee, you should receive a proxy card from your broker. Home Port shareholders must return their proxy cards before the special meeting or attend the special meeting in person in order for their votes to be counted at the special meeting. Your proxy materials include detailed information on how to vote.

Q.       Can I change my vote after I have mailed my proxy card?

A. Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by notifying our Secretary in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

Q.       Should I send in my Home Port stock certificates now?

A. No. Seacoast will send you written instructions for exchanging your stock certificates. You must return your stock certificates as described in the instructions. You will receive your cash payment as soon as practicable upon receipt of your stock certificates, together with the documents requested in the instructions, after consummation of the merger.

Q.       Where can I find more information about Home Port and Seacoast?

A. Both companies file periodic reports and other information with the Securities and Exchange Commission. You may read and copy this information at the Commission's public reference facilities at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site maintained by the Commission at http://www.sec.gov and at the offices of The Nasdaq Stock Market, Inc., 1735 K Street, Washington, D.C. 20006.

Q.       Who can help answer my questions?

A. If you have questions about the merger after reading this proxy statement, you should contact William P. Hourihan at (508) 228-0580.

Q.       Will any other matters be voted on at the special meeting?

A.       No other matters are expected to be voted on at the special meeting.

                                     SUMMARY

The following is a brief summary of the material information relating to the merger contained elsewhere in this proxy statement. This proxy statement is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement and the appendices to this proxy statement. The "Home Port," "we" "us" or "our" refers to Home Port Bancorp, Inc. "Seacoast" refers to Seacoast Financial Services Corporation. Nantucket Bank refers to Home Port's wholly owned bank subsidiary, Nantucket Bank. Capitalized terms not otherwise defined below have the meanings ascribed to them elsewhere in this proxy statement. Shareholders are urged to read this proxy statement and its appendices in their entirety.

                              Parties to the Merger

HomePort (page 49)  Home  Port is a bank  holding  company  incorporated  in
                    Delaware subject to supervision by the Federal Reserve. Home Port owns all of the common stock of Nantucket Bank, which operates full-service banking locations on the island of Nantucket. Home Port's executive and administrative offices are located at 104 Pleasant Street, Nantucket, Massachusetts 02554, and its telephone number at that location is 508 228 0580.

Seacoast (page 56)  Seacoast is a  Massachusetts  corporation and a bank holding company subject to supervision by the Federal Reserve. Seacoast owns all of the outstanding shares of common stock of Compass Bank for Savings, which operates full-service banking offices in Southeastern Massachusetts and on Martha's Vineyard. Seacoast's executive and administrative offices are located at One Compass Place, New Bedford, Massachusetts 02740, and its telephone number at that location is 508-984-6000.

                                   The Meeting

Time, Place and Date of the
Meeting (page 13)

                    The special meeting will be held at 10:00 a.m., local time, on October 20, 2000 at Harbor House, South Beach, Nantucket, Massachusetts.

Record Date and
Shareholders Entitled to
Vote (page 14)

                    You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on August 25, 2000, the record date for the special meeting. You will have one vote for each share of our common stock you owned on the record date. There are 1,841,890 shares of Home Port common stock entitled to be voted held by 332 shareholders of record.

Purpose of the Meeting
(page 14)

                    You will be asked to consider and vote upon a proposal to approve the merger agreement and the merger, providing for the acquisition of Home Port by, and merger into, Seacoast and the payment to shareholders of Home Port of $37.00 per share of common stock in Home Port.

Vote Required; Voting
Agreement (page 14 & 26)

                    Approval of the merger requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. Our directors and officers, together with their respective affiliates, collectively own approximately 365,351 shares of Home Port's common stock, or 19.84% of the total currently outstanding shares. The directors of Home Port, owning 338,020 shares or 18.35% of the total currently outstanding shares, have executed an agreement to vote as a stockholder FOR the merger and against any alternative transaction. Failure to vote FOR the merger, either by not returning the enclosed proxy card or by checking the ABSTAIN box on the proxy card, will have the same effect as a vote AGAINST the merger. The completion of the merger depends upon satisfaction of a number of conditions, including, among other things:

                    o approval of the merger agreement by the shareholders of Home Port holding not less than a majority of the outstanding shares of common stock;

                    o   receipt of all applicable regulatory approvals; and

                    o unless waived by the non-breaching party, that the representations and warranties of each of Home Port and Seacoast set forth in the Merger Agreement be true and correct in all material respects, it being understood that such representations and warranties shall be deemed to be true and correct unless the failure of such representations warranties to be true and correct would have a material adverse effect on Home Port or Seacoast.

Solicitation of Proxies (page 14)

                    We will pay all of the costs of soliciting proxies from our shareholders. In addition to soliciting proxies by mail, our directors, officers and employees, without receiving additional compensation, may solicit proxies by personal interview, mail, telephone and facsimile. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them. Home Port has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies at a cost of $6,000 plus the reimbursement of certain expenses.

Reasons for the Merger (page 17)

                    In arriving at our determination that the merger is fair to, and in the best interests of, our shareholders, the Board of Directors considered a number of factors, including, without limitation, the following:

                    o   The   merger   represents   an   opportunity   for   our
                        shareholders to realize a premium over recent market prices for their shares;

                    o In the opinion of our financial advisor, the price per share of common stock to be received by you is fair from a financial point of view;

                    o Our shares are somewhat illiquid and there is no assurance that our shares will appreciate in the future;

                    o The terms of the merger respect the interests of the customers and other constituencies of Nantucket Bank; and

                    o We have explored strategic alternatives and believe that the merger offers a unique opportunity to maximize the value of our common stock, while respecting the interests of Home Port's shareholders, employees, customers, suppliers, and the Nantucket community.

Recommendations of the
Board of Directors (page 17)

                    Our Board of Directors has determined that the terms of the merger are fair to, and in the best interest of, our shareholders, and has unanimously approved the merger agreement. Our Board of Directors unanimously recommends that you approve the merger agreement and the merger.

Opinion of Financial Advisor
(page 19)

                    On July 20, 2000, Sandler O'Neill & Partners, L.P. ("Sandler"), our financial advisor, delivered its written opinion (the "Sandler Opinion") to our Board of Directors that, as of the date of such Opinion, the consideration to be received by our shareholders in the merger is fair from a financial point of view. The full text of the Sandler Opinion, which has been updated through the date of this proxy statement and which sets forth the assumptions made, general procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B. You should read the Sandler Opinion carefully and in its entirety.

Interests of Certain Persons
in the Merger (page 28)

                    Our officers and directors have interests in the merger as employees and directors that are different from, or in addition to, your interests as shareholders.


                              The Merger Agreement

Effective Time of the Merger
(page 4 & 35)

                    The merger will become effective upon the filing of Articles of Merger with the Secretary of State of the State of Delaware and The Commonwealth of Massachusetts. The filing is expected to occur on or before December 31, 2000 after approval of the merger agreement by our shareholders at the special meeting, and satisfaction or waiver of the other conditions to the merger contained in the merger agreement. We cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived.

Representations and Warranties of
Home Port and Seacoast  (page 33)

                    The   merger   agreement    contains    various    customary
                    representations and warranties made by each of the parties to the merger agreement.

Covenants of Home Port and
Seacoast; Conduct of Business
Prior to the Merger (page 35)

                    The merger agreement contains various customary covenants made by Home Port, including a covenant that during the period from the date of the merger agreement until consummation of the merger, Home Port will conduct its business in the usual and ordinary course. The merger agreement also provides that Home Port will not pay any dividends in 2000 except for dividends declared and paid in February and May.

Conditions to Consummation of
the Merger (page 37)

                    The completion of the merger depends upon satisfaction of a number of conditions, including, among other things:

                    o approval of the merger agreement by the shareholders of Home Port holding not less than a majority of the outstanding shares of common stock;

                    o receipt of all applicable regulatory approvals including those of the Board of Governors of the Federal Reserve System and the Massachusetts Board of Bank Incorporation;

                    o that unless waived by the non-breaching party, the representations and warranties of each of Home Port and Seacoast set forth in the Merger Agreement be true and correct in all material respects, it being understood that such representations and warranties shall be deemed to be true and correct unless the failure of such representations warranties to be true and correct would have a material adverse effect on Home Port or Seacoast; and

                    o that unless waived, no court or governmental authority has prohibited the merger.

No Negotiations with Others (page 35)

                        Subject  to  certain   exceptions,   Home  Port  cannot,
                        directly or indirectly:

                    o Encourage, solicit, initiate, entertain, discuss or negotiate with any corporation, partnership, person or other entity concerning any merger, tender offer, takeover offer, sale of substantial assets or similar transaction; or

                    o provide any information to or cooperate with any corporation, partnership, person or other entity concerning a merger, tender offer, takeover offer, sale of substantial assets, sale of shares of capital stock or similar transaction.

Termination of Merger Agreement;
Termination Fee (page 38)

                    The merger agreement provides that the merger agreement and the merger may be terminated by the mutual consent of the parties, or by either party if not consummated by March 31, 2001 (unless such date is extended by mutual agreement) or upon the occurrence or non-occurrence of certain events. Subject to certain qualifications, the parties have agreed that the defaulting party will pay the other party a termination fee equal to $3,500,000 if the merger agreement is terminated in connection with certain events. Such termination fee would be payable by Home Port if (i) the merger agreement is terminated prior to shareholder approval of it, or because the Home Port Board does not publicly recommend that shareholders approve it, and (ii) Home Port enters into an acquisition agreement with a third party, or the Home Port Board recommends or does not oppose an acquisition agreement with a third party (See "The Merger Agreement"). Either party would have to pay the termination fee to the other in the event that the other terminates the Merger Agreement following a material breach by the defaulting party of any representation, warranty, covenant or agreement made by the defaulting party in the merger agreement, and such breach was caused by the defaulting party's willful conduct or gross negligence.

Stock Option Granted to
Seacoast (page 29)

                    As a condition to Seacoast's willingness to enter into the merger agreement, Home Port granted Seacoast an option to purchase up to 366,536 shares of Home Port Common Stock at an exercise price of $37.00 per share, a copy of which is attached to this proxy statement as Annex C.

                    The number of shares for which the option is exercisable represents approximately 19.9% of Home Port's currently issued and outstanding common stock. The option is only exercisable upon the occurrence of certain specified events that would ordinarily be associated with an acquisition or potential acquisition of Home Port by a third party.

Certain Federal Income Tax
Consequences (page 43)

                    As a result of the merger, you will generally recognize a gain or loss for United States income tax purposes measured by the difference between the cash received pursuant to the merger agreement and your adjusted tax basis in the shares of Home Port's common stock exchanged for such cash. You should consult with your tax advisor as to the specific tax consequences of the merger to you, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Treatment (page 26)

                    The merger will be accounted for as a "purchase" in accordance with generally accepted accounting principles. Consequently, the aggregate consideration paid by Seacoast in connection with the merger will be allocated to Home Port's assets and liabilities based upon their fair values, with any excess being treated as goodwill.

Recent Prices of Company
Common Stock (page 2)

                    Home Port's common stock is traded on the Nasdaq National Market System ("NASDAQ") under the symbol "HPBC." The closing price per share for the common stock as reported on the NASDAQ on July 20, 2000, the last full trading day prior to the public announcement that we executed the merger agreement with Seacoast, was $25.3125.

Management Ownership (page 45)

                    As of August 1, 2000, our directors and executive officers owned, in the aggregate, 365,351 shares of our outstanding common stock, representing an aggregate of approximately 19.84% of our outstanding shares.

                                   THE MEETING

Time, Place and Date of the Meeting

The Special Meeting will be held at 10:00 a.m., local time, on October 20, 2000 at Harbor House, South Beach, Nantucket, Massachusetts.

Purpose of the Meeting

At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement. You also may be asked to vote upon such other matters as may properly come before the special meeting, which may include a proposal to adjourn the special meeting. Any such adjournment or adjournments could be used for the purpose of allowing additional time for the management of Home Port to solicit additional votes to approve the merger agreement.

Record Date; Voting Rights; Proxies

The close of business on August 25, 2000 has been fixed by Home Port as the record date for the determination of holders of common stock entitled to notice of and to vote at the special meeting and any adjournment or adjournments. At the close of business on the record date, there were 1,841,890 shares of common stock outstanding and entitled to vote. You are entitled to vote at the special meeting if you owned shares of common stock as of the close of business on the record date. You will have one vote for each share of common stock that you owned on that date.

The proxy statement is accompanied by a form of proxy. Each proxy returned to Home Port by a holder of Home Port common stock on the record date will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted "FOR" approval of the merger agreement. Proxies marked "FOR" approval of the merger agreement and executed but unmarked proxies will be voted in the discretion of the persons named in the accompanying form of proxy as to any proposed adjournment of the special meeting. Proxies that are voted against approval of the merger agreement will not be voted in favor of any motion to adjourn the special meeting to solicit more votes in favor of approval of the merger agreement.

You may change your vote at any time before your proxy is voted at the shareholders meeting. You can do so in one or more of the following ways:

                    -- You can send a written notice to William P. Hourihan, a Senior Vice President of Home Port at the address below stating that you are revoking your earlier dated proxy.

                    --  You can complete a new proxy card and send it to William
                        P. Hourihan, a Senior Vice President of Home Port at the address below in which case the new proxy card will automatically replace any earlier dated proxy card that you returned.

                    --  You can attend the special meeting and vote in person.

You should send your written notice that you are revoking your proxy, request for a new proxy card or completed new proxy card to Home Port at the following address:

                    HomePort Bancorp, Inc. 104 Pleasant Street, Nantucket, Massachusetts 02554 Attention: William P. Hourihan, Senior Vice President.

                  Your attendance at the special meeting will not, in and of itself, constitute revocation of your proxy.

                                   THE MERGER

Background of the Merger

         Members of the Board of Directors of Home Port Bancorp, Inc. (the "Board") expressed concern at the regularly scheduled 1999 July and October Board meetings with respect to the low valuation and trading volume of Home Port's stock, which factors created a lack of liquidity for shareholders in the public securities marketplace. Members of the Board also discussed the fact that expansion through acquisitions would be difficult. In November of 1999, Karl L. Meyer, Home Port's Chairman, President and Chief Executive Officer, ("Mr.
Meyer") telephoned Paul R. Haklisch of Sandler O'Neill & Partners, L.P. ("Sandler O'Neill"), an investment banking firm experienced in advising small banks, and the two met in person on December 1, 1999. The topic of discussion on each occasion was the consideration of strategic alternatives and the possibility of a business combination. Mr. Meyer requested that Sandler O'Neill make a presentation to the Board regarding such topics.

         At the regularly scheduled January 31, 2000 Board meeting, Mr. Haklisch of Sandler O'Neill made a presentation to the Board during which he described:

         (i) the historic and current ranges of trading prices of capital stock of small to mid-sized publicly held New England banks;

         (ii) the effects of lack of liquidity on shareholders of "small cap" banks (under $500 million of capitalized equity value) including stock trading prices;

         (iii) additional resources that could be available to Nantucket Bank in the event of a merger with a larger bank;

         (iv) potential parties that might wish to acquire or merge with Home Port; and

         (v) the potential effects of a merger of Home Port on employees, customers and other constituencies of Nantucket Bank.

         The Board authorized Mr. Meyer to enter into an engagement letter appointing Sandler O'Neill to act as Home Port's investment advisor to assist the Board in its determination of whether to enter into a strategic transaction with another bank. An engagement letter containing confidentiality provisions was executed on February 11, 2000. Sandler O'Neill was instructed to make discreet inquiries of parties that appeared to be good candidates to enter into a transaction with Home Port. Sandler O'Neill was also instructed that under no circumstances was it to disclose Home Port's possible interest in effecting a transaction, except on a one-to-one basis to specific banks pre-cleared by Mr. Meyer.

         Sandler O'Neill introduced Mr. Meyer to Kevin Champagne ("Mr. Champagne"), Chairman of Seacoast Financial Services Corporation ("Seacoast") on February 8, 2000 to discuss a possible transaction between Home Port and Seacoast. On February 14, 2000, Home Port and Seacoast entered into a Confidentiality Agreement, pursuant to which Seacoast was furnished financial and other information relating to the operations of Home Port and its wholly owned subsidiary, Nantucket Bank.

         Mr. Meyer met with Mr. Champagne again on March 15, 2000. In a telephone conversation on April 3, 2000, Mr. Champagne indicated to Mr. Meyer that Seacoast was willing to make an offer including consideration to Home Port shareholders split equally between stock and cash, and at a price of $36.50 per share of Home Port stock. Mr. Champagne also indicated that the issuance of
Seacoast shares would require regulatory approval that involved some uncertainty. Mr. Meyer did not encourage Mr. Champagne to make an offer on such terms.

         At the regularly scheduled Board Meeting on May 12, 2000, Mr. Meyer informed the Directors of the discussions to date with Seacoast and that he had not encouraged Seacoast to make an offer containing the terms conveyed by Mr. Champagne on April 3.

         Having received informal encouragement from the Board to continue discussions with Seacoast, Mr. Meyer met again with Mr. Champagne on May 17, 2000. On June 14, 2000, Mr. Champagne wrote to Mr. Meyer and set forth "a non-binding expression of interest" with respect to a possible merger of Home Port into Seacoast, pursuant to which all Home Port shareholders would receive $37 per share in cash (the "Seacoast Proposal"). The Seacoast Proposal set a deadline of June 23, 2000 for response. Mr. Meyer called a special meeting of the Home Port Board for June 20, 2000 for the purpose of discussing and responding to the Seacoast Proposal. At the June 20, 2000 meeting of the Board, each director expressed his views with respect to the Seacoast Proposal. The Board discussed: (i) the effect of a merger with Seacoast on Home Port's shareholders, employees, customers, suppliers, and the Nantucket community; (ii) the low trading volume and illiquidity of Home Port stock; (iii) the advantages and disadvantages of a cash-only transaction as compared to a combination of cash and stock transaction; (iv) Seacoast's proposed requirement that Home Port omit payment of two quarterly dividends; (v) the effect of the proposed "lockup and standstill" provisions; (vi) the governing structure under which Nantucket Bank would continue to operate in the event of a transaction with Seacoast and
(vii) the pricing of the Home Port stock at $37 per share. It was agreed by the Board that further information should be developed by management and Sandler O'Neill and reviewed by the Board, which would then reconvene. Mr. Meyer obtained an extension of the June 23, 2000 deadline set in the Seacoast Proposal for response to June 27, 2000.

         On June 22, 2000 Mr. Meyer transmitted to the Board additional information for consideration in developing a response to the Seacoast Proposal. The additional information included (i) an analysis of "comparable Year 2000 transactions" prepared by Sandler O'Neill; (ii) an analysis of prices at which Home Port stock had traded during the prior five year period as compared to earnings and book value; (iii) a pro forma analysis of a merger with Seacoast prepared by Sandler O'Neill and (v) information prepared by management in connection with an unsolicited prior proposal of merger received from another bank in October 1999, which had offered a partial cash/partial stock transaction with an aggregate value less than the Seacoast Proposal.

         On June 26, 2000, following deliberations of the Board at a special meeting, the Board authorized Mr. Meyer to advise Seacoast (i) of Home Port's interest in proceeding with the Seacoast Proposal, (ii) the necessity of clarification of certain terms and conditions, including Seacoast's future plans for operation of Nantucket Bank, and (iii) that the Home Port Executive Committee, acting with advice of counsel, was prepared to enter into definitive discussions regarding the merger of Home Port pursuant to the Seacoast Proposal. The Executive Committee, consisting of Messrs. Meyer, Read and DiGiovanna, assisted by Home Port's Treasurer, John Sweeney, were instructed to evaluate and report to the Board terms upon which a merger with Seacoast could be consummated including: (i) a representation from Seacoast regarding continuation of local Nantucket Bank management; (ii) appropriate lock-up and liquidated damages provisions; (iii) other terms affecting the Nantucket community and (iv) employment agreements with key Nantucket Bank executives.

         On July 6, 2000 the Executive Committee and legal counsel for Home Port, accompanied by the President of Nantucket Bank, William Hourihan, and John Sweeney, Treasurer of Home Port, as well as representatives of Sandler O'Neill, met and discussed potential terms of an agreement with Seacoast which would be acceptable to Home Port. Following that meeting the Home Port representatives met with representatives of Seacoast and negotiated terms of a merger agreement between Home Port and Seacoast pursuant to which Seacoast would acquire all of the issued and outstanding stock of Home Port by effecting a statutory merger of Home Port into Seacoast (the "merger"). It was determined at the meeting with Seacoast that the Home Port Executive Committee would recommend a transaction with Seacoast pursuant to which:

         1)    Home Port shareholders would receive $37 cash per share;

         2)    Contracts with key employees of Nantucket Bank would be honored;

         3) Existing directors of Nantucket Bank would continue for some period of time after completion of the Merger;

         4) Appropriate lock-up and termination fees would be negotiated by counsel for the parties; and

         5) Home Port would agree not to pay any dividends in 2000 (other than dividends declared and paid in February and May).

         Between July 6, 2000 and July 20, 2000, the parties and their respective financial and legal advisors further discussed and negotiated the terms and conditions of the merger agreement and other related agreements, including a stock option agreement with Seacoast, a consulting agreement between Mr. Meyer and Seacoast and new employment agreements with officers of Nantucket Bank. During this time period Seacoast conducted and also completed its due diligence.

         On July 20, 2000, the parties resolved all of the material open issues. A special meeting of the Home Port Board was held on July 20, 2000, to discuss the merger and merger agreement and related documents which had been delivered to Board Members. Messrs. Paul Haklisch and Mathew Drukker of Sandler O'Neill were present. Sandler O'Neill made an oral and visual presentation to the Board, discussing in detail the past and projected performance of Home Port common stock, and comparing the pricing of transactions similar to the merger proposed with Seacoast. After detailed questioning by the Board, Sandler O'Neill delivered its opinion to the Board that the terms of the merger were fair to Home Port shareholders from a financial point of view. A full discussion of the Board members ensued. Legal counsel for Home Port then commented in detail regarding the proposed terms and conditions of the merger agreement and a time table for its completion. Legal counsel responded to numerous questions raised by the Directors concerning a variety of contingencies that could occur should Home Port enter into the merger agreement and related agreements as proposed.

         Mr. Meyer excused himself from the latter part of the meeting and the Board discussed the consulting agreement proposed by Seacoast between Mr. Meyer and Seacoast and termination of his existing consulting agreement with Home Port. The Board determined that the proposed consulting agreement with Seacoast appears to be a requirement of Seacoast in order to assure a successful transition of management of Nantucket Bank from Home Port to Seacoast. The Board also determined that the consideration payable under the proposed consulting agreement was a matter of arms' length dealings between Mr. Meyer and Seacoast. Mr. Meyer's existing consulting agreement with Home Port provides that upon consummation of the merger Mr. Meyer has the right to terminate his consulting agreement and receive a payment equal to the amount payable for the remainder of its term. It was determined to approve any termination payments that might be due to Mr. Meyer under his consulting agreement with Home Port on the proviso that the total amount to be paid to him would not constitute an "excess parachute payment" that is non-deductible for federal income tax purposes under the provisions of Section 280G of the Internal Revenue Code of 1986. Mr. Meyer then returned to the meeting and agreed that he would waive rights to that portion of the payment made in termination of his consulting agreement with Home Port to the extent required to avoid causing such payment to be classified as a non-deductible excess parachute payment. The Board then unanimously voted to approve the merger and merger agreement and related documents by adoption of appropriate resolutions. Mr. Meyer was authorized to execute the merger agreement and related documents on behalf of Home Port. Following the close of trading of NASDAQ on July 20, 2000, authorized officers of Home Port and Seacoast executed and delivered the merger agreement and the stock option agreement.

Reasons for the Merger; Recommendation of the Board

         It is the strong desire of the Board and management of Home Port that shareholder values be protected and enhanced. While Home Port's performance in recent years has been, and its prospects for its immediate future as a stand-alone entity appear promising, the Board of Directors believes that a sale to a larger bank holding company will provide Home Port's shareholders with an immediate significant premium over book value and the price at which the stock had traded in the recent past. Further, the Board believes a merger with Seacoast will provide Nantucket Bank and the constituencies which it serves with more and better resources for the future in ways that are unlikely to be achieved by Home Port as a stand-alone bank. Despite the attractive operating performance of Home Port, the Board of Home Port believes that publicly traded shares of companies of the size and in the industry in which Home Port participates will not in the foreseeable future trade at values that are an attractive multiple of earnings per share. The depression of stock price affects the shareholders of such entities by decreasing the value of their investment and by providing the companies with less valuable currency with which to grow.

         For  these  reasons,   as  described  above,  the  Board  of  Directors
determined to explore strategic alternatives, and on July 20, 2000, after due consideration, unanimously:

         (i) determined that the merger agreement and the merger and related transactions are fair to and in the best interests of the shareholders of Home Port;

         (ii)  approved   the  merger   agreement,   the   merger  and   related
               transactions; and

         (iii) determined to recommend that the shareholders of Home Port approve the merger agreement and merger. Accordingly, the Board recommends that the shareholders vote "FOR" the approval of the merger agreement and merger.

         In approving the transaction and making these recommendations, the Board consulted with Home Port and Nantucket Bank key management, as well as its outside legal counsel and the Board's financial advisor, and considered the following material factors:

         (i)   all the reasons described above;

         (ii) the possibility of remaining as a stand-alone bank or seeking additional proposals;

         (iii) the terms and conditions of the merger agreement, including the conditions to closing and the termination fees payable under certain circumstances;

         (iv) the analyses and presentation of Sandler O'Neill and its written opinion to the effect that, as of July 20, 2000 and based upon and subject to the various assumptions made and matters considered as set forth in its opinion, the consideration proposed to be paid by Seacoast in the merger is fair from a financial point of view to the shareholders of Home Port;

         (v) the market value, book value, earnings per share, and dividends paid to holders of Home Port common stock;

         (vi)  the high costs of  continuing as a small,  independent,  publicly
               traded  company  in  an  increasingly   complex  competitive  and
               regulatory environment;

         (vii) the fact that approval of the merger agreement requires the affirmative vote of a majority of the shares of Home Port common stock outstanding and entitled to vote, consisting in large part of persons other than members of Home Port management; and

        (viii) that while the merger is likely to be completed, there are risks associated with obtaining necessary regulatory approvals, and, as a result of certain conditions to the completion of the merger, it is possible that the merger may not be completed even if approved by the shareholders.

         In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the Board did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors. The Board relied on the experience and expertise of Sandler O'Neill, its financial advisor, for quantitative analysis of the financial terms of the merger. See "Opinion of Home Port's Financial Advisor". The Board also relied on its thorough discussions with and questioning of Home Port's management and its legal, financial and accounting advisors. The Board members considered all these factors as a whole and overall considered the factors to be favorable to support their respective determinations. In considering such factors, individual members of the Board may have given different weight to different factors.

         In reviewing the provisions of the merger agreement relating to the requirement that Home Port pay to Seacoast a termination fee of $3,500,000 if, for certain specified reasons, the merger is not consummated, the Board of Directors was aware that the existence of such provision would make it more expensive for a third party to offer a price that was in excess of Seacoast's proposal. The Board of Directors was aware that the provision might significantly deter a potential competing acquirer from making an offer. The Board of Directors was also aware that Seacoast required the provision as a condition to entering into the merger agreement. See "The Merger Agreement - Termination; Expenses."

         The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive but is believed to include all material factors considered by them.

Opinion of Home Port's Financial Advisor

         By letter agreement dated as of February 11, 2000, Home Port retained Sandler O'Neill as an independent financial advisor in connection with Home Port's consideration of a possible business combination. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

         Sandler O'Neill acted as financial advisor to Home Port in connection with the merger and participated in certain of the negotiations leading to the merger agreement. At the request of the Home Port Board, representatives of Sandler O'Neill attended the July 20, 2000 meeting at which the Board considered and approved the merger agreement. At the meeting, Sandler O'Neill delivered to the Home Port Board its written opinion that, as of such date, the merger consideration was fair to the Home Port shareholders from a financial point of view. Sandler O'Neill has also delivered to the Home Port Board a written opinion dated the date of this Proxy Statement which is substantially identical to the July 20, 2000 opinion. The full text of Sandler O'Neill's opinion is attached as Annex B to this Proxy Statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O'Neill in rendering the opinion. The opinion is incorporated by reference into this description and this description is qualified in its entirety by reference to the opinion. Home Port shareholders are urged to carefully read the opinion in connection with their consideration of the proposed merger.

         Sandler O'Neill's opinion was directed to the Home Port Board and was provided to the Board for its information in considering the merger. The opinion is directed only to the fairness of the consideration to Home Port shareholders from a financial point of view. It does not address the underlying business decision of Home Port to engage in the merger or any other aspect of the merger and is not a recommendation to any Home Port shareholder as to how such shareholder should vote at the Special Meeting with respect to the merger or any other related matter.

         In rendering its July 20, 2000 opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Home Port and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Home Port or the companies to which it is being compared.

         The earnings projections for Home Port relied upon by Sandler O'Neill in its analyses were reviewed with management and were based upon internal projections of Home Port for the years ending December 31, 2000 and 2001. For fiscal years after 2001, Sandler O'Neill assumed, with Home Port's consent, an annual growth rate on earning assets of 8%. The earnings projections furnished to Sandler O'Neill were prepared by the senior management of Home Port for internal purposes only and not with a view towards public disclosure. These projections were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

         In  performing  its  analyses,   Sandler  O'Neill  also  made  numerous
assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Home Port, Seacoast and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Home Port Board at the July 20th meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Home Port's common stock or the prices at which Home Port's common stock may be sold at any time.

         Summary of Proposal. Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the per share consideration of $37.00 and Home Port's June 30, 2000 financial information, Sandler O'Neill calculated the following ratios:

         Transaction value/Book value                          2.35x
         Transaction value/Last twelve months' EPS            12.67x
         Tangible book premium/core deposits (1)              18.24%
         -------------------------

(1)      Assumes 5% non-core deposits.

The aggregate transaction value was approximately $68.5 million, based upon 1.85 million diluted shares of Home Port's common stock outstanding, which was determined using the treasury stock method at the per share transaction value. For purposes of Sandler O'Neill's analyses, earnings per share were based on diluted earnings per share. Sandler O'Neill noted that the transaction value represented a 46.5% premium over the July 19, 2000 closing price of Home Port's common stock of $25.25.

         Stock Trading History. Sandler O'Neill reviewed the history of the reported trading prices and volume of Home Port's common stock and the relationship between the movements in the prices of Home Port's common stock to movements in certain stock indices, including the Standard & Poor's 500 Index, the NASDAQ Bank Index and the median performance of a composite group of publicly traded New England savings institutions selected by Sandler O'Neill. During the one year period ended July 17, 2000, Home Port's common stock underperformed the S&P 500 but outperformed each of the other indices to which it was compared.
                             Beginning Index Value       Ending Index Value
                                 July 16, 1999               July 17, 2000
                             ----------------------    -----------------------
Home Port                            100.00%                    102.59%
Home Port Composite Group            100.00                      85.81
Nasdaq Bank Index                    100.00                      84.17
S&P 500 Index                        100.00                     105.71

         Comparable Company Analysis. Sandler O'Neill used publicly available information to compare selected financial and market trading information for Home Port and two groups of selected financial institutions. The first group consisted of Home Port and the following sixteen publicly traded New England savings institutions (the "Regional Group"):

Bancorp Connecticut, Inc.          Lawrence Savings Bank                Ipswich Bancshares, Inc.
Woronoco Bancorp, Inc.             Central Bancorp, Inc.                Mystic Financial, Inc.
Bay State Bancorp                  NewMil Bancorp, Inc.                 First Coastal Corp.
New Hampshire Thrift               Alliance Bancorp of New              Mayflower Cooperative Bank
Bancshares, Inc.                   England
                                   Hingham Institution for Savings      Falmouth Bancorp, Inc.
                                   Northeast Bancorp
Warren Bancorp, Inc.

         Sandler O'Neill also compared Home Port to a group of nine publicly traded savings institutions which had a return on average equity (based on last twelve months' earnings) of greater than 13% and a price-to-tangible book value of greater than 120% (the "High Performing Group"). The High Performing Group was comprised of Home Port and the following nine institutions:

First Bell Bancorp, Inc.                      WVS Financial Corp.
American Bank of Connecticut                  Essex Bancorp, Inc.
Coastal Financial Corp.                       First Georgia Holding, Inc.
Bancorp Connecticut, Inc.                     Mayflower Co-Operative Bank
Warren Bancorp, Inc.

         The analysis compared publicly available financial information for Home Port and the median data for each of the Regional Group and Highly Valued Group as of and for each of the years ended December 31, 1995 through December 31, 1999 and as of and for the twelve months ended March 31, 2000. The table below sets forth the comparative data as of and for the twelve months ended March 31, 2000.

--------------------------------------------------------------------------------


                                       Home Port     Regional    High Performing
                                       Bancorp        Group           Group
                                     ------------  ------------  ---------------
Total Assets
Tangible equity/total assets         $ 328,455     $ 383,719      $ 413,011
Net loans/total assets                   83.97%        73.48%         67.72%
Gross loans/total deposits              125.38%        94.89%         94.88%
Total borrowings/total assets            22.56%        22.56%         22.99%
Non-performing assets/total assets        0.00%         0.13%          0.21%
Loan loss reserve/gross loans             1.44%         1.21%          1.36%
Net interest margin                       4.34%         3.83%          3.62%
Non-interest income/average assets        0.51%         0.42%          0.50%
Non-interest expense/average assets       2.02%         2.62%          2.22%
Efficiency ratio                         43.32%        64.59%         53.47%
Return on average assets                  1.70%         0.97%          1.15%
Return on average equity                 20.13%        11.88%         16.02%
Price/tangible book value per share     166.37%        97.11%        158.66%
Price/earnings per share                  8.86x         9.60x          9.00x
Dividend yield                            3.54%         3.31%          3.88%
Dividend payout ratio                    31.36%        30.30%         42.96%


         Analysis of Selected Merger Transactions. Sandler O'Neill reviewed certain other transactions announced from January 1, 2000 to July 15, 2000 involving publicly traded savings institutions as acquired institutions with transaction values greater than $15 million. Sandler O'Neill reviewed 21 transactions announced nationwide, nine transactions announced in the Mid Atlantic and New England region, and seven transactions announced nationwide involving an all cash consideration. Sandler O'Neill reviewed the multiples of transaction value to last twelve months' earnings, transaction value to book value and premium to market price and computed high, low, mean and median multiples and premiums for the respective groups of transactions.

These multiples were applied to Home Port's financial information as of and for the last twelve months ended June 30, 2000. Sandler O'Neill also analyzed certain relative pricing multiples for the same groups of transactions. The relative multiples were determined by dividing the absolute transaction multiples by the relevant trading multiples of the buyers. Sandler O'Neill then calculated current relative implied price/earnings and price/book multiples by applying the relative multiples to Seacoast's current trading multiples of 9.69x last twelve months' earnings and 88.21% of book value. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Home Port's common stock of $13.71 to $54.14 based upon the median multiples for Nationwide Transactions, $19.63 to $54.14 based upon the median multiples for Regional Transactions and $23.79 to $64.63 based upon the median multiples for Cash Transactions.


                                   Nationwide                          Regional                     Cash
                                   ------------------------        -----------------        --------------------
                                   Median          Implied         Median    Implied        Median      Implied
                                   Multiple        Value           Multiple  Value          Multiple    Value

Deal price/LTM EPS                 18.55x           $54.14         18.55x    $54.14         22.15x      $64.63
Relative Price/LTM EPS             14.68x           $42.85         15.21x    $44.39         14.49x      $42.30
Deal price/Book Value               1.43x           $22.55          1.52x    $23.98          1.51x      $23.79
Relative Price/Book Value           0.87x           $13.71          1.24x    $19.63          1.56x      $24.58
Premium to Market                  39.57%           $35.69         35.26%    $35.26         53.28%      $39.09


         Discounted Dividend Stream and Terminal Value Analysis. Sandler O'Neill also performed an analysis which estimated the future stream of after-tax dividend flows of Home Port through December 31, 2003 under various circumstances, assuming Home Port's current dividend payout ratio and that Home Port performed in accordance with the earnings forecasts reviewed with management. To approximate the terminal value of Home Port common stock at December 31, 2003, Sandler O'Neill applied price/earnings multiples ranging from 7x to 22x and multiples of tangible book value ranging from 125% to 250%. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 9% to 15% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Home Port common stock. As illustrated in the following table, this analysis indicated an imputed range of values per share of Home Port common stock of $21.29 to $59.39 when applying the price/earnings multiples and $22.40 to $49.48 when applying multiples of tangible book value.


                          Price/Earnings Multiples                            Tangible Book Value Multiples

Discount Rate        7x           13x         16x         22x           1.25x        1.75x      2.00x      2.50x
-------------
       9%         $25.35        $43.73      $52.92      $71.31         $26.69       $35.81     $40.36     $49.48
      11           23.88         41.14       49.76       67.01          25.14        33.70      37.85      46.53
      13           22.53         38.74       46.84       63.05          23.72        31.75      35.77      43.81
      15           21.29         36.53       44.15       59.39          22.40        29.96      33.74      41.29


         In connection with its analysis, Sandler O'Neill considered and discussed with the Home Port Board how the present value analysis would be affected by changes in the underlying assumptions, including variations with respect to the growth rate of assets, net income and dividend payout ratio. Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

         In connection with rendering its July 20, 2000 opinion, Sandler O'Neill reviewed, among other things: (1) the merger agreement and exhibits thereto; (2) certain publicly available financial statements and other historical financial information of Home Port that they deemed relevant; (3) certain publicly available financial statements of Seacoast that they deemed relevant; (4) certain internal financial analyses and forecasts of Home Port prepared by and reviewed with management of Home Port and the views of senior management of Home Port, based on certain limited discussions with certain members of senior management, regarding Home Port's business, financial condition, results of operations and future prospects; (5) the publicly reported historical price and trading activity for Home Port's common stock, including a comparison of certain financial and stock market information for Home Port with similar publicly available information for certain other companies the securities of which are publicly traded; (6) the financial terms of recent business combinations in the savings institution industry, to the extent publicly available; (7) the current market environment generally and the banking environment in particular; and (8) such other information, financial studies, analyses and investigations and financial, economic and market criteria as they considered relevant.

         In connection with rendering the opinion included as Annex B to this Proxy Statement, Sandler O'Neill confirmed the appropriateness of its reliance on the analyses used to render its July 20, 2000 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the other factors considered in rendering its opinion.

         In performing its reviews and analyses, Sandler O'Neill assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it, and Sandler O'Neill did not assume any responsibility or liability for independently verifying the accuracy or completeness of any of such information. Sandler O'Neill did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Home Port or Seacoast or any of their respective subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals. Sandler O'Neill is not an expert in the evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of the allowance for loan losses of Home Port or Seacoast, nor has it reviewed any individual credit files relating to Home Port or Seacoast. With Home Port's consent, Sandler O'Neill has assumed that the respective allowances for loan losses for both Home Port and Seacoast are adequate to cover such losses. In addition, Sandler O'Neill has not conducted any physical inspection of the properties or facilities of Home Port or Seacoast. With respect to the financial projections prepared by and reviewed with Home Port's management and used by Sandler O'Neill in its analyses, Sandler O'Neill assumed that they reflected the best currently available estimates and judgments of the management of the future financial performance of Home Port and that such performance will be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based.

         Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the merger agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the merger agreement are not waived. Sandler O'Neill also assumed, with Home Port's consent, that there has been no material change in Home Port's and Seacoast's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them, that Home Port and Seacoast will remain as going concerns for all periods relevant to its analyses, and that the merger will be accounted for as a purchase transaction and will not be a taxable transaction at the corporate level for federal income tax purposes.

         Home Port has agreed to pay Sandler O'Neill a transaction fee of approximately $856,250 in connection with the merger, which will become due and payable upon closing of the merger. Home Port has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents, and controlling persons against certain expenses and liabilities, including liabilities under securities laws.

         In the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to Home Port and Seacoast and may actively trade the equity securities of Home Port and Seacoast and their respective affiliates for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Voting Agreement

Each of the directors of Home Port has executed a voting agreement pursuant to which each such director has agreed to vote all of his shares of Home Port stock in favor of the merger at the special meeting of shareholders. As a result, holders of 18.35% of the outstanding shares of Home Port are contractually bound to vote in favor of the merger.

Accounting Treatment of the Merger

United States generally accepted accounting principles require that Seacoast use the purchase method of accounting to account for the merger. The total purchase price will be allocated to the assets acquired and liabilities assumed, based on their fair values. To the extent that this purchase price exceeds the fair value of the net tangible assets acquired at the effective time of the merger, Seacoast will allocate the excess purchase price to intangible assets, including goodwill.

No Appraisal and Dissenters' Rights

The holders of Home Port's common stock do not have appraisal rights under Delaware law in connection with the merger.

Other Interests of Home Port and Nantucket Bank Directors and Officers in the Merger

In considering the recommendation of the Home Port Board with respect to the merger, holders of Home Port common stock should be aware that members of the Home Port Board and management team have interests in the merger that are different from, or additional to, the interests of the shareholders of Home Port generally. The Home Port Board was aware of these interests and considered them, among other matters, in approving the merger agreement and the matters and transactions contemplated thereby, including the merger.

As of June 30, 2000, the directors and executive officers of Home Port beneficially owned an aggregate of approximately 365,361 shares of Company common stock. Pursuant to the terms of the merger agreement, Home Port's directors and executive officers will receive the same consideration for their shares of Home Port common stock as other Home Port shareholders.

Karl L. Meyer Consulting Agreements

Home Port's existing consulting agreement with Karl L. Meyer, in effect since May 1, 1998, provides that Mr. Meyer act as Chairman, President and Chief Executive Officer of Home Port as an independent consultant (the "Consulting Agreement"). The compensation payable to Mr. Meyer under the Consulting Agreement is presently $120,000 per year, plus reasonable expenses. The Consulting Agreement is for a three-year term annually extended for one year if prior notice is not given 90 days before expiration of each annual anniversary date. The current term expires on April 30, 2003. The Consulting Agreement further provides that upon a "change of control" of Home Port, such as the merger, Mr. Meyer will be entitled to terminate the Consulting Agreement and receive an amount equal to the amount otherwise payable to him as compensation during the period commencing on the effective date of the "change of control" and ending on the date of the unexpired term. Assuming the merger is effective on October 31, 2000, Mr. Meyer would be entitled to receive, should he elect to terminate the Consulting Agreement, two and one half years of compensation, or $300,000. However, the merger agreement provides that no payments may be made by Home Port which would be treated as "excess parachute payments" under the provisions of Section 280G of the Internal Revenue Code of 1986. Mr. Meyer has agreed to limit any payments due to him under the Consulting Agreement to whatever amount may be necessary (approximately $240,000) in order to avoid application of Section 280G.

The June 14, 2000 Seacoast Proposal and the merger agreement require that Mr. Meyer enter into a three year consulting and non-competition agreement with Seacoast for the purpose of assisting Seacoast in overseeing the management and policies of Nantucket Bank just as Home Port has overseen operations of Nantucket Bank as its parent (the "Seacoast Consulting Agreement"). The Seacoast Consulting Agreement provides that Mr. Meyer will be available to consult for up to 20 hours each week, and will consult on-site up to five days per month. Mr. Meyer will be paid $150,000 per year by Seacoast for his services. A copy of the Consulting Agreement is attached as Annex D.

Employment Agreements

On May 31, 2000, the Home Port Compensation Committee, consisting of Messrs. DiGiovanna, McKay and Jones, met with independent employee benefits advisors who had been engaged to assist the Committee in evaluating employee benefit plans. Among the actions taken at that meeting was the unanimous recommendation that the existing employment agreements with Nantucket Bank's three top executives (William Hourihan, President, John Sweeney, Treasurer and Levin Waters, Senior Vice President) be amended to include provisions for extending the terms of their employment agreements to three years upon a change of control of Home Port. The resolution of the Compensation Committee was approved by the full Board at its meeting of July 20, 2000, and on the same day, Nantucket Bank and Messrs. Hourihan, Sweeney and Waters executed amendments to their respective employment agreements (the "Amendments"). The Amendments provide that upon a change of control of 25% or more of the capital stock of Home Port, the existing employment agreements convert from one year terms to three year terms. The Amendments also provide that if within two years of such change in control, the duties of the employees are changed or such employees are required to perform their services outside of the Island of Nantucket, they may terminate their contracts "for cause" and thereby be entitled to receive three times their base annualized compensation for the prior five years of service, as defined in
Section 280G of the Internal Revenue Code of 1986.

The terms of the merger agreement require that Messrs. Hourihan, Sweeney and Waters, and Daniel P. Neath enter into new employment agreements with Nantucket Bank that are satisfactory to Seacoast and become effective upon the Merger (the "New Employment Agreements"). The New Employment Agreements will supersede the existing employment agreements of Messrs. Hourihan, Sweeney, Waters and Neath. The compensation payable under the New Employment Agreements is identical to that payable under the existing employment agreements. The New Employment Agreements provide for a three year term for Mr. Hourihan, and a two year term for each of Mr. Sweeney, Mr. Neath and Mr. Waters. The New Employment Agreements also provide for "change of control" provisions similar to those set forth in the Amendments except that in the case of Messrs. Sweeney, Neath and Waters the compensation payable following a "change of control" is equal to two years of base annualized compensation instead of three years.

The New Employment Agreements waive the "change of control" provisions with respect to the Seacoast Merger. The New Employment Agreements do provide that each of Messrs. Hourihan, Sweeney and Waters will retain their current positions and salaries at Nantucket Bank and not be required to substantially perform their services outside of the Island of Nantucket. The form of Employment Agreement for each of Messrs. Hourihan, Neath, Sweeney and Waters is attached as Annex E.

Option Vesting

         Each of the Directors of Home Port who is not an officer of Home Port has options to purchase 5,000 shares of common stock of Home Port. The exercise price of the options in the case of Messrs. DiGiovanna, Jones, Read and McKay is $26.474 per share and in the case of Mr. Trevisani is $22.322 per share. In connection with the merger, all options to purchase Home Port common stock shall be deemed fully vested and all option holders will receive the merger consideration ($37 per share) net of any purchase price payable for their options.

Counsel for Home Port

Gadsby Hannah LLP are legal counsel for Home Port generally and are acting as Home Port's legal counsel in connection with the proposed merger with Seacoast and the special meeting of Home Port shareholders called herewith. Mr. Robert Trevisani is a partner of Gadsby Hannah LLP. He is also a director, stockholder and option holder of Home Port. (See "Voting Securities and Principal Holders Thereof").

Board of Directors and Management of Nantucket Bank Following the Merger

The members of the Board of Directors and the officers of Nantucket Bank in office immediately prior to the effective time of the merger will continue to hold their respective offices with Nantucket Bank following this merger. Up to three additional directors designated by Seacoast will be elected to the Board of Directors of Nantucket Bank. One of the directors of Nantucket Bank who is a resident of Nantucket will be named a director of Seacoast upon the Merger.

Directors  and Officers  Indemnification  and  Insurance.

The merger agreement provides that Seacoast will, for a period of six years from the effective time of the merger, indemnify the directors and officers of Home Port to the same extent they were indemnified by Home Port prior to the merger under Home Port's charter and/or bylaws. The merger agreement provides that, Seacoast will maintain, for a period of six years from the effective time of the merger, subject to certain limitations and so long as available in the marketplace, the same directors' and officers' liability insurance currently maintained by Home Port, or substitute policies having terms and conditions that are no less favorable, as to coverage and amounts, than those of Home Port's existing policy for directors and officers.

Stock Option Agreement

We have summarized below the material terms of the stock option agreement. We urge all Home Port shareholders to read the stock option agreement, a copy of which is attached to this document as Annex C, in its entirety for a complete description of its terms.

As a condition to Seacoast's willingness to enter into the merger agreement, Home Port entered into the Stock Option Agreement with Seacoast, dated as of July 20, 2000. Under the stock option agreement, Home Port granted Seacoast an option to purchase 366,536 shares of Home Port common stock, which is approximately 19.9% of the number of shares of Home Port common stock outstanding as of July 20, 2000 or, after giving effect to the exercise of the option would be approximately 16.6% of Home Port's issued and outstanding common stock. The option may be exercised only upon the occurrence of certain events related to an acquisition of Home Port by a third party. The exercise price of the option is $37.00 per share, provided that both the number of shares of Home Port common stock issuable to Seacoast under the option and the exercise price are subject to adjustment under specified circumstances.

Arrangements, such as the stock option agreement, are often entered into in connection with corporate mergers and acquisitions in an effort to increase the likelihood that the transactions will be completed in accordance with their terms, and to compensate recipients of options for their efforts and expenses, losses and lost opportunity costs if transactions are not completed due to circumstances involving an acquisition or potential acquisition of option issuers by third parties. The stock option agreement may have the effect of discouraging offers by third parties to acquire Home Port prior to the merger even if those persons are prepared to pay more than the price Seacoast has agreed to pay.

The option becomes exercisable by Seacoast if an initial triggering event and a subsequent triggering event occur prior to the termination of the option. An initial triggering event generally includes any of the following events:

         - Home Port or any of its subsidiaries enters into an agreement to engage in an "acquisition transaction" with any "person" (as defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act), or the Board of Home Port recommends that its shareholders approve or accept, or the Board fails to publicly oppose, any acquisition transaction;

         - Home Port or any of its subsidiaries proposes or publicly announces its intention to engage in an acquisition transaction, or the Board of Home Port publicly withdraws or modifies, or announces its intention to withdraw or modify, its recommendation that its shareholders approve the merger agreement;

         - the shareholders of Home Port vote not to approve the merger, or a shareholders' meeting is not held as required by the merger agreement or is canceled, if, prior to the meeting, any person has proposed to Home Port or its shareholders by public announcement or written communication that is or becomes subject to public disclosure to engage in an acquisition transaction;

         - any person, other than Seacoast or its subsidiaries, acting in a fiduciary capacity in the ordinary course of its business acquires beneficial ownership or the right to acquire beneficial ownership of 10% or more of the outstanding shares of Home Port common stock;

         - any person has made a bona fide proposal to Home Port or its shareholders by public announcement or written communication that is or becomes subject to public disclosure to engage in an acquisition transaction;

         - after an overture is made by a person to Home Port or its shareholders to engage in an acquisition transaction, Home Port breaches any covenant or obligation contained in the merger agreement and the breach would entitle Seacoast to terminate the merger agreement and is not cured prior to the date Seacoast gives Home Port notice that it is exercising its option; or

         - any person files an application or notice with the Federal Reserve Board, or other federal or state bank regulatory authority, whether in draft or final form, for approval to engage in an acquisition transaction.

The term subsequent triggering event means either of the following events or transactions:

         - the acquisition by any person of beneficial ownership of 20% or more of the then outstanding Company common stock; or

         - the occurrence of the first initial triggering event described above, except that the applicable percentage of voting securities of Home Port or Nantucket Bank that will constitute the occurrence of an acquisition transaction will be 20%, rather than 10% as described above.

For the purposes of the stock option agreement, the occurrence of any of the following events or substantially similar events without the prior written consent of Seacoast is considered an acquisition transaction:

         - a merger, consolidation or similar transaction involving a third party and Company or Nantucket Bank unless the voting securities of Home Port or Nantucket Bank prior to the transaction represent at least 65% of the surviving entity's voting securities;

         - the disposition by sale, lease, exchange or otherwise, of a substantial portion of the assets of Home Port or Nantucket Bank to a third party; or

         - the issuance, sale or other disposition of, including by way of merger, consolidation, or share exchange, securities representing 10% or more of the voting power of Home Port or Nantucket Bank to a third party.

The parties have agreed that the occurrence of certain events would eliminate the necessity of the option. Accordingly, the stock option agreement provides that the option will terminate upon the earliest to occur of any of the following events:

         -        the effective time of the merger;

         - termination of the merger agreement prior to the occurrence of any of the initial triggering events listed above, except if Seacoast terminates the merger agreement as a result of material breach by Home Port of any of its representations, warranties, covenants or agreements; or

         - 12 months after termination of the merger agreement subsequent to the occurrence of any of the initial triggering events listed above or if the termination is by Seacoast as a result of a material breach by Home Port of any of its representations, warranties, covenants or agreements.

At any time after the occurrence of a subsequent triggering event and before the termination of the option, if Home Port has securities registered under the Securities Exchange Act, Seacoast will have registration rights, including two demand registration rights, relating to the shares of Home Port common stock issued under or issuable pursuant to the option.

Neither Seacoast nor Home Port may assign its rights or obligations under the stock option agreement without the prior written consent of the other party, except that Seacoast may assign the stock option agreement to an affiliate and, within 90 days after the occurrence of a subsequent triggering event, unless the 90 day period is extended in accordance with the terms of the stock option agreement, Seacoast may generally assign its rights under the stock option agreement to third parties.

To the best knowledge of Home Port and Seacoast, no event giving rise to any rights to exercise the option has occurred as of the date of this proxy statement.


                              THE MERGER AGREEMENT

The following is a description of the material terms of the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. All Home Port shareholders are urged to read the entire merger agreement for a complete description of the terms and conditions of the merger.

General

The merger agreement provides that Home Port will be acquired by and merged with Seacoast. Upon completion of the merger, the separate corporate existence of Home Port will cease and Seacoast will survive and continue its corporate existence. Nantucket Bank, currently a wholly-owned subsidiary of Home Port, will continue its corporate existence as a wholly-owned subsidiary of Seacoast. Subject to the satisfaction or waiver of conditions set forth in the merger agreement and described in "Conditions to the Merger," the merger will become effective upon the filing of articles of merger and a certificate of merger in Massachusetts and Delaware, respectively, or at such later time specified therein.

Merger Consideration

In the merger, each share of Home Port's common stock issued and outstanding (other than shares of Home Port Common Stock held in Home Port's treasury or held by Home Port or Seacoast or any of their respective subsidiaries) will convert into and entitle its holder to receive $37.00 in cash.

Exchange of Stock Certificates

As soon as practicable but no later than three business days after the effective time of the merger, the exchange agent will mail to each holder of record of shares of Home Port common stock a letter of transmittal as well as instructions for surrendering common stock certificates.

Upon surrender of a certificate representing shares of Home Port's common stock to the exchange agent and delivery of a properly executed letter of transmittal, the holder will be entitled to a check representing the amount of cash to which the holder is entitled. All surrendered certificates will then be canceled. The holders of Home Port's common stock will not be entitled to receive interest on any funds to be received in the merger.

Holders of Home Port's common stock should not send in stock certificates until they receive transmittal materials from the exchange agent.

Representations and Warranties

In the merger agreement, Home Port and Seacoast each made representations and warranties concerning their business and assets which were subject to exceptions disclosed by the appropriate party. The representations and warranties of each of Home Port and Seacoast must be true and correct in all material respects as of the closing date of the merger, or else the other party may choose not to complete the merger, subject to identified exceptions.

Home Port made representations and warranties in the merger agreement with respect to the following matters, among others:

         - noncontravention of certain governing documents, agreements or governmental orders;

         -        consents  and  approvals  from   governmental  and  regulatory
                  authorities and third parties;

         -        compliance with applicable law;

         - Securities and Exchange Commission and bank regulatory reports and filings;

         -        financial statements;

         -        absence of certain changes or events since December 31, 1999;

         -        absence of litigation;

         -        employees and employee benefit programs;

         -        properties and leases;

         -        taxes and tax returns;

         -        loan portfolio;

         -        investment securities;

         -        derivative transactions;

         -        insurance;

         -        environmental matters;

         -        interested party transactions;

         -        the   accuracy  of   information   contained   in  this  proxy
                  statement/prospectus and other documents;

         -        state takeover laws; and

         -        disclosure.

In addition, Home Port made similar representations and warranties as to Nantucket Bank.

Seacoast made representations and warranties in the merger agreement with respect to the following matters, among others:

         - noncontravention of certain governing documents, agreements or governmental orders;

         - necessary consents, approvals, licenses and permits from governmental and regulatory authorities and third parties;

         -        compliance with applicable law;

         -        financial statements;

         -        absence of certain changes or events since December 31, 1999;

         -        absence of litigation;

         - accuracy of information provided for inclusion in this proxy statement; and

         -        capital.


Covenants and Agreements

The merger agreement contains various covenants and agreements that govern the actions of Home Port and Seacoast prior to the effective time of the merger.

Home Port has agreed that prior to the merger, Home Port and Nantucket Bank will conduct business only in the ordinary course and consistent with past practice and will use reasonable best efforts to preserve intact the business organization, personnel and goodwill of Home Port and Nantucket Bank. Home Port has agreed that except for dividends declared in February and May, it will not declare dividends during 2000.

In addition, Home Port has agreed that it will not and will cause its subsidiaries to not, through directors, officers or agents, except as may be required under the directors' fiduciary duties:

         - solicit or initiate the submission of any proposal relating to any acquisition of any material portion of its assets or any equity interest in Home Port or Nantucket Bank;

         - solicit or initiate the submission of any proposal relating to any business combination with Home Port or its subsidiaries; or

         - participate in any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with any other person to do or seek, any of the foregoing.

Home Port has agreed to notify Seacoast promptly if any such proposal or offer is made and has agreed to indicate the identity of the person making any proposal or offer and the terms and conditions of any proposal or offer.

Seacoast has agreed that prior to the effective time of the merger it will not, nor will it permit any of its subsidiaries to, take any action that would cause a breach of any of its representations, warranties, covenants or obligations under the merger agreement or the stock option agreement.

Home Port has agreed that prior to the effective time of the merger it will confer at least monthly with representatives of Seacoast to report on:

         - the general status of Home Port's and Nantucket Bank's operations;

         - loans exceeding $250,000 in aggregate original principal that are classified or non- performing assets; and

         - foreclosed property and other real estate owned by Home Port or Nantucket Bank.

Home Port also has agreed that prior to the effective time of the merger to cooperate and communicate with respect to the manner in which the business of Home Port and Nantucket Bank is conducted, including but not limited to:

         -        the disposition of certain assets after the merger;

         -        the type and mix of products and services;

         -        personnel matters;

         -        branches;

         -        the granting of credit;

         -        problem loan management;

         -        reserve adequacy;

         -        securities investments; and

         -        accounting.

Until the merger, Home Port shall permit Seacoast to review new extensions of credit, renewals and restructurings having an original principal amount of $200,000 or more, and information detailing overall asset quality. Home Port shall also ensure that Nantucket Bank allows a Seacoast officer to attend (but not vote at) credit committee meetings.

Seacoast and Home Port have each agreed to cooperate and use their reasonable best efforts to effect all filings and to obtain as promptly as applicable all permits, consents, approvals and authorizations of all third parties and regulatory authorities necessary to consummate the merger, including any approvals required by the Federal Reserve Board and the regulatory authorities of The Commonwealth of Massachusetts.

The parties intend that after the merger Seacoast will provide Nantucket Bank employees the types and levels of employee benefits substantially equivalent to those maintained by Nantucket Bank prior to the merger. Seacoast will have sole discretion to terminate or continue any employee benefit plans of Home Port and its subsidiaries after Nantucket Bank employees are covered by Seacoast employee plans benefit.

Seacoast has agreed that the directors of Nantucket Bank immediately prior to the effective time of the merger will remain as directors for a period of one year following the merger (or until their term of office expires, whichever is later), except that the Board of Nantucket Bank will be expanded by up to three members who will be designated by Seacoast.

Each of Home Port's directors has entered into a voting agreement that provides that each will vote all shares that such person is entitled to vote at the special meeting in favor of approving the merger and the transactions contemplated thereby. In addition, each director has agreed not to sell or dispose of any owned or subsequently acquired shares, with certain exceptions. The voting agreement will continue in effect until the earlier of the effective time of the merger or the termination of the merger agreement in accordance with its terms.

Conditions to Complete the Merger

The obligations of each of Seacoast and Home Port to complete the merger are subject to the satisfaction or waiver of conditions, including:

         -        obtaining the requisite vote of the shareholders of Home Port;

         - obtaining all governmental approvals required to complete the merger;

         -        the absence of orders, injunctions, decrees, laws, statutes or
                  regulations  enjoining,   preventing  or  making  illegal  the
                  completion of the merger;

         - that each of the representations and warranties of the other party in the merger agreement will be true and correct in all material respects as of the effective date of the merger with the same effect as though all representations and warranties had been made as of that date except for representations and warranties made as of a specified date which will be true and correct as of the specified date;

         -        that the other  party  will have  performed,  in all  material respects, all of its obligations to be performed, and complied, in all material respects, with all of its agreements and covenants, in each case, on or prior to the effective date of the merger;

         - that each of Seacoast and Home Port will have received a certificate dated as of the effective date of the merger signed by the Chief Executive Officer and Chief Financial Officer of the other party to the effect that the conditions above have been satisfied; and

         - each of Seacoast and Home Port will have received an opinion of Sandler O'Neill and Partners, L.P. that the shareholders of Home Port are receiving fair consideration for the merger from a financial point of view.

In addition, the obligations of Seacoast to complete the merger are subject to the satisfaction or waiver of the following conditions:

         - Home Port and Nantucket Bank have obtained all necessary third party consents and approvals;

         - none of the requisite regulatory approvals impose any condition upon Seacoast or Home Port, any of their subsidiaries or the surviving corporation such that Seacoast reasonably determines that the condition would materially impair the value of Home Port or Nantucket Bank to Seacoast;

         -        Mr. Meyer's Consulting  Agreement dated May 1, 1998 shall have
                  been   terminated  and  he  shall  have  entered  into  a  new
                  Consulting Agreement with Seacoast; and

         - Messrs. Hourihan, Sweeney, Neath and Waters, each currently officers of Nantucket Bank, have entered into new employment agreements with Nantucket Bank.

Termination; Expenses

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after approval by Home Port shareholders, as follows:

         - by mutual written consent of Seacoast and Home Port if approved by a majority of the Board of Directors of each;

         - by either Seacoast or Home Port if any of the following occurs:

                     (1) the merger is not completed by March 31, 2001 or a later date as mutually agreed to, except that the party whose failure to fulfill any material obligation in the merger agreement is the cause of the merger not being complete may not terminate the agreement,

                     (2) Home Port shareholders do not approve the merger agreement at the Home Port stockholder meeting, provided that Home Port may not terminate the agreement if the failure to obtain stockholder approval was due to the material breach by Home Port of its covenants regarding the stockholder meeting,

                     (3) any governmental entity has issued a final, nonappealable order which enjoins or otherwise prohibits the completion of the transactions contemplated by the merger agreement,

                     (4) 90 days pass after a requisite regulatory approval is denied or withdrawn at the request of the governmental authority, unless within that 90 day period an amended application has been filed with the applicable governmental authority; except that no party has the right to terminate the merger agreement pursuant to this provision if the denial or withdrawal is due to the failure of the party seeking termination to perform or observe the agreements and covenants of that party in the merger agreement, or

                     (5) the other party is in material breach of any representation, warranty, covenant or agreement on the part of the other party which is not cured within 30 days after the terminating party has given written notice of the breach to the breaching party, but only if the terminating party itself is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement; or

         - by Seacoast if the Home Port Board does not publicly recommend that Home Port shareholders approve the merger, or if after making a recommendation to approve the merger the Home Port Board withdraws, modifies or amends its recommendation to Home Port's shareholders in a manner adverse to Seacoast.

If the merger agreement is terminated because of a breach of any representation, warranty, covenant or other agreement which is caused by gross negligence or is a willful breach, the breaching party will be liable to the other party for all out-of-pocket costs and expenses up to $500,000, including reasonable fees and expenses for legal, accounting and financial advisors.

As a condition to Seacoast's willingness to enter into the merger agreement, Home Port agreed to pay liquidated damages to Seacoast equal to $3,500,000, less the amount of any other payments made by Home Port to Seacoast as a result of a breach by Home Port which is caused by its willful conduct or its gross negligence, if any of the following occurs:

         - Seacoast or Home Port terminates the merger agreement because Home Port fails to obtain the required stockholder approval at the Home Port stockholder meeting or if the Home Port stockholder meeting is not held prior to the termination of the merger agreement; or

         - Seacoast terminates the merger agreement because the Home Port Board fails to publicly recommend that Home Port shareholders approve the merger, or if after making a recommendation, the Home Port Board withdraws, modifies or amends its recommendation in a manner adverse to Seacoast;

and within twelve months of any termination:

         - Home Port enters into an agreement to engage in an alternative "acquisition transaction" with a third party; or

         - the Home Port Board approves, or recommends to its shareholders to approve or accept, or fails to publicly oppose, an alternative acquisition transaction with a third party.

Further, Home Port shall be obligated to make the liquidated damages payment if Seacoast terminates the merger agreement because Home Port is in material breach of any of the representations, warranties, covenants or agreements made by it in the merger agreement, and such breach was caused by willful conduct or gross negligence of Home Port.

In addition, if Seacoast terminates the merger agreement because Home Port's shareholders do not approve the merger, or a meeting is not held, or the Home Port Board fails to recommend approval of the merger, or if after the Home Port Board recommends the merger, the Board withdraws, modifies or amends its recommendation in a manner which is adverse to Seacoast, Home Port will be obligated to make the liquidated damages payment to Seacoast if at the time of termination a third party has, by public announcement or written communication that will become the subject of public disclosure, made a bona fide proposal to Home Port or its shareholders to engage in an alternative acquisition transaction.

For purposes of the merger agreement, "acquisition transaction" means the occurrence of any of the following:

         - a merger, consolidation or other similar transaction involving Home Port or Nantucket Bank;

         - the disposition by sale, lease or exchange of 24.9% or more of the consolidated assets of Home Port and its subsidiaries in a single transaction or series of transactions;

         -        the  issuance,   sale  or  other   disposition  of  securities
                  representing 24.9% of the voting power of Home Port or Nantucket Bank;

         - the commencement of a tender or exchange offer for 24.9% or more of the voting power of Home Port capital stock or 24.9% of Nantucket Bank's of its subsidiary's capital stock; or

         - any acquisition by any person of beneficial ownership or the right to acquire beneficial ownership, or the formation of any "group" (as defined in Section 13(d) of the Securities
                  Exchange Act) which beneficially owns, or has the right to acquire beneficial ownership of, 24.9% or more of then outstanding shares of Company common stock.

As a condition to Home Port's willingness to enter into the merger agreement, Seacoast agreed to pay liquidated damages to Home Port equal to $3,500,000, less the amount of any other payments made by Seacoast to Home Port as a result of a breach by Seacoast which is caused by its willful conduct or its gross negligence, if Home Port terminates the merger agreement because Seacoast is in material breach of any of the representations, warranties, covenants or agreements made by it in the merger agreement, and such breach was caused by willful conduct or gross negligence of Seacoast.


Except as provided above, Seacoast and Home Port will each bear its own expenses in connection with the merger agreement and the transactions contemplated thereby.

Amendment; Waiver

Subject to compliance with applicable law, prior to the effective time of the merger, the parties may amend or waive any provision of the merger agreement at any time by an agreement in writing, as long as the Board of Directors of each party approves the action; except that after Home Port shareholders have approved the merger, no amendment or waiver may be made that would reduce the amount or change the type of consideration into which each share of Home Port common stock will be converted at the effective time of the merger.

Survival of Provisions

If any of the parties terminates the merger agreement before the effective time of the merger, provisions of the merger agreement regarding the following matters will survive and remain effective:

         - confidentiality of information obtained in connection with the merger agreement;

         - liability of the companies to each other as a result of the termination of the merger agreement; and

         -        expenses.

After the effective time of the merger, provisions of the merger agreement regarding the following matters will survive and remain effective:

         -        the provision of benefits to Home Port employees;

         -        indemnification   of,  and   maintenance   of  insurance  for,
                  directors and officers;

         - additional agreements entered into after the effective time of the merger;

         -        employee severance and retention obligations of Seacoast; and

         -        election of directors of Nantucket Bank following the merger.

Status of Regulatory Approvals and Other Information

Seacoast and Home Port will promptly file all applications and notices and will promptly take other appropriate action with respect to any requisite approvals or other action of any governmental authority. The merger agreement provides that the obligation of each of Seacoast and Home Port to complete the merger is conditioned upon the receipt of all requisite regulatory approvals, including the approvals of the Federal Reserve Board and the Massachusetts Board of Bank Incorporation. There can be no assurance that any governmental agency will approve or take any required action with respect to the merger, and, if the approvals are received or action is taken, there can be no assurance as to the date of the approvals or action, that the approvals or action will not be conditioned upon matters that would cause the parties to mutually consent to abandon the merger, or that no action will be brought challenging the approvals or action, or if a challenge is made, its result.

Seacoast and Home Port are not aware of any governmental approvals or actions that may be required for completion of the merger other than as described above. Should any other approval or action be required, Seacoast and Home Port currently contemplate that approval or action would be sought.

The merger cannot proceed in the absence of the requisite regulatory approvals. Home Port may not obtain regulatory approvals on time or at all. Similarly the Department of Justice or other governmental authorities may challenge the merger.


                         FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of United States federal income tax consequences of the merger to Home Port and its shareholders. The following discussion is based upon current provisions of the Internal Revenue Code, existing temporary and final regulations thereunder and current administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis. No attempt has been made to comment on all United States federal income tax consequences of the merger that may be relevant to shareholders of Home Port. The tax discussion set forth below is included for general information only. It is not intended to be, nor should it be construed to be, legal or tax advice to a particular stockholder of Home Port.

The following discussion may not apply to particular categories of holders of shares of Home Port common stock subject to special treatment under the Code, such as insurance companies, financial institutions, broker-dealers, tax-exempt organizations, individual retirement and other tax-deferred accounts, banks, persons subject to the alternative minimum tax, persons who hold Home Port capital stock as part of a straddle, hedging or conversion transaction, persons whose functional currency is other than the United States dollar, persons eligible for tax treaty benefits, foreign corporations, foreign partnerships, and other foreign entities, individuals who are not citizens or residents of the

United States, and holders whose shares were acquired pursuant to the exercise of an employee stock option or otherwise as compensation. Shareholders of Home Port are urged to consult their tax advisors to determine the specific tax consequences of the merger, including any state, local or other tax consequences of the merger.

TAX CONSEQUENCES OF THE MERGER

The Merger will not have a tax impact upon Home Port. In general, each shareholder of Home Port will recognize gain or loss, equal to the difference between the cash such stockholder received in the merger and such stockholder's adjusted basis in his or her shares of Home Port common stock.

This gain or loss will constitute capital gain or loss from the sale of stock if the stockholder holds Home Port common stock as a capital asset at the effective time of the merger, and will be long term capital gain or short term capital gain depending on the holding period.

BACKUP WITHHOLDING

Under the backup withholding rules, a Home Port stockholder may be subject to backup withholding at the rate of 31% with respect to cash received in exchange for Home Port common stock unless such holder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or provides a taxpayer identification number, certifies that the holder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A stockholder that does not provide a correct taxpayer identification number may also be subject to penalties imposed by the Internal Revenue Service. Any amount paid as a backup withholding will be creditable against the stockholder's income tax liability provided that applicable filings are made with the IRS.

OTHER TAX CONSEQUENCES

The state and local tax treatment of the merger may not conform to the federal income tax consequences discussed above. Consequently, Home Port shareholders should consult their own tax advisors regarding the treatment of the merger under state, local, and other tax laws.


Risk that the Merger Will Not Be Consummated

         Consummation of the merger is subject to a number of conditions, including, without limitation, receipt of the required stockholder approval, regulatory approvals, and the absence of an injunction or other order restraining consummation of the transactions contemplated by the merger agreement. See "The Merger - Terms and Conditions of the Merger and the Merger Agreement." Therefore, even if the requisite stockholder approval is obtained, there can be no assurance that the merger will be consummated.

         It is expected that if the merger agreement is not adopted by the shareholders, or if the merger is not consummated for any other reason, Home Port's current management, under the direction of the Board of Directors, will continue to manage Home Port as an on-going business. No other transaction is currently being considered by Home Port as an alternative to the merger.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      Shareholders of record as of the close of business on August 25, 2000 are entitled to one vote for each share then held. On that date, Home Port had 1,841,890 shares of common stock issued and outstanding (the "Common Stock").

      The following table sets forth, as of August 25, 2000, the shares of Common Stock beneficially owned by each Director of Home Port, the most highly compensated executive officers, all executive officers and Directors as a group, and each person who was the beneficial owner of more than 5% of Home Port's Common Stock, based on information supplied by its transfer agent and filings made with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. Persons and groups owning in excess of 5% of Home Port's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934.


Name and Address                         Amount and Nature of                    Percent of
Of Beneficial Owners                           Shares of                           Common
                                        Beneficial Ownership (1)               Stock Outstanding
------------------------------------------------------------------------------------------------


Karl L. Meyer                                  164,500 (2)                           8.93%
Director, President and CEO
60 Arch Street
Greenwich, CT 06830

William P. Hourihan, Jr.                        28,328 (3)                           1.54%
Director and Senior Vice President
16 Hawthorne Lane
Nantucket, MA 02554

Philip W. Read                                   5,248 (4)                              *
Director
14 Sherburne Turnpike
Nantucket, MA 02554-3422

Charles F. DiGiovanna                           20,900 (5)                            1.08%
Director
170 Dolphin Cove Quay
Stamford, CT 06902

Charles H. Jones, Jr.                          113,000 (6)                           6.08%
Director
1801 South Flagler Drive
West Palm Beach, FL 33401

Robert A. Trevisani                             22,975 (7)                            1.19%
Director
45 Cliff Road
Weston, MA 02493


Robert J. McKay                                 15,000 (8)                              *
Director and Secretary
7 Stanwich Road
Greenwich, CT 06830

John M. Sweeney                                  1,100                                  *
Treasurer & Chief Financial Officer
14 Pine Crest Drive
Nantucket, MA 02554
------------------------------------------------------------------------------------------------
All Executive Officers and                     365,351                              19.84%
Directors as a group (8 persons)

Fidelity Management &   (9)
Research Corp.
One Federal Street                             149,100                               8.09%
Boston, MA  02109

Ruane, Cunniff & Co., Inc. (9)                 111,250                               6.04%
1370 Avenue of the Americas
New York, NY 10014

Edge Partners, L.P. (9)                        110,000                               5.97%
1129 Broad Street
Shrewsbury, NY 07702
*= less than 1%

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Includes 7,500 shares held by Mr. Meyer as a custodian or trustee for his son, over which shares Mr. Meyer effectively exercises sole or shared voting and investment power.

(3)  Includes 2,731 shares of Common Stock owned by Mr. Hourihan's spouse.

(4) Includes 1,948 shares of Common Stock jointly held by Mr. Read and his wife. Also includes 300 shares of Common Stock jointly owned by Mr. Read with his mother in which he has a beneficial interest. Also includes an aggregate of 2,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 2,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested.

(5) Includes an aggregate of 3,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 2,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested.

(6) Includes an aggregate of 3,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 2,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested. Includes an aggregate of 110,000 shares of Common Stock that are owned by Edge Partners, L.P., a partnership in which Edge Capital Management, Inc., is Managing Partner. Mr. Jones is an officer of Edge Capital Management, Inc.

(7) Includes 8,000 shares of Common Stock held by Commonwealth Charitable Fund, Inc. ("CCF"), of which Mr. Trevisani is the President and a Director. Mr. Trevisani has voting control over CCF's shares, but disclaims any beneficial ownership in them. Also includes 700 shares held jointly by Mr. Trevisani with his mother, over which he exercises voting control but disclaims any beneficial interest therein. Includes an aggregate of 2,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 3,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested.

(8) Includes an aggregate of 3,000 shares of Common Stock issuable upon the exercise of a stock option. Excludes 2,000 shares of Common Stock issuable upon the exercise of stock options that have not yet vested. Does not include 5,300 shares of Common Stock owned by Mr. McKay's spouse, in which Mr. McKay disclaims beneficial ownership.

(9) Based solely on filings made by the person, entity or group with the Securities and Exchange Commission.

                             DESCRIPTION OF BUSINESS

General

Home Port. Home Port was incorporated under the laws of the State of Delaware on November 12, 1855 for the purpose of becoming a holding company. On August 30, 1988, Home Port acquired all of the common stock of Nantucket Bank (the "Bank" or "Nantucket Bank") following the Bank's conversion from a Massachusetts chartered mutual savings bank to a Massachusetts chartered stock savings bank. Home Port is currently a single bank holding company registered under the Federal Bank Holding Company Act. As of December 31, 1999, the assets of Home Port on an unconsolidated basis consisted principally of the capital stock of the Bank. Home Port is subject to the regulations of, and periodic examinations by, the Federal Reserve Bank, the Commissioner of Banks of the Commonwealth of Massachusetts (the "Commissioner") and the Federal Deposit Insurance Corporation ("FDIC"). Home Port's activities are conducted solely in Nantucket through its subsidiary, Nantucket Bank.

At June 30, 2000, Home Port had, on a consolidated basis, total assets of $339.3 million, total deposits of $227.7 million, total loans, net of unearned income, of $282.8 million and total shareholders' equity of $29.1 million.


The Bank. The Bank is a Massachusetts chartered savings bank, organized in 1834. The Bank conducts its business through three full-service offices and one automated teller facility, all of which are located on the island of Nantucket, Massachusetts. The Bank's deposits are insured by the Bank Insurance Fund of the FDIC up to $100,000 per account and the Depositors Insurance Fund, a private deposit insuring company, for deposits in excess of $100,000. The Bank is subject to competition from other financial institutions. The Bank is subject to the regulations of, and periodic examinations by, the FDIC and the Massachusetts Division of Banks.

The Bank provides a full range of banking services to individual and corporate customers on the island of Nantucket. The Bank's primary services consist of attracting deposits from consumers and businesses on Nantucket and originating loans on Nantucket real estate, including both residential and commercial properties. Due to the seasonal tourist-related economy on Nantucket, the Bank's deposits generally peak during the summer months. The Bank's real estate lending business is generally not impacted by the seasonal economy. The Bank also grants commercial business loans and consumer loans. Commercial business loans normally peak in the spring, as merchants borrow to finance inventory and other purchases in advance of the tourist season. The Bank routinely sells residential mortgage loans in the secondary market, normally retaining the servicing rights. The Bank invests a portion of its funds in money market instruments, federal government and agency securities and corporate bonds. The Bank utilizes the Federal Home Loan Bank of Boston ("FHLB") as an additional source of funds.

The Nantucket Real Estate Market. The Nantucket real estate market has been very strong in recent years. Total real estate sales on Nantucket totaled $470 million in 1999, $401 million in 1998 and $318 million in 1997. During 1999, the median price of a home on Nantucket was $600,000 compared to $450,000 in 1998 and $400,000 in 1997.

Deterioration in the local or national economies could have a negative impact on the Nantucket real estate market. A downturn in the Nantucket real estate market could result in an increase in loan delinquencies for the Bank, which could have a negative effect on Home Port's results of operations due to the possibility of additional loan loss provisions and reduced interest income.

Lending Activities

Residential Real Estate Lending. The Bank makes conventional mortgage loans to single family residential properties with original loan-to-value ratios up to 80% of the appraised value of the property securing the loan. These residential properties serve as the primary or secondary homes of the borrowers. The Bank also originates loans on one to four family dwellings and loans for the construction of residential housing for owner occupying borrowers, also with original loan-to-value ratios up to 80% of the property's appraised value.

Residential mortgage loans made by the Bank have traditionally been long-term loans made for periods of up to 30 years at either fixed or adjustable rates of interest. It has generally been the Bank's policy to sell most of its longer term (greater than 10 years) fixed rate loans and a portion of its adjustable rate loans, while retaining the servicing rights. The Bank's Asset/Liability Committee ("ALCO"), which is comprised of the Bank's senior management and certain other officers, reviews this policy from time to time as part of the Bank's overall asset/liability management program.

The majority of long-term fixed rate loans are originated using underwriting standards and standard documentation allowing their sale to FHLMC. The Bank also offers jumbo fixed and variable rate mortgages. The underwriting standards for jumbo loans are similar to those used for non-jumbo mortgages. The Bank sells a portion of its jumbo mortgages.

The majority of the Bank's loan originations are adjustable rate residential mortgage loans. The interest rate on these loans may either adjust on an annual basis, or feature an initial period from three to ten years during which the interest rate is fixed. Generally, interest rates adjust on an annual basis after any initial fixed rate term. During 1999, most adjustable rate loan originations featured an initial fixed rate term. Adjustable rate loans may have limitations on the amount of the adjustment of 2.0% per adjustment and 6.0% over the life of the loan, and on the periods within which the adjustments may be made. Rate adjustments on residential mortgage loans are generally tied to the weekly average yield on U.S. Treasury securities adjusted to constant maturities of one year. Despite the benefits of adjustable rate mortgage loans to the Bank's asset/liability management program, they do pose potential additional risks, primarily because as interest rates rise, the underlying payments by the borrowers rise, increasing the potential for default, while at the same time the marketability of the underlying property may be adversely affected by higher interest rates. The history of the one year Treasury bill index, as of the last business day of each year for the last three years, shows that this index has fluctuated from 5.53% in 1997 to 4.52% in 1998 and 5.85% in 1999.

The Bank may at times offer adjustable rate mortgage loans with an initial discount, as is customary in the marketplace. This pricing decision is based on management's decision to remain competitive while at the same time assuring prudent underwriting guidelines. In this respect, the Bank underwrites loans as if fully indexed, or within maximum limitations established in secondary market guidelines, with a view toward minimizing potential losses resulting from increased costs to the borrowers.

Construction loans on residential properties are made to individuals for the construction of their primary or secondary homes. Construction loans are made for up to 80% of the appraised value of the property upon completion. Construction loan funds are periodically disbursed as pre-specified stages of construction are attained. Residential construction loans, which are typically made for a period of 30 years, require monthly interest payments during construction and begin to amortize after the construction phase has been completed, at which time they automatically convert into permanent mortgage loans.

Under a program that has been in existence since 1993, the Bank offers loans on one to four family primary dwellings for first time home buyers with original loan to value ratios up to 90%. These loans are made for periods up to 30 years for existing dwellings and up to 31 years for the construction of a primary dwelling.

Commercial Real Estate Lending. The Bank originates permanent and construction loans on commercial real estate. These loans mainly consist of mortgages on investment properties and properties utilized by retail and small service businesses such as restaurants, guest houses and retailers. The Bank lends for speculative real estate construction activities on a limited basis and closely monitors these loans. At December 31, 1999, such loans accounted for $3.2 million, or 1.2%, of the total loan portfolio (excluding loans held for sale).

The Bank's current policy limits commercial real estate loans (including both permanent and construction) to 30% of the total loan portfolio. At December 31, 1999 commercial real estate loans totaled 20.4% of the Bank's loan portfolio (including loans held for sale) as compared to 20.6% at the end of 1998.

During 1998 and 1999 most commercial real estate loans were granted for up to 75% of the appraised value of the property. Most of these loans were for terms from 6 months to 20 years at interest rates adjustable from one to three year periods at the Bank's sole discretion, or to a specific spread over the prime rate published in the Wall Street Journal. This policy has enabled the Bank to adjust the interest rate yield on the commercial real estate portfolio to compensate for changes in costs of funds, credit risk and balance relationships maintained by the borrowers. The periodic adjustable rate feature of this portfolio can enhance the Bank's liquidity by sale of these loans to participants when deemed advisable. Protection of the Bank's interest in the real estate collateral is covered by use of title, fire, casualty and flood insurance in applicable amounts.

Commercial real estate lending may entail significant additional risks compared to residential mortgage lending. Loan size typically may be larger. Payment experience on such loans can be more easily influenced by adverse conditions in the economy or in the real estate market. Construction financing involves a higher degree of risk of loss than long term financing on improved occupied real estate. Property values at completion of construction or development can be influenced by underestimation of construction costs. The Bank may be required to advance funds beyond the original commitment in order to finish the development. If projected cash flows or value of the property proves to be inaccurate because of unanticipated construction costs or lower than expected sales volume, the project may have a value that is insufficient to assure full repayment.

Construction loans on commercial properties are extended to individuals, unincorporated small business borrowers or to their companies, partnerships, trusts or other business entities formed to hold title to the business property. Such loans are made for periods up to 21 years with interest only during the construction period (usually nine to twelve months) and regular amortization thereafter. Funds are disbursed as prespecified stages of construction are completed.

Commercial Business Loans. The Bank offers a wide variety of commercial loan services, including short and long-term business loans, lines of credit and letters of credit. The principal market for these loans is small to medium size businesses in Nantucket. Most commercial business loans are written generally for terms of 30 to 180 days or under one year as a line of credit. Longer-term commercial business loans are granted up to five years and are subject to daily or monthly rate adjustments based on the prime rate as published in the Wall Street Journal. These interest rate sensitive loans allow the Bank to maintain an interest rate spread over its cost of funds. The interest rate paid by individual customers over the base rate is determined by the lenders and Bank management after consideration of the degree of credit risk, term of the loan, the borrower's overall relationships, the size of the loan and other pertinent criteria. These loans may be advanced on an unsecured basis or may be secured by real estate, inventory or other business assets. Loans to commercial businesses may entail significant additional risks compared to residential mortgage lending. These loans are subject to changes in the local and regional economy as well as changes in particular industries and lines of business. Analyzing the unique factors and risks affecting each business requires expertise and experience which is different from that needed for loans secured by real estate. Frequently, the arrangement involves both business services and consumer products, particularly residential real estate loans.

Consumer Lending. The Bank offers a variety of consumer loans, including second mortgage loans, home equity loans, automobile loans, secured and unsecured personal loans and boat loans. These loans are made at both fixed and adjustable rates of interest. They vary in terms depending on the type of the loan. Second mortgage loans have terms of up to 15 years, and provide for annual interest rate adjustments, while other consumer loans have shorter terms and/or fixed rates of interest.

Loan Solicitation and Processing. Loan originations come from a number of sources. Most real estate loans are attributable to referrals from existing customers, real estate brokers and builders as well as walk-in customers and depositors. Commercial business loan originations are generally obtained through officer calls, existing customers and business relationships and referrals. Consumer loans generally result from existing depositors.

Each loan originated by the Bank is underwritten by personnel of the Bank, with individual lending officers, a committee of loan officers and the Bank's Executive Committee having the authority to approve loans up to various limits. Independent appraisers are used to appraise the property intended to secure real estate loans. The Bank's underwriting criteria are designed to minimize the risks of each loan. There are detailed guidelines concerning the types of loans that may be made, the nature of the collateral required, the information that must be obtained concerning the loan applicant and follow-up inspections of collateral after the loan is made.

Income from Lending Activities. Interest rates charged by the Bank on its loans are determined by market interest rates, the Bank's strategic plans and goals, the availability of funds to lend, the demand for loans and competitive loan rates offered in its lending area.

In addition to interest earned on loans, the Bank receives loan origination fees for originating real estate loans. Loan origination fees are a percentage of the principal amount of the loan and are charged to the borrower for the creation of the loan. Currently, the Bank generally charges fees of up to 1% on permanent residential mortgage loans (2% is charged on certain residential loans), 1/2% to 1% on residential construction loans and 1% to 1 1/2% on commercial real estate loans. For accounting purposes, the Bank defers loan origination fees net of direct underwriting costs and amortizes the balance over the life of the loans. On loans written at a discounted initial rate, net origination fees are amortized over the period of discount. The Bank also receives other fees and charges relating to loans, which include loan application fees, late payment charges and fees collected in connection with loan modifications. These fees and charges do not constitute a material source of income for the Bank.

Investment Activities

Interest income from short-term investments (consisting of federal funds sold and interest bearing deposits in banks) and securities held to maturity and available for sale provides an additional significant source of income for the Bank. The Bank's securities portfolio consists of United States Government and agency obligations, short-term corporate bonds, notes and debentures and state and municipal obligations and mortgage backed securities, collateralized mortgage obligations and real estate mortgage investment conduits ("REMICS"). From time to time the Bank may invest in mutual funds or equity securities of various corporations and other issuers. It is the Bank's current policy to limit to 5% of its investment portfolio the amount invested in equity securities and to avoid concentration of equity investments in any one industry.

Home Port's primary objective with respect to its securities portfolio is to provide liquidity and income, consistent with prudent consideration for risk, maturity and overall diversification. The Bank's President and Chief Financial Officer are generally charged with executing the Bank's investment policy on a daily basis. They have discretion generally to buy and sell securities within the guidelines of the current plan. All transactions outside of the scope of the current plan must be discussed with and approved by the Bank's Executive Committee. All funds not needed to meet the daily investment requirements are invested in either federal funds or money market instruments. All transactions are ratified by the Bank's Board of Directors.

Sources of Funds

General. Savings accounts, checking accounts and other types of deposits have historically constituted the primary source of funds for the Bank. In addition to deposits, the Bank obtains funds from FHLB borrowings, scheduled loan repayments, loan prepayments and loan sales. Scheduled loan repayments are a relatively stable source of funds while deposit inflows and outflows and loan prepayments vary widely and are influenced by prevailing interest rates and general and local economic conditions. Dividends from the Bank represent the only source of liquidity for Home Port.

Deposits. The Bank offers a broad selection of deposit instruments to the general public, including NOW accounts, regular savings accounts, money market checking accounts, fixed and variable rate time accounts, IRA and Keogh retirement accounts and commercial checking accounts. In the past the Bank has utilized brokered deposits, however, at December 31, 1998 and 1999 brokered deposits totaled less than 1/2 of 1% of total deposits. The Bank's management determines the interest rates offered on deposit accounts based on the Bank's strategic plans and goals, U.S. Government treasury rates, borrowing rates, competition, liquidity needs and the expected volatility of existing deposits.

Borrowings. The Bank is a member of the FHLB of Boston. This membership enables the Bank to borrow from the FHLB, which helps address the inherent problem on Nantucket Island of a deposit base which is unable to fund loan demand. The Bank also utilizes borrowings to reduce interest rate risk.

Subsidiaries of the Bank

The Bank has two subsidiaries, N.B. Securities, Inc., which has been classified as a securities corporation under the laws of the Commonwealth of Massachusetts to take advantage of the tax benefits available to such corporations and N. Realty Corp., which has elected to be taxed as a real estate investment trust.

Supervision, Regulation and Operating Powers

General. Home Port and the Bank are extensively regulated under federal and state law. Home Port, as a Delaware corporation, is subject to regulation by the Secretary of the State of Delaware and the rights of its shareholders are governed by the General Corporation Law of the State of Delaware.

Federal Bank Holding Company Act Regulation. On August 30, 1988, Home Port became a registered bank holding company after receiving approval from the Board of Governors of the Federal Reserve Board System ("FRB"). As a result, its activities are subject to certain limitations, which are described below, and transactions between the Bank and Home Port or its other affiliates are also subject to certain restrictions.

Under the Bank Holding Company Act, a bank holding company must obtain FRB approval before it acquires direct or indirect ownership or control of any voting shares of any bank if, after such acquisition, it will own or control directly or indirectly more than 5% of the voting stock of such bank, unless it already owns a majority of the voting stock of such bank. FRB approval must also be obtained before a bank holding company acquires all or substantially all of the assets of a bank or merges or consolidates with another bank holding company. Any acquisition, directly or indirectly, by a bank holding company or its subsidiaries of any voting shares of, or interest in, or all or substantially all, of the assets of any bank located outside of the state in which the operations of the bank holding company's banking subsidiaries are principally conducted, may not be approved by the FRB unless the laws of the state in which the bank to be acquired is located specifically, authorizes such an acquisition.

The Bank Holding Company Act and regulations adopted thereunder limit the activities of a bank holding company and its subsidiaries to the business of banking or of managing or controlling banks, and to such other activities as the FRB may determine to be so closely related to banking as to be a proper incident thereto. The activities of Home Port and its non-bank subsidiaries are subject to these legal and regulatory limitations under the Bank Holding Company Act and the FRB's regulations thereunder.

In addition to the statutory and regulatory restrictions on the non-bank activities of Home Port, the FRB has taken the position that it has the authority, under its general supervisory authority over bank holding companies and their subsidiaries, to prevent activities of a bank holding company's subsidiaries that the FRB regards as unsafe or unsound, or to require a bank holding company to maintain a higher level of capital to support such activities. In this connection, the FRB has expressed serious reservations about applications by bank holding companies to acquire savings banks that are engaged directly or through subsidiaries in real estate development activities.

Financial Modernization. Effective March 11, 2000, pursuant to authority granted under the Gramm-Leach-Bliley Act ("GLB Act"), a bank holding company may elect to become a financial holding company ("FHC") which may affiliate with securities firms and insurance companies and engage in other activities that are financial in nature. The GLB Act defines "financial in nature" to include securities underwriting, dealing and market making; sponsoring mutual funds and investment companies; insurance underwriting and agency; merchant banking activities; and activities that the Federal Reserve has determined to be closely related to banking. Under the GLB Act, a bank holding company may become a FHC by filing a declaration with the FRB if each of its subsidiary banks is well capitalized under the FDICIA prompt corrective action provisions, is well managed, and has at least a satisfactory rating under the Community Reinvestment Act of 1977 ("CRA"). No prior regulatory approval will be required for a FHC to acquire a company, other than a bank or savings association, engaged in activities permitted under the GLB Act. Most of the provisions of the GLB Act require the applicable regulators to adopt regulations in order to implement these provisions. The GLB Act does not significantly alter the regulatory environment under which Home Port and the Bank currently operate, as described above.

Because the legislation is so very new and the changes are radical, Home Port cannot yet determine how it will be affected by the GLB Act. Home Port has not, at this time, made any decision with respect to whether it will elect to become a FHC under the GLB Act.

Massachusetts Banking Laws and Supervision. Massachusetts chartered savings banks such as the Bank are regulated and supervised by the Commissioner. The Commissioner is required to examine each state-chartered bank at least once every two years. The approval of the Commissioner is required to establish or close branches, merge with other banks, form a bank holding company and undertake many other activities. Massachusetts statutes and regulations govern among other things, investment powers, lending powers, deposit activities, maintenance of surplus and reserve accounts, the distribution of earnings, the payment of dividends, issuance of capital stock, branching, acquisitions, mergers, and consolidations.


Any Massachusetts bank that does not operate in accordance with the regulations, policies and directives of the Commissioner may be subject to sanctions for non-compliance. The Commissioner may under certain circumstances suspend or remove trustees, directors or officers who have violated the law, conducted the bank's business in a manner which is unsafe, unsound or contrary to the depositors' interests, or been negligent in the performance of their duties.

Deposit Insurance. The Bank's deposit accounts are insured by the Bank Insurance Fund of the FDIC to a maximum of $100,000 per separately insured account, and deposits in excess of that amount in each separately insured account are insured by the Depositors Insurance Fund.

Pursuant to section 7 of the Federal Deposit Insurance Act (12 USC 1817), as amended, the FDIC has incorporated a risk based deposit insurance assessment. Under this risk based system, the assessment rate for an insured depository depends on the assessment risk determined by the institutions capital level and supervisory evaluations. Institutions are assigned to one of three capital groups - well capitalized, adequately capitalized or undercapitalized.

Any FDIC-insured bank which does not operate in accordance with FDIC regulations, policies and directives may be sanctioned for non-compliance. Proceedings may be instituted against any FDIC-insured bank or any director or trustee, officer or employee of such bank who engaged in unsafe or unsound practices, including the violation of applicable laws and regulations. The FDIC has the authority to terminate insurance of accounts pursuant to the procedures established for that purpose or impose civil money penalties.

All Massachusetts chartered savings banks are required to be members of the Depositors Insurance Fund ("DIF"). The DIF maintains a private deposit insurance fund which insures all deposits in member banks which are not covered by federal insurance, which, in the case of the Bank, are its deposits in excess of $100,000 per insured account. In 1999 and 1998, the Bank's premium for this insurance was assessed at an annual rate of 1/50 of 1% of insured deposits.

Competition

The Bank faces strong competition from other banks, mortgage banking companies and other financial service providers, many of which have substantially greater resources than the Bank.

The Bank's most direct competition for deposits primarily comes from other banks located on Nantucket Island and in southeastern Massachusetts, credit unions, mutual funds and government securities. The Bank competes for deposits principally by offering depositors convenient branch hours and locations, efficient and attentive service, a wide variety of deposit programs, automated teller machines and competitive interest rates. It does not rely upon any single individual, group or entity for a material portion of its deposits.

Competition for real estate loans comes primarily from other banks, mortgage banking companies and other institutional lenders. The Bank competes for loan origination primarily based on the efficiency and quality of service that it provides as well as the interest rates and loan fees that it charges. The competition for loans varies depending on factors which include, among others, the general availability of lendable funds and credit, general and local economic conditions, current interest rate levels, conditions in the mortgage market and other factors which are not readily predictable.

In addition to competing with other savings banks and financial services organizations based in Massachusetts, the Bank has and is expected to face increased competition from major commercial banks headquartered outside of Massachusetts as a result of the interstate banking laws which currently permit banks nationwide to enter the Bank's market area and compete with it for deposits and loan originations.

Employees

     As of December 31, 1999, Home Port and Bank had 68 full-time-equivalent employees. None of these employees is represented by a collective bargaining agreement. Home Port believes its employee relations are good.


                           MARKET PRICES AND DIVIDENDS

Home Port's common stock trades on NASDAQ under the symbol "HPBC." The following table sets forth, for the periods indicated, the high and low sales prices for the common stock as quoted on NASDAQ and the amount of cash dividends paid per share.

                                                   Common Stock
                                                   ------------
                                                                        Cash
                                                                     Dividends
                                          High          Low          Per Share
                                          ----          ---          ---------

Year Ending December 31, 2000

First Quarter                            $27          $19 1/4        $    .25
Second Quarter                            25 1/4       21 1/2             .25
Third Quarter (through July 28)           36 1/8       23                  --

Year Ended December 31, 1999

First Quarter                            $25 1/2      $22 3/8        $    .20
Second Quarter                            26           21 1/8             .20
Third Quarter                             26 3/4       24                 .20
Fourth Quarter                            27           24 1/4             .25

Year Ended December 31, 1998

First Quarter                            $28 3/4      $21 1/2        $    .20
Second Quarter                            28           23 3/8             .20
Third Quarter                             27           19 1/8             .20
Fourth Quarter                            25           19 1/8             .20



The closing price per share for the common stock as reported on NASDAQ on July 20, 2000, the last full trading day prior to the public announcement of the proposed merger, was $25.3125. As of the record date, August 25, 2000, there were 332 holders of record of the common stock.

Pursuant to the terms of the merger agreement, Home Port will not declare additional dividends payable in the year 2000.

                         INFORMATION REGARDING SEACOAST

Seacoast is a Massachusetts corporation, incorporated on March 14, 1855, and registered under the Bank Holding Company Act of 1956, as amended (the "BHCA") for the purpose of qualifying and acting as a bank holding company. The principal offices of Seacoast are located in New Bedford, Massachusetts. Seacoast owns all the outstanding shares of common stock of Compass Bank, a subsidiary bank organized and domiciled in Massachusetts.

Seacoast, through Compass Bank, engages in the business of banking and other activities permissible for bank holding companies under the BHCA. Compass Bank is primarily engaged in commercial and consumer banking with customers located primarily in the Eastern Massachusetts area. At June 30, 2000, Seacoast, through Compass Bank, operated 37 full-service banking locations in Massachusetts.

At June 30, 2000, Seacoast had (on a consolidated basis) total assets of $2,341.2 million, total deposits of $1,660.9 million and shareholders' equity of $276.5 million.

                              AVAILABLE INFORMATION

Home Port is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected and copies at the public reference facilities of the Commission located at 450 Fifth
Street, N.W., Judiciary Plaza, Washington, DC 10549, and the Commission's Regional offices located at Seven World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C., 20549 or by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports, proxy and information statements and other information regarding registrants that file electronically with the commission, including Home Port.

                                 OTHER BUSINESS

No other business may be presented for consideration at the special meeting other than as stated in the accompanying Notice of Special Meeting of Shareholders.

                                    ANNEX A

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                    SEACOAST FINANCIAL SERVICES CORPORATION
                                      AND
                            HOME PORT BANCORP, INC.

                           Dated as of July 20, 2000

                                                                  Execution Copy


--------------------------------------------------------------------------------


                                    ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                                 By and Between

                     SEACOAST FINANCIAL SERVICES CORPORATION

                                       And

                             HOME PORT BANCORP, INC.

                            Dated as of July 20, 2000




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


Article I  Definitions.......................................................1

   1.01  CERTAIN DEFINITIONS.................................................1
   1.02  OTHER DEFINITIONAL MATTERS..........................................4

Article II  THE MERGER.......................................................4

   2.01  THE MERGER..........................................................4
   2.02  EFFECTIVE TIME......................................................5
   2.03  EFFECT OF THE MERGER................................................5
   2.04  CORPORATE CHARTER...................................................5
   2.05  BY-LAWS.............................................................5
   2.06  DIRECTORS AND OFFICERS..............................................5
   2.07  TAX CONSEQUENCES....................................................5
   2.08  NANTUCKET BANK......................................................5

Article III  CONVERSION OF SECURITIES........................................6

   3.01  CONVERSION OF SECURITIES............................................6
   3.02  STOCK OPTIONS.......................................................6
   3.03  PAYMENT PROCEDURES..................................................6
   3.04  RETURN OF EXCHANGE FUND.............................................7
   3.05  LOST OR STOLEN CERTIFICATES.........................................8

Article IV  REPRESENTATIONS AND WARRANTIES OF THE SELLER.....................8

   4.01  ORGANIZATION AND QUALIFICATION; SELLER'S SUBSIDIARIES...............8
   4.02  CORPORATE CHARTER; BY-LAWS; CORPORATE RECORDS.......................9
   4.03  CAPITALIZATION......................................................9
   4.04  AUTHORITY..........................................................10
   4.05  NO CONFLICT........................................................10
   4.06  CONSENTS AND APPROVALS.............................................10
   4.07  COMPLIANCE.........................................................11
   4.08  REPORTS............................................................11
   4.09  FINANCIAL STATEMENTS...............................................12
   4.10  ABSENCE OF CERTAIN CHANGES OR EVENTS...............................13
   4.11  ABSENCE OF LITIGATION..............................................14
   4.12  EMPLOYEE BENEFIT PROGRAMS..........................................14
   4.13  LABOR MATTERS......................................................17
   4.14  PROPERTY AND LEASES................................................17
   4.15  TAXES AND TAX RETURNS..............................................18
   4.16  CERTAIN CONTRACTS..................................................20
   4.17  LOAN PORTFOLIO.....................................................21
   4.18  INVESTMENT SECURITIES..............................................22
   4.19  DERIVATIVE TRANSACTIONS............................................22
   4.20  INSURANCE..........................................................22
   4.21  ENVIRONMENTAL MATTERS..............................................23
   4.22  INTELLECTUAL PROPERTY..............................................24

   4.23  FIDUCIARY ACCOUNTS.................................................24
   4.24  AGREEMENTS WITH BANK REGULATORS....................................24
   4.25  MATERIAL INTERESTS OF CERTAIN PERSONS..............................25
   4.26  BROKERS' FEES; OPINIONS............................................25
   4.27  PROXY STATEMENT....................................................25
   4.28  SELLER INFORMATION.................................................26
   4.29  STATE TAKEOVER LAWS................................................26
   4.30  DISCLOSURE.........................................................26

Article V  REPRESENTATIONS AND WARRANTIES OF THE BUYER......................26

   5.01  CORPORATE ORGANIZATION.............................................26
   5.02  AUTHORITY..........................................................26
   5.03  NO CONFLICT........................................................27
   5.04  CONSENTS AND APPROVALS.............................................27
   5.05  COMPLIANCE.........................................................27
   5.06  FINANCIAL STATEMENTS...............................................28
   5.07  ABSENCE OF LITIGATION..............................................28
   5.08  AGREEMENTS WITH BANK REGULATORS....................................28
   5.09  BUYER INFORMATION..................................................29
   5.10  CAPITAL, FINANCING.................................................29

Article VI  CONDUCT OF BUSINESS PENDING THE MERGER..........................29

   6.01  COVENANTS OF THE SELLER............................................29
   6.02  CERTAIN CHANGES AND ADJUSTMENTS....................................32
   6.03  PAYMENT OF DIVIDENDS...............................................32
   6.04  COVENANT OF THE BUYER..............................................33

Article VII  ADDITIONAL AGREEMENTS..........................................33

   7.01  REGULATORY MATTERS.................................................33
   7.02  ACCESS TO INFORMATION..............................................34
   7.03  STOCKHOLDER MEETING................................................36
   7.04  LEGAL CONDITIONS TO MERGER.........................................36
   7.05  NO SOLICITATION....................................................36
   7.06  EMPLOYEE BENEFIT MATTERS...........................................37
      7.06(a)  Provision of Benefits........................................37
      7.06(b)  New Employment Agreements....................................37
      7.06(c)  Consultant Agreement.........................................37
      7.06(d)  Continuation of Plans........................................37
      7.06(e)  Parachute Payments...........................................37
   7.07  DIRECTORS' AND OFFICERS' INSURANCE.................................37
   7.08  FINANCIAL AND OTHER STATEMENTS.....................................37
   7.09  FURTHER ACTION.....................................................37
   7.10  PUBLIC ANNOUNCEMENTS...............................................37
   7.11  ADDITIONAL AGREEMENTS..............................................37
   7.12  UPDATE OF DISCLOSURE SCHEDULES.....................................37
   7.13  CURRENT INFORMATION................................................37
   7.14  DIRECTORS OF SELLER'S BANK.........................................37

   7.15  VOTING AGREEMENTS..................................................37

Article VIII  CONDITIONS TO THE MERGER......................................37

   8.01  CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGER........37
      8.01(a)  Stockholder Approval.........................................37
      8.01(b)  Regulatory Approvals.........................................37
      8.01(c)  No Orders, Injunctions or Restraints; Illegality.............37
   8.02  CONDITIONS TO OBLIGATIONS OF THE BUYER.............................37
      8.02(a)  Representations and Warranties...............................37
      8.02(b)  Agreements and Covenants.....................................37
      8.02(c)  Consents Under Agreements....................................37
      8.02(d)  No Burdensome Condition......................................37
      8.02(e)  Investment Banker Opinion....................................37
      8.02(f)  Employment Agreements........................................37
      8.02(g)  Consultant Agreement.........................................37
      8.02(h)  Voting Agreements............................................37
      8.02(i)  Termination of Certain Existing Agreements...................37
      8.02(j)  Tax Opinion..................................................37
      8.02(k)  No Parachute Payments........................................37
   8.03  CONDITIONS TO OBLIGATIONS OF THE SELLER............................37
      8.03(a)  Representations and Warranties...............................37
      8.03(b)  Agreements and Covenants.....................................37
      8.03(c)  Investment Banker Opinion....................................37

Article IX  TERMINATION, AMENDMENT AND WAIVER...............................37

   9.01  TERMINATION........................................................37
   9.02  EFFECT OF TERMINATION; EXPENSES....................................37
   9.03  SELLER SPECIAL PAYMENT.............................................37
   9.04  BUYER SPECIAL PAYMENT..............................................37
   9.05  AMENDMENT..........................................................37
   9.06  WAIVER.............................................................37

Article X  GENERAL PROVISIONS...............................................37

   10.01  CLOSING...........................................................37
   10.02  ALTERNATIVE STRUCTURE.............................................37
   10.03  NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS........37
   10.04  NOTICES...........................................................37
   10.05  SEVERABILITY......................................................37
   10.06  ENTIRE AGREEMENT..................................................37
   10.07  NO THIRD PARTY BENEFICIARIES......................................37
   10.08  ASSIGNMENT........................................................37
   10.09  PARTIES IN INTEREST...............................................37
   10.10  SPECIFIC PERFORMANCE..............................................37
   10.11  GOVERNING LAW.....................................................37
   10.12  HEADINGS..........................................................37
   10.13  INTERPRETATION....................................................37
   10.14  COUNTERPARTS......................................................37

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT  AND  PLAN  OF  MERGER,  dated  as of  July  20,  2000  (this
"Agreement"), by and between SEACOAST FINANCIAL SERVICES CORPORATION, a Massachusetts corporation (the "Buyer"), and HOME PORT BANCORP, INC., a Delaware corporation (the "Seller").

         WHEREAS, the Boards of Directors of the Buyer and the Seller have each determined that it is in the best interests of their respective companies and their stockholders for the Seller to merge with and into the Buyer (the "Merger"), subject to the terms and conditions set forth herein;

         WHEREAS, as a condition and inducement to the Buyer to enter into, and after the execution of, this Agreement, the Buyer and the Seller are entering into the Stock Option Agreement (the "Stock Option Agreement"), attached hereto as Exhibit 1, pursuant to which the Seller has granted an option (the "Stock Option") to purchase shares of the "Seller Common Stock" (as defined in Section 1.01(v)) to the Buyer; and

         WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Buyer and Seller agree as follows:

                             Article I. Definitions

1.01. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

         (a) "affiliate" of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such specified person, including, without limitation, any partnership or joint venture in which the person (either alone, or through or together with any subsidiary) has, directly or indirectly, an interest of 15% or more (provided that such 15% threshold shall be 10% for purposes of the definition of Acquisition Transaction (as set forth in Section 1.01(b)) and for purposes of Section 9.03(a)).

         (b) "Acquisition Transaction" shall mean (i) a merger, consolidation or similar transaction involving the Seller, the Seller's Bank or any of Seller's Subsidiaries, (ii) the disposition, by sale, lease, exchange or otherwise, of assets of the Seller, the Seller's Bank or any of Seller's Subsidiaries representing 24.9% or more of the consolidated assets of the Seller, the Seller's Bank and Seller's Subsidiaries, in a single transaction or series of transactions, other than sales of mortgages into the secondary market in the ordinary course of business consistent with past practice, (iii) the issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 24.9% or more of the voting power of the Seller, the Seller's Bank or any of Seller's Subsidiaries, (iv) any person (other than the Buyer or any affiliate of the

Buyer) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act) or shall have filed a registration statement under the Securities Act, with respect to, a tender offer or exchange offer to purchase any shares of Seller Common Stock such that, upon consummation of such offer, such person would own or control 24.9% or more of the then outstanding shares of Seller Common Stock, or (v) any person (other than the Buyer or any affiliate of the Buyer) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which shall have acquired beneficial ownership of, or the right to acquire beneficial ownership of, 24.9% or more of the then outstanding shares of Seller Common Stock.

         (c) "beneficial owner" with respect to any shares of Seller Common Stock means a person who shall be deemed to be the beneficial owner of such shares (i) which such person or any of its affiliates or associates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) beneficially owns, directly or indirectly, (ii) which such person or any of its affiliates or associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of consideration rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or
(iii) which are beneficially owned, directly or indirectly, by any other persons with whom such person or any of its affiliates or associates or person with whom such person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares.

         (d) "business day" means any day on which the principal offices of the FDIC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required or authorized to close in the City of Boston.

         (e) "Buyer Special Payment" shall have the meaning defined in Section 9.04(a).

         (f) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

         (g)  "Corporate  Charter"  shall  mean  a  corporation's   Articles  of
Organization,   Certificate  of  Incorporation,   or  equivalent  organizational
documents.

         (h) "Employment Agreements" shall have the meaning defined in Section 7.06(b).

         (i) "Existing  Consulting  Agreement" shall have the meaning defined in
Section 7.06(c).

         (j) "Existing Employment  Agreements" shall have the meaning defined in
Section 7.06(b).

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "Expenses" shall have the meaning defined in Section 9.02(b).

         (m)  "Expiration  Date"  shall  have the  meaning  defined  in  Section
9.01(b).

         (n) "Investment Banker" shall have the meaning defined in Section 4.26.

         (o) "knowledge" as used herein in the context of the Seller shall mean knowledge of any of Karl Meyer, William Hourihan, John Sweeney or any member of the Board of Directors of the Seller and as used herein in the context of the Buyer shall mean knowledge of the Buyer or its subsidiaries.

         (p) "Material Adverse Effect" shall have the following meanings in this
Agreement:

             (i) When used in connection with the Seller, the Seller's Bank, or any of the Seller's Subsidiaries, the term "Material Adverse Effect" means any change or effect that is or would be materially adverse to (i) the business, assets, liabilities, financial condition or results of operations of the Seller, the Seller's Bank and the Seller's Subsidiaries taken as a whole, other than any such change or effect attributable to or resulting from (x) changes in interest rates or general economic conditions affecting banks generally, (y) changes in federal or state banking or tax laws or regulations affecting banks generally or (z) changes in generally accepted or regulatory accounting principles applicable to banks or their holding companies generally; or (ii) the ability of the Seller, the Seller's Bank or the Seller's Subsidiaries to consummate the transactions contemplated hereby; and

             (ii) When used in connection with the Buyer or the Buyer's Bank, the term "Material Adverse Effect" means any change or effect that is or would be materially adverse to (i) the business, assets, liabilities, financial condition or results of operations of the Buyer and the Buyer's Bank taken as a whole, other than any such change or effect attributable to or resulting from (x) changes in interest rates or general economic conditions affecting banks generally, (y) changes in federal or state banking or tax laws or regulations affecting banks generally or (z) changes in generally accepted or regulatory accounting principles applicable to banks or their holding companies generally; or (ii) the ability of the Buyer to consummate the transactions contemplated hereby.

         (q) "person" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

         (r) "Requisite  Regulatory Approvals" shall have the meaning defined in
Section 8.01(b).

         (s) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (t) "Securities Documents" shall mean all reports, offering circulars, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws.

         (u) "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

         (v) "Seller Common Stock" means the common stock, par value $.01 per share, of the Seller.

         (w) "Seller Disclosure Schedule" shall have the meaning defined in the preamble to Article IV.

         (x) "Seller Financial Statements" shall mean (i) the audited consolidated balance sheets (including related notes and schedules, if any) of Seller as of December 31, 1997, 1998 and 1999 and the consolidated statements of operations, changes in stockholders' equity and cash flows (including related notes and schedules, if any) of Seller for each of the three years ended December 31, 1997, 1998 and 1999 as filed by Seller, in its Securities Documents and (ii) the unaudited consolidated financial statements of the Seller, the Seller's Bank and the Seller's Subsidiaries as of June 30, 2000 and June 30, 1999, and the related unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the six month periods then ended.

         (y) "Seller's Bank" shall have the meaning defined in Section 4.01(a).

         (z) "Seller's Subsidiaries" shall have the meaning defined in Section 4.01(a).

         (aa) "Seller Special Payment" shall have the meaning defined in Section 9.03(a).

         (bb) "subsidiary" or "subsidiaries" of the Surviving Corporation, the Buyer, the Seller or any other person means an affiliate controlled by such person, directly or indirectly, through one or more intermediaries, except as otherwise defined herein.

         (cc) "Surviving Corporation" shall have the meaning defined in Section 2.01.

      1.02. Other Definitional Matters. Unless the context otherwise requires, a term defined anywhere in this Agreement has the same meaning throughout; all references to "the Agreement" or "this Agreement" are to this Agreement as modified, supplemented or amended from time to time; and terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                             Article II. THE MERGER

      2.01. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law (the "DGCL") and the Massachusetts Business Corporation Law (the "MBCL"), at the Effective Time (as defined in Section 2.02 hereof), the Seller shall merge with and into the Buyer. Buyer shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall continue its corporate existence under the laws of The Commonwealth of Massachusetts. The name of the Surviving Corporation shall continue to be Seacoast Financial Services

Corporation. Upon consummation of the Merger, the separate corporate existence of the Seller shall terminate.

      2.02. Effective Time. As promptly as practicable after all of the conditions set forth in Article VIII shall have been satisfied or, if permissible, waived by the party entitled to the benefit of the same, the Buyer and the Seller shall duly execute and file a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware (the "Delaware Secretary"), in accordance with the DGCL, and articles of merger (the "Articles of Merger") with the Secretary of State of The Commonwealth of Massachusetts (the "Massachusetts Secretary"), in accordance with the MBCL. The Merger shall become effective on the date (the "Effective Date") and at such time (the "Effective Time") as set forth in the Certificate of Merger and the Articles of Merger.

      2.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided herein and in the applicable provisions of the DGCL and the MBCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Buyer and the Seller shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Buyer and the Seller shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

      2.04. Corporate Charter. Unless otherwise determined by the Buyer prior to the Effective Time, at the Effective Time, the Corporate Charter of the Buyer as in effect immediately prior to the Effective Time shall be the Corporate Charter of the Surviving Corporation until thereafter further amended as provided by law and such Corporate Charter.

      2.05. By-Laws. Unless otherwise determined by the Buyer prior to the Effective Time, the By-Laws of the Buyer, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter amended as provided by law, the Corporate Charter of the Surviving Corporation and such By-Laws.

      2.06. Directors and Officers. The directors of the Buyer immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Corporate Charter and By-Laws of the Surviving Corporation, and the officers of the Buyer immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

      2.07. Tax Consequences. It is intended by the parties that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code.

      2.08. Nantucket Bank. The Buyer confirms that it will maintain Nantucket Bank in existence as a separate subsidiary for a period of at least two years following the Effective Time; provided, however, that in no event shall the foregoing prevent the Buyer from taking any action in the reasonable best interests of the Buyer or in accordance with or based upon regulatory considerations, safe and sound banking practices, or the fiduciary duties of the Buyer's directors.

                     Article III. CONVERSION OF SECURITIES

      3.01. Conversion of Securities.

         (a) At the Effective Time, each share of the Seller Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Seller Common Stock to be cancelled pursuant to Section 3.01(b)) shall be converted into the right to receive cash in the amount of $37.00 (the "Merger Consideration") pursuant to the procedures set forth in Section 3.03.

         (b) At the Effective Time, all shares of Seller Common Stock that are owned by the Seller as treasury stock and all shares of Seller Common Stock that are owned directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries (other than shares of Seller Common Stock held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties (referred to herein as "Trust Account Shares") and other than any shares of Seller Common Stock held by Buyer or the Seller or any of their respective subsidiaries in respect of a debt previously contracted (referred to herein as "DPC Shares")) shall be canceled and shall cease to exist.

         (c) As a result of the Merger and without any action on the part of the holders thereof, all shares of Seller Common Stock shall cease to be outstanding, shall be canceled and retired and shall cease to exist and each holder of a certificate (a "Certificate" and, collectively, the "Certificates") representing any shares of Seller Common Stock (other than those shares of Seller Common Stock to be canceled pursuant to Section 3.01(b)) shall thereafter cease to have any rights with respect to such shares of Seller Common Stock, except the right to receive, without interest, the Merger Consideration upon the surrender of such Certificate.

      3.02. Stock Options. Prior to the Effective Time, the Seller shall, in accordance with the terms of the Home Port Directors' Restricted Stock Option Plan (the "Director Option Plan"), provide written notice to each holder of a then outstanding stock option to purchase shares pursuant to the Director Option Plan (whether or not such stock option is then vested or exercisable), that such stock option shall be, as at the date of such notice, exercisable in full and that such stock option will terminate at the Effective Time and that, if such stock option is not exercised or otherwise terminated before the Effective Time, such holder shall be entitled to receive in cancellation of such option a cash payment from the Seller at the Closing in an amount equal to the excess of the Merger Consideration over the per share exercise price of such stock option, multiplied by the number of shares covered by such stock option, subject to any required withholding of taxes. Subject to the foregoing, the Director Option Plan and all options issued thereunder shall terminate at the Effective Time. The Seller hereby represents and warrants to Purchaser that the maximum number of shares subject to issuance pursuant to the exercise of stock options issued and outstanding under the Director Option Plan is not and shall not be at or prior to the Effective Time more than 30,000.

      3.03. Payment Procedures.

         (a) Immediately prior to the Effective Time, (i) the Buyer shall deposit, or shall cause to be deposited, with a bank or trust company selected by the Buyer and reasonably acceptable to the Seller on or prior to the

Effective Time (the "Paying Agent"), for the benefit of the holders of shares of Seller Common Stock, for exchange in accordance with this Article III, cash in an amount equal to the total Merger Consideration (such cash shall hereinafter be referred to as the "Exchange Fund").

         (b) As soon as practicable after the Effective Time, and in no event later than three business days thereafter (which date shall be referred to as the "Mailing Date"), Buyer shall cause the Paying Agent to mail to each holder of record of a Certificate or Certificates at the Effective Time a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent) (the "Transmittal Form") containing instructions for use in effecting the surrender of the Certificates. The Seller shall have the right to approve the Transmittal Form.

         (c) Each Transmittal Form shall permit the holder (or in the case of nominee record holders, the beneficial owner through appropriate and customary documentation and instructions) to receive the Merger Consideration for each share of Seller Common Stock. A Transmittal Form shall be deemed properly completed only if accompanied by one or more Certificates representing all shares of Seller Common Stock covered by such Transmittal Form, together with duly executed transmittal materials included with the Transmittal Form. Neither the Buyer nor the Paying Agent shall be under any obligation to notify any person of any defect in a Transmittal Form.

         (d) Upon surrender of a Certificate for exchange and cancellation to the Paying Agent, together with the Transmittal Form, duly executed, the holder of such Certificates shall be entitled to receive in exchange therefor a check representing the amount of cash which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of Article II and Article III.

         (e) At and after the Effective Time, there shall be no transfers on the stock transfer books of the Seller of the shares of Seller Common Stock which were outstanding immediately prior to the Effective Time and if, after the Effective Time, Certificates are presented for transfer, they shall be canceled against delivery of the Merger Consideration as hereinabove provided.

         (f) The provisions of Section 3.01 and Section 3.03 assume that there will be 1,871,890 shares of Seller Common Stock outstanding or issuable upon the exercise of options or warrants or otherwise, at the Effective Time. If there is any change in this number as of the Effective Time, the provisions of Section
3.01 and Section 3.03, including the Merger Consideration will be appropriately adjusted.

      3.04. Return of Exchange Fund. Any portion of the Exchange Fund that remains unclaimed by the former stockholders of the Seller six months after the Effective Time shall be delivered to the Buyer. Any former stockholders of the Seller who have not theretofore complied with this Article III shall thereafter look only to the Buyer for payment of any consideration payable as a result of the Merger pursuant to this Agreement, without any interest thereon. None of the Buyer, the Seller, the Paying Agent or any other person shall be liable to any former holder of shares of Seller Common Stock for any shares of stock or cash properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

      3.05. Lost or Stolen Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Buyer, the posting by such person of a bond in such reasonable amount as the Buyer may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent or the Buyer will issue in exchange for such lost, stolen or destroyed Certificate the cash to which such person is entitled).

            Article IV. REPRESENTATIONS AND WARRANTIES OF THE SELLER

      Except as set forth in a specific section of the Disclosure Schedule previously delivered by the Seller to the Buyer (the "Seller Disclosure Schedule"), the Seller hereby represents and warrants to the Buyer as follows:

      4.01. Organization and Qualification; Seller's Subsidiaries.

         (a) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and a bank holding company registered with the Board of Governors of the Federal Reserve System (the "FRB") under the Bank Holding Company Act of 1956, as amended. Seller is duly qualified to do business and is in good standing as a foreign corporation in The Commonwealth of Massachusetts. Nantucket Bank is a state chartered savings bank and wholly-owned subsidiary of the Seller (the "Seller's Bank"), duly organized and validly existing under the laws of The Commonwealth of Massachusetts. The deposit accounts of the Seller's Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and all premiums and assessments required in connection therewith have been paid by the Seller's Bank. Each subsidiary (as defined in Section 1.01(bb)) of the Seller (other than the Seller's Bank) (collectively, the "Seller's Subsidiaries") is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Seller, the Seller's Bank and each of the Seller's Subsidiaries each has the requisite power and authority and all necessary governmental approvals to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to have obtained such approval or to be so licensed or qualified and be in good standing would not, either individually or in the aggregate, have a Material Adverse Effect.

         (b) A true and complete list of all the Seller's Subsidiaries, together with the jurisdiction of incorporation or organization of each Subsidiary and the percentage of the outstanding capital stock or other ownership interest by the Seller or the Seller's Bank of each Subsidiary, is set forth in Section 4.01 of the Seller Disclosure Schedule. Except as set forth in Section 4.01 of the Seller Disclosure Schedule, neither the Seller nor the Seller's Bank directly or indirectly owns five percent or more of the capital stock or other equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

      4.02. Corporate Charter; By-Laws; Corporate Records. The Seller has heretofore made available to the Buyer a complete and correct copy of the Corporate Charter and the By-Laws or equivalent organizational documents, each as amended to date, of the Seller, the Seller's Bank and each of the Seller's Subsidiaries. Such Corporate Charter, By-Laws and equivalent organizational documents are in full force and effect. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is in violation of any provision of its Corporate Charter or equivalent organizational documents or of its By-Laws. The minute books of the Seller, the Seller's Bank and each of the Seller's Subsidiaries contain in all material respects true and correct records of all meetings held or true and complete records of all other corporate actions taken since January 1, 1997 of their respective stockholders and boards of directors (including committees of their respective boards of directors).

      4.03. Capitalization.

         (a) The authorized capital stock of the Seller consists of 10,000,000 shares of Seller Common Stock and 2,000,000 shares of serial Preferred Stock ("Seller Preferred Stock"), par value $.01 per share. As of the date hereof, (i) 1,841,890 shares of Seller Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, (ii) 483,604 shares of Seller Common Stock are held in the treasury of the Seller, (iii) no shares of Seller Common Stock are held by Seller's Bank or any of the Seller's Subsidiaries, (iv) no shares of Seller Preferred Stock have been issued or are outstanding, and (v) 366,536 shares of Seller Common Stock are reserved for future issuance pursuant to the Stock Option Agreement. Each issued and outstanding share of capital stock of each Subsidiary is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Each share of capital stock of each Subsidiary owned by the Seller or the Seller's Bank or any of the other Seller's Subsidiaries is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Seller's, the Seller's Bank's or such other Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever.

         (b) The authorized capital stock of the Seller's Bank consists of 1,000,000 shares of common stock, par value $1.00 per share (the "Seller's Bank Common Stock") and 500,000 shares of serial Preferred Stock ("Seller's Bank Preferred Stock"). As of the date hereof, (i) 100,000 shares of Seller's Bank Common Stock are issued and outstanding, all of which are owned by the Seller free and clear of any encumbrance or lien (except for directors' qualifying shares, if any) and all of which are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, (ii) no shares of the Seller's Bank Common Stock are held in the treasury of the Seller's Bank or are held by any of the Seller's Subsidiaries, and (iii) no shares of Seller's Bank Preferred Stock have been issued or are outstanding.

         (c) Except for the Stock Option Agreement and for options to acquire not more than 30,000 shares of Seller Common Stock pursuant to the Director Option Plan, a schedule of which is set forth at Section 4.03 of the Seller Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Seller, the Seller's Bank or any of the Seller's Subsidiaries or obligating the Seller, the Seller's Bank or any of the Seller's Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Seller, the Seller's Bank or any of the Seller's Subsidiaries. There are no outstanding contractual obligations of the Seller, the Seller's Bank or any of the Seller's Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Seller, the Seller's Bank or any of the Seller's Subsidiaries or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary.

      4.04. Authority. The Seller has full corporate power and authority to execute and deliver this Agreement and, subject to the approval of the Seller's stockholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by unanimous vote of the Board of Directors of the Seller (the "Seller Board"). The Seller Board has directed that this Agreement and the transactions contemplated hereby be submitted to the Seller's stockholders for approval at a meeting of such stockholders and, except for the adoption of this Agreement by the requisite vote of the Seller's stockholders, no other corporate proceedings on the part of the Seller are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

      4.05. No Conflict. Neither the execution, delivery and performance of this Agreement by the Seller, nor the consummation by the Seller of the transactions contemplated hereby, nor compliance by the Seller with any of the terms or provisions hereof, will (i) conflict with, violate or result in a breach of any provision of the Corporate Charter or By-Laws of the Seller or the articles of organization, by-laws or equivalent organizational documents of the Seller's Bank or any of the Seller's Subsidiaries, (ii) conflict with, violate or result in a breach of any statute, code, ordinance, rule, regulation, order, writ, judgment, injunction or decree applicable to the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or by which any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is bound or affected, or (iii) conflict with, violate or result in a breach of any provisions of or the loss of any benefit under, constitute a default (or an event, which, with notice or lapse of time, or both, would constitute a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, pledge, security interest, charge or other encumbrance on any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party, or by which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is bound or affected, except, in the case of clause (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which would not, either individually or in the aggregate, have a Material Adverse Effect.

      4.06. Consents and Approvals. The execution, delivery and performance of this Agreement by the Seller does not require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency or commission or other governmental or regulatory authority or instrumentality, domestic or foreign, including, without limitation, any Bank Regulator (each a "Governmental Entity") or with any third party, except (i) for applicable requirements, if any, of the Exchange Act, state takeover laws, and filing and recordation of appropriate merger documents as required by the laws of The Commonwealth of Massachusetts and the State of Delaware, (ii) for consents and approvals of or filings, registrations or negotiations with the FRB, the FDIC, the Massachusetts Board of Bank Incorporation (the "BBI"), and the Massachusetts Housing Partnership Fund, (iii) the filings required by this Agreement and (iv) where failure to obtain any such consent, approval, authorization or permit, or to make any such filing or notification, would not prevent or significantly delay consummation of the Merger or otherwise prevent the Seller from performing its obligations under this Agreement, or would not, either individually or in the aggregate, have a Material Adverse Effect. The Seller is not aware of any reason why the approvals, consents and waivers of Governmental Entities referred to herein and in Section 8.01(b) should not be obtained.

      4.07. Compliance. The Seller, the Seller's Bank and each of the Seller's Subsidiaries hold all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to, and have complied with and are not in conflict with, or in default or violation of, (a) any statute, code, ordinance, law, rule, regulation, order, writ, judgment, injunction or decree, published policies and guidelines of any Governmental Entity, applicable to the Seller, the Seller's Bank or any of the Seller's Subsidiaries or by which any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is bound or affected or (b) any note, bond, mortgage, indenture, deed of trust, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party or by which the Seller, the Seller's Bank or any of the Seller's Subsidiaries or any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is bound or affected, except for any such non-compliance, conflicts, defaults or violations that would not, either individually or in the aggregate, have a Material Adverse Effect; and none of the Seller, the Seller's Bank or any of the Seller's Subsidiaries knows of, or has received notice of, any material violations of any of the above. Without limiting the generality of the foregoing, none of the Seller, the Seller's Bank or any of the Seller's Subsidiaries has been advised of the existence of any facts or circumstances which would cause the Seller's Bank to be deemed not to be in satisfactory compliance with the Community Reinvestment Act of 1977, as amended, and the regulations promulgated thereunder.

      4.08. Reports.

         (a) Since January 1, 1997, the Seller has timely filed with the SEC and the NASD all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) The Seller, the Seller's Bank and each of the Seller's Subsidiaries has timely filed and made available to the Buyer true and complete copies of all forms, reports and documents required to be filed by each of them with all appropriate federal or state governmental or regulatory authorities charged with the supervision of banks or bank holding companies or engaged in the insurance of bank deposits, including without limitation, the Commissioner of Banks of The Commonwealth of Massachusetts (the "Massachusetts Commissioner"), the FRB, and the FDIC (collectively, the "Bank Regulators") since January 1, 1997, and have paid all fees and assessments due and payable in connection therewith. Such reports as of their respective date of filing complied in all material respects with the requirements of all laws, rules and regulations enforced or promulgated by such Bank Regulators. Except for normal periodic examinations conducted by the FDIC, the Massachusetts Commissioner or any other Bank Regulator in the regular course of the business of the Seller, the Seller's Bank and the Seller's Subsidiaries (the "Bank Examinations"), no Bank Regulator has initiated any proceeding or, to the knowledge of the Seller, investigation into the business or operations of the Seller, the Seller's Bank or any of the Seller's Subsidiaries since December 31, 1996. The Seller, the Seller's Bank and the Seller's Subsidiaries have not received any objection from any regulatory agency to any of their responses to any violation, criticism or exception by any Bank Regulator with respect to any report or statement relating to any examinations, which objection remains unresolved.

      4.09. Financial Statements.

         (a) The Seller has previously made available to the Buyer, for copying, originals of the Seller Financial Statements, which, in the case of the audited statements, are accompanied by the audit report of KPMG LLP, independent public accountants for the Seller. Each of the Seller Financial Statements referred to in this Section 4.09 (including the related notes, where applicable) fairly presents (subject, in the case of the unaudited statements, to audit adjustments normal in nature and amount and the addition of customary notes), and the financial statements referred to in Section 7.08 hereof each will fairly present, the results of the consolidated operations and changes in stockholders' equity and consolidated financial position of the Seller, the Seller's Bank and the Seller's Subsidiaries for the respective periods or as of the respective dates therein set forth; each of the Seller Financial Statements (including the related notes, where applicable) has been prepared, and the financial statements referred to in Section 7.08 hereof will be prepared, in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act. The audits of the Seller, the Seller's Bank and the Seller's Subsidiaries have been conducted in all material respects in accordance with generally accepted auditing standards. Without limiting the generality of the foregoing, (x) the allowance for possible loan losses included in the Seller Financial Statements was, and the allowance for possible loan losses to be included in the financial statements referred to in Section 7.08 hereof will be, determined in accordance with GAAP and is, and will be, adequate to provide for losses relating to or inherent in the loan and lease portfolios of the Seller, the Seller's Bank and the Seller's Subsidiaries (including without limitation commitments to extend credit), and (y) the Other Real Estate Owned ("OREO") included in the Seller Financial Statements was, and the OREO included in the financial statements referred to in Section 7.08 hereof will be, carried net of reserves at the lower of cost or market value in accordance with GAAP or the regulations or other requirements of the FDIC and the Massachusetts Commissioner. The books and records of the Seller, the Seller's Bank and the Seller's Subsidiaries are true and complete in all material respects and have been, and are being, maintained in all material respects in accordance with applicable legal and accounting requirements.

         (b) The consolidated balance sheet of the Seller, the Seller's Bank and the Seller's Subsidiaries as of December 31, 1999 and as of June 30, 2000, including the notes thereto, each makes adequate provision for all material liabilities and obligations of every nature (whether accrued, absolute, contingent or otherwise and whether due or to become due) of the Seller, the Seller's Bank and the Seller's Subsidiaries as of December 31, 1999 and as of June 30, 1999, respectively, and except as and to the extent set forth on such consolidated balance sheet, none of the Seller, the Seller's Bank or any of the Seller's Subsidiaries has any material liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether due or to become due) which would be required to be reflected or disclosed on a balance sheet, or in the notes thereto, prepared in accordance with GAAP.

         (c) To the knowledge of the Seller, no facts or circumstances exist which would give the Seller reason to believe that a material liability or obligation that, in accordance with GAAP applied on a consistent basis, should have been reflected or disclosed on such balance sheet, was not so reflected or disclosed.

      4.10. Absence of Certain Changes or Events. Since December 31, 1999, except as contemplated by this Agreement, the Seller, the Seller's Bank and the Seller's Subsidiaries have conducted their businesses only in the ordinary course and in manners consistent with past practice and, since December 31, 1999, except as set forth in Section 4.10 of the Seller Disclosure Schedule, there has not been (a) either individually or in the aggregate, any Material Adverse Effect, (b) any material damage, destruction or loss with respect to any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, (c) any change by the Seller, the Seller's Bank or any of the Seller's Subsidiaries in its accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by the Seller's independent accountants, (d) any revaluation by the Seller, the Seller's Bank or any of the Seller's Subsidiaries of any asset, including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable, other than in the ordinary course of business consistent with past practice, (e) any entry by the Seller, the Seller's Bank or any of the Seller's Subsidiaries into any contract or commitment (other than with respect to Loans, as hereinafter defined) of more than $200,000, (f) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Seller, the Seller's Bank or any of the Seller's Subsidiaries except in the ordinary course of business in an amount consistent with past practice or any redemption, purchase or other acquisition of any of its securities, (g) except as would have been permitted by
Section 6.01(b)(ix) hereof, any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any directors, officers or employees of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or any grant of severance or termination pay, or any contract or arrangement entered into to make or grant any severance or termination pay, any payment of any bonus, or the taking of any other material action not in the ordinary course of business with respect to the compensation or employment of directors, officers or employees of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, (h) any strike, work stoppage, slowdown or other labor disturbance, (i) any material election made by the Seller, the Seller's Bank or any of the Seller's Subsidiaries for federal or state income tax purposes, (j) any change in the credit policies or procedures of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, the effect of which was or is to make any such policy or procedure materially less restrictive in any material respect,
(k) any material liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether due or to become due), including without limiting the generality of the foregoing, liabilities as guarantor under any guarantees or liabilities for taxes, other than in the ordinary course of business consistent with past practice, (l) any forgiveness or cancellation of any indebtedness or contractual obligation other than in the ordinary course of business consistent with past practice, (m) except with respect to funds borrowed by the Seller, the Seller's Bank or any of the Seller's Subsidiaries, any mortgage, pledge, lien or lease of any assets, tangible or intangible, of the Seller, the Seller's Bank or any of the Seller's Subsidiaries with a value in excess of $25,000 in the aggregate (n) any acquisition or disposition of any assets or properties having a value in excess of $100,000, or any contract for any such acquisition or disposition entered into, or (o) any lease of real or personal property entered into, other than in connection with foreclosed property or in the ordinary course of business consistent with past practice.

      4.11. Absence of Litigation. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party to any, and there are no pending, or to the knowledge of the Seller, threatened legal, administrative, arbitral or other claims, actions, proceedings or investigations of any nature, against the Seller, the Seller's Bank or any of the Seller's Subsidiaries or any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, which, either individually or in the aggregate, would have a Material Adverse Effect and no facts or circumstances have come to the Seller's attention which have caused it to believe that a material claim, action, proceeding or investigation against or affecting the Seller, the Seller's Bank or any of the Seller's Subsidiaries could reasonably be expected to occur. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or any property or asset of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, is subject to any order, writ, judgment, injunction, decree, determination or award which restricts its ability to conduct business in any area in which it presently does business or has or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

      4.12. Employee Benefit Programs.

         (a) Section 4.12(a) of the Seller Disclosure Schedule sets forth a list of every material Employee Program that has been maintained by the Seller, the Seller's Bank or an Affiliate at any time during the three years preceding this Agreement.

         (b) Each Employee Program which has ever been maintained by the Seller, the Seller's Bank or an Affiliate and which has been intended to qualify under
Section 401(a) or 501(c)(9) of the Internal Revenue Code of 1986, as amended (the "Code"), has received a favorable determination or approval letter from the Internal Revenue Service ("IRS") regarding its qualification under such section and has, in fact, been qualified under the applicable section of the Code from the effective date of such Employee Program through and including the Closing Date (or, if earlier, the date that all of such Employee Program's assets were distributed). No event or omission has occurred which would cause any Employee Program to lose its qualification or otherwise fail to satisfy the relevant requirements to provide tax-favored benefits under the applicable Code Section (including without limitation Code Sections 105, 125, 401(a) and 501(c)(9)). Each asset held under any such Employee Program may be liquidated or terminated without the imposition of any redemption fee, surrender charge or comparable liability. No partial termination (within the meaning of Section 411(d)(3) of the Code) has occurred with respect to any Employee Program that is qualified under Section 401(a) of the Code.

         (c) None of the Seller, the Seller's Bank or any Affiliate knows, nor should any of them reasonably know, of any material failure of any party to comply with any laws applicable with respect to the Employee Programs that are currently maintained by the Seller, the Seller's Bank or any Affiliate. With respect to any Employee Program currently maintained by the Seller, the Seller's Bank or any Affiliate, there has been no (i) "prohibited transaction," as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975, (ii) material failure to comply with any provision of ERISA, other applicable law, or any agreement, or (iii) non-deductible contribution, which, in the case of any of (i), (ii), or (iii), could subject the Seller, the Seller's Bank or any Affiliate to material liability either directly or indirectly (including, without limitation, through any obligation of indemnification or contribution) for any damages, penalties, or taxes, or any other loss or expense. No litigation or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or threatened with respect to any such Employee Program. All payments and/or contributions required to have been made (under the provisions of any agreements or other governing documents or applicable law) with respect to all Employee Programs ever maintained by the Seller, the Seller's Bank or any Affiliate, for all periods prior to the Closing Date, either have been made or have been accrued (and all such unpaid but accrued amounts are described on Section 4.12(c) of the Seller Disclosure Schedule).

         (d) None of the Seller, the Seller's Bank nor any Affiliate has incurred any liability under title IV of ERISA which has not been paid in full prior to the Closing. There has been no "accumulated funding deficiency" (whether or not waived) with respect to any Employee Program ever maintained by the Seller, the Seller's Bank or any Affiliate and subject to Code Section 412 or ERISA Section 302. With respect to any Employee Program maintained by the Seller, the Seller's Bank or an Affiliate and subject to title IV of ERISA, there has been no (nor will be any as a result of the transaction contemplated by this Agreement) (i) "reportable event," within the meaning of ERISA Section 4043, or the regulations thereunder (for which notice the notice requirement is not waived under 29 C.F.R. Part 2615) and (ii) no event or condition which presents a material risk of plan termination or any other event that may cause the Seller, the Seller's Bank or any Affiliate to incur liability or have a lien imposed on its assets under title IV of ERISA. No Employee Program maintained by the Seller, the Seller's Bank or an Affiliate and subject to title IV of ERISA (other than a Multiemployer Plan) has any "unfunded benefit liabilities" within the meaning of ERISA Section 4001(a)(18), as of the Closing Date. Neither the Seller, the Seller's Bank nor any Affiliate has ever maintained a Multiemployer Plan. None of the Employee Programs ever maintained by the Seller, the Seller's Bank or any Affiliate has ever provided health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of title I of ERISA) or has ever promised to provide such post-termination benefits.

         (e) With respect to each Employee Program maintained by the Seller, the Seller's Bank or any Subsidiary within the three years preceding the Closing Date, complete and correct copies of the following documents (if applicable to such Employee Program) have previously been delivered to the Buyer: (i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements) as they may have been amended to the date hereof; (ii) the most recent IRS determination or approval letter with respect to such Employee Program under Code Section 401(a) or 501(c)(9), and any applications for determination or approval subsequently filed with the IRS; (iii) the three most recently filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the three most recent actuarial valuation reports completed with respect to such Employee Program; (v) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; (vi) any insurance policy (including any fiduciary liability insurance policy or fidelity bond) related to such Employee Program; (vii) any registration statement or other filing made pursuant to any federal or state securities law and (viii) all correspondence to and from any state or federal agency within the last six years with respect to such Employee Program.

         (f) Each Employee Program required to be listed on Section 4.12(a) of the Seller Disclosure Schedule may be amended, terminated, or otherwise modified by the Seller, the Seller's Bank or the Affiliate to the greatest extent permitted by applicable law, including the elimination of any and all future benefit accruals under any Employee Program and no employee communications or provision of any Employee Program document has failed to effectively reserve the right of the Seller, the Seller's Bank or the Affiliate to so amend, terminate or otherwise modify such Employee Program.

         (g) Each Employee Program currently maintained by the Seller or the Seller's Bank (including each non-qualified deferred compensation arrangement) is maintained in compliance with all applicable requirements of federal and state securities laws including (without limitation, if applicable) the requirements that the offering of interests in such Employee Program be registered under the Securities Act of 1933 and/or state "Blue Sky" laws.

         (h) Each Employee Program currently maintained by the Seller, the Seller's Bank or an Affiliate has complied with the applicable notification and other applicable requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, Health Insurance Portability and Accountability Act of 1996, the Newborns' and Mothers' Health Protection Act of 1996, the Mental Health Parity Act of 1996, and the Women's Health and Cancer Rights Act of 1998.

         (i) For purposes of this section:

         (i) "Employee Program" means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(40)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA; (B) all stock option plans, stock purchase plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements (including any informal arrangements) not described in (A) above, including without limitation, any arrangement intended to comply with Code Section 120, 125, 127, 129 or 137; and (C) all plans or arrangements providing compensation to employee and non-employee directors. In the case of an Employee Program funded through a trust described in Code Section 401(a) or an organization described in Code Section 501(c)(9), or any other funding vehicle, each reference to such Employee Program shall include a reference to such trust, organization or other vehicle.

         (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides benefits under or through such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under or through such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity (or their spouses, dependents, or beneficiaries).

         (iii) An entity is an "Affiliate" of the Seller if it would have ever been considered a single employer with the Seller under ERISA Section 4001(b) or part of the same "controlled group" as the Seller for purposes of ERISA Section 302(d)(8)(C).

         (iv) "Multiemployer Plan" means an employee pension or welfare benefit plan to which more than one unaffiliated employer contributes and which is maintained pursuant to one or more collective bargaining agreements.

      4.13. Labor Matters. No work stoppage involving the Seller, the Seller's Bank or any of the Seller's Subsidiaries is pending or, to the knowledge of the Seller, threatened. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is involved in, or, to the knowledge of the Seller, threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which might reasonably be expected to interfere in any material respect with the respective business activities of the Seller, the Seller's Bank or any of the Seller's Subsidiaries. No employees of the Seller, the Seller's Bank or any of the Seller's Subsidiaries are represented by any labor union, and, to the knowledge of the Seller, no labor union is attempting to organize employees of the Seller, the Seller's Bank or any of the Seller's Subsidiaries.

      4.14. Property and Leases.

         (a) The Seller, the Seller's Bank and each of the Seller's Subsidiaries each has good and marketable title to all the real property and all other property owned by it and included in the consolidated balance sheet of the Seller, the Seller's Bank and the Seller's Subsidiaries included in audited financial statements for the period ended December 31, 1999. Each parcel of real property, and each item of personal property, owned or leased by the Seller, the Seller's Bank or any of the Seller's Subsidiaries (i) is owned or leased free and clear of all mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind (collectively, "Liens"), other than (A) Liens for current taxes and assessments not yet past due or which are being contested in good faith, (B) inchoate mechanics' and materialmen's Liens for construction in progress, (C) workmen's, repairmen's, warehousemen's and carriers' Liens arising in the ordinary course of business of the Seller, the Seller's Bank or such Subsidiary consistent with past practice, (D) all matters of record, Liens and other imperfections of title and encumbrances which, either individually or in the aggregate, would not be material, and (E) those items that secure public or statutory obligations or any discount with, borrowing from, or obligations to any Federal Reserve Bank or Federal Home Loan Bank, interbank credit facilities, or any transaction by a Subsidiary acting in a fiduciary capacity (collectively,

"Permitted Liens"), and (ii) is neither subject to any governmental decree or order to be sold nor is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the knowledge of the Seller, has any such condemnation, expropriation or taking been proposed. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries has received any notice of violation of any applicable zoning regulation, ordinance or other law, order, regulation or requirement relating to its properties.

         (b) All leases of real property leased for the use or benefit of the Seller, the Seller's Bank or any of the Seller's Subsidiaries to which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party requiring rental payments in excess of $25,000 during the period of the lease, and all amendments and modifications thereto, are in full force and effect, and there exists no default under any such lease by the Seller, the Seller's Bank or any of the Seller's Subsidiaries, nor, to the knowledge of the Seller, any event which with notice or lapse of time or both would constitute a material default thereunder by the Seller, the Seller's Bank or any of the Seller's Subsidiaries.

      4.15. Taxes and Tax Returns. To the knowledge of Seller and except as set forth in Section 4.15 of the Seller Disclosure Schedules:

         (a) Each of the Seller, the Seller's Bank and the Seller's Subsidiaries has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by Seller, the Seller's Bank and the Seller's Subsidiaries (whether or not shown on any Tax Return) have been paid. None of the Seller, the Seller's Bank or the Seller's Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Seller, the Seller's Bank or the Seller's Subsidiaries do not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Seller, the Seller's Bank or the Seller's Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

         (b) Each of the Seller, the Seller's Bank and the Seller's Subsidiaries has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing or credited to the account of any customer, employee, independent contractor, creditor, stockholder, or other third party.

         (c) No director or officer (or employee responsible for Tax matters) of the Seller, the Seller's Bank or the Seller's Subsidiaries expects any authority to assess any additional material Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Seller, the Seller's Bank or the Seller's Subsidiaries either (A) claimed or raised by any authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of the Seller, the Seller's Bank or the Seller's Subsidiaries has knowledge based upon personal contact with any agent of such authority. Section 4.15(c) of the Seller Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Seller, the Seller's Bank or the Seller's Subsidiaries for taxable periods ending on or after December 31, 1992, indicates those income Tax Returns that have been audited, and indicates those income Tax Returns that currently are the subject of audit. The Seller has delivered to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Seller, the Seller's Bank or the Seller's Subsidiaries since December 31, 1992.

         (d) None of the Seller, the Seller's Bank or any Subsidiary has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

         (e) None of the Seller, the Seller's Bank or any Seller's Subsidiary has filed a consent under Section 341(f) of the Code, concerning collapsible corporations. No property of the Seller, the Seller's Bank or any Seller's Subsidiary is property that the Seller, the Seller's Bank or any Subsidiary is or will be required to be treated as being owned by another person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954 (as in effect prior to the Tax Reform Act of 1986) or is "tax-exempt use property" within the meaning of Code Section 168(h). None of the Seller, the Seller's Bank or any Seller's Subsidiary has been required to include in income any adjustment pursuant to Code Section 481 by reason of a voluntary change in accounting method initiated by the Seller, the Seller's Bank or any Seller's Subsidiary. None of the Seller, the Seller's Bank or any Seller's Subsidiary has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G or Code Section 162(m). None of the Seller, the Seller's Bank or any Seller's Subsidiary has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii). None of the Seller, the Seller's Bank or any Seller's Subsidiary is a party to any Tax allocation or sharing agreement. None of the Seller, the Seller's Bank or any Seller's Subsidiary (A) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Seller) or (B) has any Liability for the Taxes of any person (other than the Seller, the Seller's Bank or any Subsidiary) under Treasury Regulations Section 1.1506-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

         (f) The unpaid Taxes of the Seller, the Seller's Bank and each Subsidiary (A) did not, as of December 31, 1999, exceed by any material amount the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the unaudited consolidated balance sheet of Seller and its Seller's Subsidiaries as of December 31, 1999 (rather than in any notes thereto) and (B) do not exceed by any material amount that reserve as adjusted for the passage of time through the Closing Date.

         (g) For purposes of this Section 4.15

            "Affiliated Group" means any affiliated group within the meaning of Code Section 1504(a).

            "Knowledge" means actual knowledge after reasonable investigation.

            "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

            "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

            "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

            "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, net worth, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and includes amounts for which the Seller, the Seller's Bank or any Subsidiary is liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture, or other entity.

            "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      4.16. Certain Contracts.

         (a) Except as set forth in Section 4.16(a) of the Seller Disclosure Schedule, none of the Seller, the Seller's Bank or any Subsidiary is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral): (i) with respect to the employment of any director, officer, employee or consultant, (ii) which, upon the consummation of the transactions contemplated by this Agreement, will result in any payment (whether of severance pay or otherwise) becoming due from the Seller, the Seller's Bank, or any of its Seller's Subsidiaries to any officer or employee thereof, (iii) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (iv) which is a consulting or other agreement (including agreements entered into in the ordinary course and data processing, software programming and licensing contracts) not terminable on 60 days or less notice involving the payment of more than $50,000 per annum, (v) which materially restricts the conduct of any line of business by the Seller, the Seller's Bank, or any of the Seller's Subsidiaries, (vi) with or to a labor union or guild (including any collective bargaining agreement), or (vii) (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. The Seller has previously delivered to the Buyer true and complete copies of all employment, consulting and deferred compensation agreements which are in writing and to which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party. Each contract, arrangement, commitment or understanding of the type described in this Section, whether or not set forth in Section 4.16(a) of the Seller Disclosure Schedule, is referred to herein as a "Seller Contract".

         (b) Except as set forth in Section 4.16(b) of the Seller Disclosure Schedule, (i) to the knowledge of the Seller, each Seller Contract is legal, valid and binding upon the Seller, the Seller's Bank or such Subsidiary, as the case may be, and in full force and effect, (ii) the Seller, the Seller's Bank and each of the Seller's Subsidiaries has in all material respects performed all obligations required to be performed by it to date under each such Seller Contract, and (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of the Seller, the Seller's Bank or any of the Seller's Subsidiaries under any such Seller Contract.

      4.17. Loan Portfolio. Except as set forth in Section 4.17 of the Seller Disclosure Schedule, none of the Seller, the Seller's Bank or any Subsidiary is a party to any written or oral (a) loan agreement, note or borrowing arrangement (including, without limitation, leases and credit enhancements) (collectively, "Loans") as to which the obligor is, as of the date of this Agreement, over 90 days delinquent in payment of principal or interest, or (b) Loan with any director, executive officer or, to the knowledge of the Seller, five percent stockholder of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or to the knowledge of the Seller, any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing. To the knowledge of the Seller, all of the Loans originated and held on the date hereof and at the Effective Time by the Seller, the Seller's Bank and the Seller's Subsidiaries, and any other Loans purchased and held currently and at the Effective Time by the Seller, the Seller's Bank and the Seller's Subsidiaries, were solicited, originated and exist, and will exist at the Effective Time, in material compliance with all applicable loan policies and procedures of the Seller, the Seller's Bank and the Seller's Subsidiaries.
Section 4.17 of the Seller Disclosure Schedule sets forth as of the date hereof,
(i) all of the Loans in original principal amount in excess of $50,000 of the Seller, the Seller's Bank or any of the Seller's Subsidiaries that as of the date of this Agreement are classified as "Other Loans Specially Mentioned," "Special Mention," "Substandard," "Doubtful," "Loss," "Classified," "Criticized," "Watch list" or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the obligor thereunder, and (ii) by category of Loan (i.e., commercial, consumer, etc.), all of the other Loans of the Seller, the Seller's Bank and the Seller's Subsidiaries that as of the date of this Agreement are classified as such, together with the aggregate principal amount of such Loans by category, it being understood that no representation is being made that the FDIC or the Massachusetts Commissioner would agree with the loan classifications contained in Section 4.17 of the Seller Disclosure Schedule. The Seller shall promptly inform the Buyer in writing of any Loan the original principal balance of which exceeds $50,000 that becomes classified in the manner described in this
Section 4.17, or any Loan the classification of which is materially and adversely changed at any time after the date of this Agreement. The information (including electronic information and information contained on tapes and computer disks) with respect to the Loans furnished to Buyer by the Seller is true and complete in all material respects.

      4.18.  Investment  Securities.  Section  4.18  of  the  Seller  Disclosure
Schedule sets forth the book and market value as of June 30, 2000 of the investment securities, mortgage backed securities and securities held for sale by the Seller, the Seller's Bank and the Seller's Subsidiaries. Section 4.18 of the Seller Disclosure Schedule also sets forth the names of all the joint ventures in which the Seller, the Seller's Bank or any of the Seller's
Subsidiaries has an investment (whether or not such joint ventures remain active). Except for pledges to secure public and trust deposits, Federal Reserve borrowings, repurchase agreements and reverse repurchase agreements entered into in arms-length transactions pursuant to normal commercial terms and conditions and other pledges required by law, none of the investments reflected in the Seller Balance Sheet for the period ended December 31, 1999, and none of the material investments made by the Seller, the Seller's Bank or any of the Seller's Subsidiaries since December 31, 1999, is subject to any restriction (contractual, statutory or otherwise) that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time. The Seller and the Seller's Bank have (i) properly reported as such any investment securities which are required under GAAP to be classified as "available for sale" at the lower of cost or market, and (ii) accounted for any decline in the market value of its marketable equity securities portfolio in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 12 and Staff Accounting Bulletin No. 59, including without limitation the recognition through the Seller's consolidated statement of operations of any unrealized loss with respect to any individual marketable equity security as a realized loss in the accounting period in which a decline in the market value of such security is determined to be "other than temporary."

      4.19. Derivative Transactions. None of the Seller, the Seller's Bank or the Seller's Subsidiaries is engaged in transactions in or involving forwards, futures, options on futures, swaps or similar off-balance sheet derivative instruments except as agent on the order and for the account of others other than Federal Home Loan Bank advances or in connection with mortgage loan secondary market activities in the ordinary course of business consistent with the Seller's Bank's past practices.

      4.20. Insurance. The Seller has made available to the Buyer true and complete copies of all material policies of insurance of the Seller, the Seller's Bank and the Seller's Subsidiaries currently in effect. All of the policies relating to insurance maintained by each of the Seller, the Seller's Bank and the Seller's Subsidiaries with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement therefor) are in full force and effect and none of the Seller, the Seller's Bank or the Seller's Subsidiaries has received any notice of cancellation with respect thereto. All life insurance policies on the lives of any of the current and former officers of the Seller or the Seller's Bank which are maintained by the Seller or the Seller's Bank or which are otherwise included as assets on the books of the Seller or the Seller's Bank (i) are, or will at the Effective Time be, owned by the Seller or the Seller's Bank, free and clear of any claims thereon by the officers or members of their families, except with respect to the death benefits thereunder, as to which the Seller and the Seller's Bank agree that there will not be an amendment prior to the Effective Time without the consent of the Buyer, and (ii) are accounted for properly as assets on the books of the Seller or the Seller's Bank, as applicable, in accordance with GAAP in all material respects. None of the Seller, the Seller's Bank or the Seller's Subsidiaries has any material liability for unpaid premiums or premium adjustments not properly reflected on the Seller's consolidated financial statements described in Section 4.09 and
Section 7.08.

      4.21. Environmental Matters. Each of the Seller, the Seller's Bank and the Seller's Subsidiaries and, to the knowledge of the Seller, makes the following representations without independent investigation for the purposes of this
Agreement:

         (a) The Participation Facilities and the Loan Properties (each defined below), are, and have been, in material compliance with all applicable environmental laws and with all rules, regulations, standards and requirements of the United States Environmental Protection Agency (the "EPA") and of state and local agencies with jurisdiction over pollution or protection of the environment.

         (b) There is no suit, claim, action or proceeding pending or, to the knowledge of the Seller, threatened, before the EPA or any other Governmental Entity or other forum in which the Seller, the Seller's Bank or any of the Seller's Subsidiaries or any Participation Facility has been or, with respect to threatened proceedings, may be, named as a defendant, responsible party or potentially responsible party (i) for alleged noncompliance (including by any predecessor), with any environmental law, rule, regulation, standard or requirement or (ii) relating to the release into or presence in the Environment (as defined below) of any Hazardous Materials (as defined below) or Oil (as defined below) whether or not occurring at or on a site owned, leased or operated by the Seller, the Seller's Bank or any of the Seller's Subsidiaries or any Participation Facility except as have not been or are not reasonably likely to be, either individually or in the aggregate, material.

         (c) To the knowledge of the Seller, the Seller's Bank and the Seller's Subsidiaries, there is no suit, claim, action or proceeding pending or threatened, before the EPA or any other Governmental Entity or other forum in which any Loan Property has been or, with respect to threatened proceedings, may be, named as a defendant, responsible party or potentially responsible party (i) for alleged noncompliance (including by any predecessor) with any environmental law, rule, regulation, standard or requirement or (ii) relating to the release into or presence in the Environment of any Hazardous Material or Oil whether or not occurring at or on a site owned, leased or operated by a Loan Property, except where such noncompliance or release has not been or is not reasonably likely to be, either individually or in the aggregate, material.

         (d) None of the Seller, the Seller's Bank, any of the Seller's Subsidiaries, nor to their knowledge any Participation Facility or any Loan Property, has received any notice regarding a matter on which a suit, claim, action or proceeding as described in subsection (b) or (c) of this Section 4.21 could reasonably be based. No facts or circumstances have come to the Seller's attention which have caused it to believe that a material suit, claim, action or proceeding as described in subsection (b) or (c) of this Section 4.21 could reasonably be expected to occur.

         (e) During the period of (i) the Seller's, the Seller's Bank's or any of the Seller's Subsidiaries' ownership or operation of any of their respective current properties, (ii) the Seller's, the Seller's Bank's or any of the Seller's Subsidiaries' participation in the management of any Participation Facility, or (iii) the Seller's, the Seller's Bank's or any of the Seller's Subsidiaries' holding of a security interest in a Loan Property, there has been no release or presence in the Environment of Hazardous Material or Oil in, on, under or affecting such property or, to the knowledge of the Seller, such Participation Facility or Loan Property, except where such release or presence is not or is not reasonably like to be, either individually or in the aggregate, material. To the knowledge of the Seller, prior to the period of (x) the

Seller's, the Seller's Bank's or any of the Seller's Subsidiaries' ownership or operation of any of their respective current properties or any previously owned or operated properties, (y) the Seller's, the Seller's Bank's or any of the Seller's Subsidiaries' participation in the management of any Participation Facility, or (z) the Seller's, the Seller's Bank's or any of the Seller's Subsidiaries' holding of a security interest in a Loan Property, there was no release or presence of Hazardous Material or Oil in, on, under or affecting any such property, Participation Facility or Loan Property, except where such release or presence is not or is not reasonably likely to be, either individually or in the aggregate, material.

         (f) The following  definitions apply for purposes of this Section 4.21:
(i) "Loan Property" means any property in which the Seller, the Seller's Bank or any of the Seller's Subsidiaries holds a security interest, and, where required by the context, said term means the owner or operator of such property; (ii) "Participation Facility" means any facility in which the Seller, the Seller's Bank or any of the Seller's Subsidiaries participates or has participated in the management and, where required by the context, said term means the owner or operator of such property; (iii) "Hazardous Material" means any pollutant, contaminant, or hazardous substance or hazardous material as defined in or pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.9601 et seq., or any other federal, state, or local environmental law, regulation, or requirement; (iv) "Oil" means oil or petroleum of any kind or origin or in any form, as defined in or pursuant to the Federal Clean Water Act, 33 U.S.C. ss. 1251 et seq., or any other federal, state, or local environmental law, regulation, or requirement; and (v) "Environment" means any soil, surface waters, groundwaters, stream sediments, surface or subsurface strata, and ambient air, and any other environmental medium.

      4.22. Intellectual Property. The Seller, the Seller's Bank and each of the Seller's Subsidiaries owns or possesses valid and binding licenses and other rights to use without payment of any material amount all material patents, copyrights, trade secrets, trade names, service marks and trademarks used in its businesses, and none of the Seller, the Seller's Bank or any of the Seller's Subsidiaries has received any notice of conflict with respect thereto that asserts the right of others. The Seller, the Seller's Bank and each of the Seller's Subsidiaries have performed in all material respects all the obligations required to be performed by them and are not in default under any contract, agreement, arrangement or commitment relating to any of the foregoing.

      4.23. Fiduciary Accounts. The Seller, the Seller's Bank and the Seller's Subsidiaries each has properly administered in all material respects all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable law. The Seller, the Seller's Bank and the Seller's Subsidiaries have maintained adequate and complete books and records concerning all fiduciary accounts for at least seven years prior to the date hereof or such longer period as may be required by applicable law. None of the Seller, the Seller's Bank, the Seller's Subsidiaries or their respective officers, directors or employees has committed any breach of trust with respect to any fiduciary account. The accountings for each such fiduciary account are true and correct in all material respects and accurately reflects the assets of such fiduciary account.

      4.24. Agreements with Bank Regulators. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Bank Regulator which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its loan loss allowances or reserves, its credit policies or its management, nor has the Seller, the Seller's Bank or any Subsidiary been informed by any Bank Regulator that it is contemplating issuing or requesting any such order, directive, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission. None of the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party to any agreement or arrangement entered into in connection with the consummation of a federally assisted acquisition of a depository institution pursuant to which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is entitled to receive financial assistance or indemnification from any governmental agency.

      4.25. Material Interests of Certain Persons. No officer or director of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) of any such officer or director, has any material interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of the Seller, the Seller's Bank or any of the Seller's Subsidiaries that would be required to be disclosed in a proxy statement to stockholders under Regulation 14A of the Exchange Act.

      4.26. Brokers' Fees; Opinions. No broker, finder or investment banker, other than Sandler, O'Neill & Partners, L.P. (the "Investment Banker"), is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or the Stock Option Agreement based upon arrangements made by or on behalf of the Seller. The fee payable to the Investment Banker in connection with the transactions contemplated by this Agreement is as described in an engagement letter between the Seller and the Investment Banker, a true and complete copy of which has heretofore been furnished to the Buyer. The Seller has previously received the opinion of the Investment Banker to the effect that, as of the date of such opinion, the Merger Consideration to be received by the stockholders of the Seller pursuant to the Merger is fair, from a financial point of view, to such stockholders, and such opinion has not been amended or rescinded as of the date of this Agreement.

      4.27. Proxy Statement. The information contained in the proxy statement to be sent to the stockholders of the Seller in connection with the Stockholders' Meeting (the "Proxy Statement") will not, on the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Seller or at the time of the Stockholders' Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders' Meeting which shall have become false or misleading. Notwithstanding the foregoing, the Seller makes no representation or warranty with respect to any information to be supplied by the Buyer which is contained in any of the foregoing documents. The Proxy Statement will comply in all material respects as to form and content with the requirements of the Exchange Act and the rules and regulations thereunder.

      4.28. Seller Information. The information supplied by the Seller or the Seller's Bank for inclusion in the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

      4.29. State Takeover Laws. The Board of Directors of the Seller has approved the transactions contemplated by this Agreement and the Stock Option Agreement and taken all other requisite action such that the provisions of Ch. 110F of the Massachusetts General Laws and applicable provisions of the DGCL and the provisions of the Seller's Corporate Charter relating to special voting requirements for certain business combinations will not apply to this Agreement or the Stock Option Agreement or any of the transactions contemplated hereby or thereby.

      4.30. Disclosure. No representation or warranty contained in this Agreement, and no statement contained in any Schedule, certificate, list or other writing furnished to the Buyer pursuant to the provisions hereof, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. No information believed by the Seller to be material to the Merger and which is necessary to make the representations and warranties herein contained, taken as a whole, not misleading, to the knowledge of the Seller, has been withheld from, or has not been delivered in writing to, the Buyer.

             Article V. REPRESENTATIONS AND WARRANTIES OF THE BUYER

          The Buyer hereby represents and warrants to the Seller that:

      5.01. Corporate Organization. The Buyer is a corporation, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and a bank holding company registered with the FRB under the Bank Holding Company Act of 1956, as amended. Compass Bank is a savings bank and wholly-owned (except for directors qualifying shares) subsidiary of the Buyer (the "Buyer's Bank") duly organized and validly existing under the laws of The Commonwealth of Massachusetts. The deposit accounts of the Buyer's Bank are insured by the FDIC to the fullest extent permitted by law and all premiums and assessments required in connection therewith have been paid by the Buyer's Bank. The Buyer and the Buyer's Bank each has the requisite power and authority and all necessary governmental approvals to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and be in good standing would not, either individually or in the aggregate, have a Material Adverse Effect.

      5.02. Authority. The Buyer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of the Buyer (the "Buyer Board"). This

Agreement has been duly and validly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

      5.03. No Conflict. Neither the execution, delivery and performance of this Agreement by the Buyer, nor the consummation by the Buyer of the transactions contemplated hereby, nor compliance by the Buyer with any of the terms or provisions hereof, will (i) conflict with, violate or result in a breach of any provision of the Corporate Charter or By-Laws of the Buyer or the articles of organization or by-laws of the Buyer's Bank, (ii) conflict with, violate or result in a breach of any statute, code, ordinance, rule, regulation, order, writ, judgment, injunction or decree applicable to the Buyer or the Buyer's Bank, or by which any property or asset of the Buyer or the Buyer's Bank is bound or affected, or (iii) conflict with, violate or result in a breach of any provisions of or the loss of any benefit under, constitute a default (or an event, which, with notice or lapse of time, or both, would constitute a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien, pledge, security interest, charge or other encumbrance on any property or asset of the Buyer or the Buyer's Bank pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Buyer or the Buyer's Bank is a party, or by which the Buyer or the Buyer's Bank is bound or affected, except, in the case of clause (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which would not, either individually or in the aggregate, have a Material Adverse Effect.

5.04. Consents and Approvals. The execution, delivery and performance of this Agreement by the Buyer does not require any consent, approval, authorization or permit of, or filing with or notification to any Governmental Entity or with any third party, except (i) for the applicable requirements, if any, of the Exchange Act, state takeover laws, and filing and recordation of appropriate merger documents as required by the laws of the Commonwealth of Massachusetts and the State of Delaware, (ii) for consents and approvals of or filings, registrations or negotiations with the FRB, the FDIC, the BBI, and the Massachusetts Housing Partnership Fund, (iii) the filings required by this Agreement and (iv) where failure to obtain any such consent, approval, authorization or permit, or to make any such filing or notification, would not prevent or significantly delay consummation of the Merger or otherwise prevent the Buyer from performing its obligations under this Agreement, or would not, either individually or in the aggregate, have a Material Adverse Effect. The Buyer is not aware of any reason why the approvals, consents and waivers of Governmental Entities referred to herein and in Section 8.01(b) should not be obtained.

5.05. Compliance. The Buyer and the Buyer's Bank hold, and have at all times within the last six years, held, all material licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to all, and have complied with and are not in conflict with, or in default or violation of, (a) any statute, code, ordinance, law, rule, regulation, order, writ, judgment, injunction or decree, published policies and guidelines of any Governmental Entity, applicable to the Buyer or the Buyer's Bank or by which any property or asset of the Buyer or the Buyer's Bank is bound or affected or (b) any note, bond, mortgage, indenture, deed of trust, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Buyer or the Buyer's Bank is a party or by which the Buyer or the Buyer's Bank or any property or asset of the Buyer or the Buyer's Bank is bound or affected, except for any such non-compliance, conflicts, defaults or violations that would not, either individually or in the aggregate, have a Material Adverse Effect; and neither the Buyer nor the Buyer's Bank knows of, or has received notice of, any violation of any of the above. Without limiting the generality of the foregoing, neither the Buyer nor the Buyer's Bank has been advised of the existence of any facts or circumstances which would cause the Buyer's Bank to be deemed not to be in satisfactory compliance with the Community Reinvestment Act of 1977, as amended, and the regulations promulgated thereunder.

      5.06. Financial Statements. The Buyer has previously made available to the Seller copies of (i) the consolidated balance sheets of the Buyer and its subsidiaries as of December 31 for the fiscal years 1998 and 1999 and the related consolidated statements of income, changes in shareholders' equity and cash flows for the fiscal years 1997 through 1999, inclusive, as reported in the Buyer's 1999 Annual Report on Form 10-K, and (ii) the unaudited consolidated financial statements of the Buyer and its subsidiaries as of March 31, 2000 and March 31, 1999 as reported on the Buyer's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, and the related unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the three month period then ended. The December 31, 1999 consolidated balance sheet of the Buyer (including the related notes, where applicable) fairly presents in all material respects the consolidated financial position of the Buyer and its subsidiaries as of the date thereof, and the other financial statements referred to in this
Section 5.06 (including the related notes where applicable) fairly present in all material respects, (subject, in the case of the unaudited statements, to audit adjustments normal in nature and amount and the addition of customary notes) in all material respects, the results of the consolidated operations and changes in shareholders' equity and consolidated financial position of the Buyer for the respective fiscal periods or as of the respective dates therein set forth and each of such statements (including the related notes, where applicable) has been prepared in accordance with GAAP consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act.

5.07. Absence of Litigation. Neither the Buyer nor any of its subsidiaries is a party to any, and there are no pending, or to the knowledge of the Buyer, threatened legal, administrative, arbitral or other claims, actions, proceedings or investigations of any nature, against the Buyer or any of its subsidiaries or any property or asset of the Buyer or any of its subsidiaries, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, which, either individually or in the aggregate, would have a Material Adverse Effect and no facts or circumstances have come to the Buyer's attention which have caused it to believe that a material claim, action, proceeding or investigation against or affecting the Buyer or any of its subsidiaries could reasonably be expected to occur. Neither the Buyer nor its subsidiaries, or any property or asset of the Buyer or any of its subsidiaries, is subject to any order, writ, judgment, injunction, decree, determination or award which restricts its ability to conduct business in any area in which it presently does business or has or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

      5.08. Agreements with Bank Regulators. Neither the Buyer nor the Buyer's Bank is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Bank Regulator which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its loan loss allowances or reserves, its credit policies or its management, nor has the Buyer or the Buyer's Bank been informed by any Bank Regulator that it is contemplating issuing or requesting any such order, directive, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission. Neither the Buyer nor the Buyer's Bank is a party to any agreement or arrangement entered into in connection with the consummation of a federally assisted acquisition of a depository institution pursuant to which the Buyer or the Buyer's Bank is entitled to receive financial assistance or indemnification from any governmental agency.

5.09. Buyer Information. The information supplied by the Buyer or the Buyer's Bank for inclusion in the Proxy Statement (or any amendments or supplements thereto) will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

5.10. Capital, Financing. On the date hereof, the Buyer is, at a minimum, "adequately capitalized," as such term is defined in the rules and regulations promulgated by the FRB and the FDIC, as the case may be. The Buyer will have available to it sources of capital and financing sufficient to fulfill its cash obligations hereunder.

               Article VI. CONDUCT OF BUSINESS PENDING THE MERGER

      6.01. Covenants of the Seller.

         (a) The Seller covenants and agrees that, except as contemplated by this Agreement, between the date of this Agreement and the Effective Time, unless the Buyer shall otherwise agree in writing, the business of the Seller, the Seller's Bank and the Seller's Subsidiaries shall be conducted only in, and the Seller, the Seller's Bank and the Seller's Subsidiaries shall not take any action except in, the usual, regular and ordinary course of business and in a manner consistent with prudent banking practice and generally to conduct their business in substantially the same way as heretofore conducted, and without limiting the foregoing, to continue to operate in the same geographic markets serving the same market segments and without significant increase in the rate of growth of the Seller's, the Seller's Bank's or the Seller's Subsidiaries' loan portfolio. The Seller shall use its reasonable best efforts to preserve substantially intact the business organization of the Seller, the Seller's Bank and the Seller's Subsidiaries, to keep available the present services of the officers, employees and consultants of the Seller, the Seller's Bank and the Seller's Subsidiaries and to preserve the current relationships and goodwill of the Seller, the Seller's Bank and the Seller's Subsidiaries with customers, suppliers and other persons with which the Seller, the Seller's Bank or any of the Seller's Subsidiaries have business relationships, including without limitation, implementing a deposit retention program in furtherance thereof.

         (b) By way of amplification and not limitation of clause (a) above, except as contemplated by this Agreement and the Stock Option Agreement, the Seller shall not, nor shall the Seller permit the Seller's Bank or any of the Seller's Subsidiaries, between the date of this Agreement and the Effective Time, directly or indirectly to do, or publicly announce an intention to do, any

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

of the following without the prior written consent of the Buyer through its representative, its Chief Executive Officer (which consent shall not be unreasonably withheld):

            (i) amend or otherwise change its Corporate Charter or By-laws or equivalent organizational documents;

            (ii) issue, deliver, sell, pledge, dispose of, grant, encumber, or authorize the issuance, delivery, sale, pledge, disposition, grant or encumbrance of, any shares of capital stock of any class of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or enter into any agreement with respect to any of the foregoing;

            (iii) split, combine or reclassify any shares of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except upon the exercise or fulfillment of rights or options issued or existing pursuant to employee benefit plans, programs or arrangements, all to the extent outstanding and in existence on the date of this Agreement;

            (iv) repurchase, redeem or otherwise acquire any shares of the capital stock of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or any securities convertible into or exercisable for any shares of the capital stock of the Seller, the Seller's Bank or any of the Seller's Subsidiaries;

            (v) enter into any new line of business or materially expand the business currently conducted by the Seller, the Seller's Bank and the Seller's Subsidiaries or file any application to relocate or terminate the operations of any banking office of the Seller's Bank;

            (vi) acquire or agree to acquire, by merging or consolidating with, or by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, other business organization or any division thereof or any material amount of assets;

            (vii) except for advances from the Federal Home Loan Bank in an amount not to exceed $90 million outstanding at any one time, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any individual, corporation or other entity, or make any loan or advance, other than in the ordinary course of business consistent with past practice;

            (viii) authorize any single capital expenditure which is in excess of $25,000 or capital expenditures which are, in the aggregate, in excess of $50,000 for the Seller, the Seller's Bank and the Seller's Subsidiaries taken as a whole, except for written contractual commitments entered into prior to the date of this Agreement as disclosed in the Seller Disclosure Schedule;

            (ix) (A) except as required by applicable law, (x) adopt, amend, renew or terminate any plan or any agreement, arrangement, plan or policy between the Seller, the Seller's Bank or any of the Seller's Subsidiaries and one or more of its current or former directors, officers or employees, or (y) increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan or agreement as in effect as of the date hereof (including, without limitation, the granting of stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares); or (B) enter into, modify or renew any employment, severance or other agreement with any director, officer or employee of the Seller, the Seller's Bank or any of the Seller's Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement providing for any benefit to any director, officer or employee;

            (x) take any action with respect to accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by the Seller's independent accountants;

            (xi) make any tax election or settle or compromise any federal, state, local or foreign tax liability;

            (xii) pay, discharge or satisfy any claim, liability or obligation, other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice;

            (xiii) make any new or additional equity investment or commitment to make such an investment in real estate or in any real estate development project, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings in the ordinary course of business consistent with past practice;

            (xiv) sell any securities in its investment portfolio, except in the ordinary course of business, or engage in transactions in or involving forwards, futures, options on futures, swaps or similar derivative instruments;

            (xv) sell, lease, encumber, assign or otherwise dispose of, or agree to sell, lease, encumber, assign or otherwise dispose of, any of its material assets, properties or other rights or agreements or purchase or sell any loans in bulk;

            (xvi) take any action that is intended or reasonably can be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or any of the conditions to the consummation of the Merger and the other transactions contemplated by this Agreement set forth in Article VIII not being satisfied in any material respect, or in any material violation of any provision of this Agreement or the Stock Option Agreement, except, in every case, as may be required by applicable law;

            (xvii) commit any act or omission which constitutes a material breach or default by the Seller, the Seller's Bank or any of the Seller's Subsidiaries under any Regulatory Agreement or under any material contract or material license to which any of them is a party or by which any of them or their respective properties is bound;

            (xviii) foreclose upon or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose upon any commercial real estate if such environmental assessment indicates the presence of Hazardous Material in amounts which, if such foreclosure were to occur, would be material;

            (xix) enter into or renew, amend or terminate, or give notice of a proposed renewal, amendment or termination of or make any commitment with respect to, (A) any contract, agreement or lease for office space, operations space or branch space to which the Seller, the Seller's Bank or any of the Seller's Subsidiaries is a party or by which the Seller, the Seller's Bank or any of the Seller's Subsidiaries or its respective properties is bound; (B) any lease, contract or agreement other than in the ordinary course of business consistent with past practice including renewals of leases to existing tenants of the Seller, the Seller's Bank or any Subsidiary; (C) regardless of whether consistent with past practices, any lease, contract, agreement or commitment, other than Loans, involving an aggregate payment by or to the Seller, the Seller's Bank or any of the Seller's Subsidiaries of more than $50,000 or requiring performance by the Seller, the Seller's Bank or any of the Seller's Subsidiaries of any obligations at any time more than one year after the time of execution;

            (xx) change in any material respect its loan policies or procedures, except as required by regulatory authorities; or

            (xxi) agree to do any of the foregoing.

      6.02. Certain Changes and Adjustments. Prior to the Closing (as defined in
Section 10.01 hereof), the Buyer and the Seller shall consult and cooperate with each other concerning the Seller's Bank's loan, litigation and real estate valuation policies and practices (including loan classifications and levels of reserves) to reflect Buyer's plans with respect to the conduct of the Seller's Bank's business following the Merger; provided, however, that the Seller and the Seller's Bank shall not be obligated to take any action pursuant to this Section which is inconsistent with GAAP and unless and until the Buyer acknowledges, and the Seller and the Seller's Bank are satisfied, that all conditions to Seller's obligation to consummate the Merger have been satisfied. No action taken by the Seller or the Seller's Bank pursuant to this Section or the consequences resulting therefrom shall be deemed to be a breach of any representation, warranty, agreement or covenant herein or constitute a Material Adverse Effect.

      6.03. Payment of Dividends. During the period from the date of this Agreement and continuing through December 31, 2000, the Seller shall not make any distribution (by way of dividend or otherwise) with respect to its capital stock. During the period from January 1, 2000 through the Effective Time, the Seller shall not make any distribution (by way of dividend or otherwise) with respect to its capital stock except for the declaration and payment of regular quarterly dividends in February and May, each in the amount of $0.25 per share of Common Stock. The Seller represents that during calendar year 2000 the only distributions it has made or declared with respect to its capital stock are two regular dividends, each in the amount of $0.25 per share of Common Stock.

      6.04. Covenant of the Buyer. During the period from the date of this Agreement and continuing until the Effective Time, the Buyer shall not, and shall not permit any of its subsidiaries to, take any action that is intended or which reasonably can be expected to result in any of its representations and warranties set forth in this Agreement being untrue in any material respect, or in any of the conditions to the Merger or other transactions contemplated in this Agreement as set forth in Article VIII not being satisfied in any material respect, or in a material violation of any provision of this Agreement or the Stock Option Agreement, except, in every case, as may be required by applicable law.

         Article VII. ADDITIONAL AGREEMENTS

      7.01. Regulatory Matters.

         (a) The Seller shall promptly prepare and file with the SEC the Proxy Statement. The Seller shall make the draft Proxy Statement available to the Buyer for review promptly after preparation thereof, and shall respond to all of the Buyer's comments and suggestions for revisions to such Proxy Statement. Promptly after completion of the Proxy Statement, the Seller shall mail the Proxy Statement to its shareholders.

         (b) The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including without limitation the Merger). The Seller and the Buyer shall have the right to review in advance, and to the extent practicable each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to the Seller or the Buyer, as the case may be, and any of their respective subsidiaries, which appear in any filing made with or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein. Each of the Buyer and the Seller represents and warrants to the other that it is not aware of any reason why the approvals, consents and waivers of Governmental Entities referred to herein and in Section 4.06 and
Section 5.04 should not be obtained.

         (c) The Buyer and the Seller shall, upon request, furnish each other with all information concerning themselves, their respective subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Buyer, the Seller or any of their respective subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated hereby.

         (d) The Buyer and the Seller shall promptly furnish each other with copies of written communications received by the Buyer or the Seller, as the case may be, or any of their respective subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

      7.02. Access to Information.

         (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, the Seller shall, and shall cause the Seller's Bank and each of the Seller's Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the Buyer, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, the Seller shall, and shall cause the Seller's Bank and the Seller's Subsidiaries to, make available to the Buyer all other information concerning its business, properties and personnel as the Buyer may reasonably request (other than information which the Seller is not permitted to disclose under applicable law). Neither the Seller nor the Seller's Bank nor any of the Seller's Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of the Seller's, the Seller's Bank's or the Seller's Subsidiaries' customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

         (b) Without limiting the generality of the foregoing, the Seller shall cooperate with the Buyer in compiling the following with respect to each of the Seller, the Seller's Bank and each Subsidiary (or, in the case of clause (B) below, with respect to the Seller's Bank and each Subsidiary) as of the most recent practicable date (as well as on an estimated pro forma basis as of the Effective Date giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Seller, the Seller's Bank and each Subsidiary in its assets; (B) the basis of the stockholder(s) of the Seller's Bank and each Subsidiary in its stock, or the amount of any excess loss account (as defined in Treasury Regulations Section 1.1502-19); (C) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Seller, the Seller's Bank and any Subsidiary; and (D) the amount of any deferred gain or loss allocable to the Seller, the Seller's Bank or any Subsidiary arising out of any deferred intercompany transaction (as defined in Treasury Regulations
Section 1.1502-13).

         (c) All information furnished by the Seller to the Buyer or its representatives pursuant hereto shall be treated as the sole property of the Seller and, if the Merger shall not occur, the Buyer and its representatives shall return to the Seller or destroy all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information. The Buyer shall, and shall use its reasonable efforts to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue from the date the proposed Merger is abandoned and shall not apply to (i) any information which (x) was already in the Buyer's possession prior to the disclosure thereof by the Seller; (y) was then generally known to the public; or (z) was disclosed to the Buyer by a third party not bound by an obligation of confidentiality or (ii) disclosures made as required by law. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder the Buyer is nonetheless, in the opinion of its counsel, compelled to disclose information concerning the Seller to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, the Buyer may disclose such information to such tribunal or governmental body or agency without liability hereunder.

         (d) Upon reasonable notice and subject to applicable laws relating to the exchange of information, Buyer shall, and shall cause the Buyer's Bank and its subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the Seller and the Seller's Bank, access, during normal business hours during the period prior to the Effective Time, to such information regarding the Buyer and its subsidiaries as shall be reasonably necessary for the Seller to fulfill its obligations pursuant to this Agreement to prepare the Proxy Statement or which may be reasonably necessary for the Seller to confirm that the representations and warranties of the Buyer contained herein are true and correct and that the covenants of the Buyer contained herein have been performed in all material respects. Neither the Buyer nor any of its subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of the Buyer's customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

         (e) All information furnished by the Buyer to the Seller or its representatives pursuant hereto shall be treated as the sole property of the Buyer and, if the Merger shall not occur, the Seller and its representatives shall return to the Buyer or destroy all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information. The Seller shall, and shall use its reasonable efforts to cause its representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue from the date the proposed Merger is abandoned and shall not apply to (i) any information which (x) was already in the Seller's possession prior to the disclosure thereof by the Buyer; (y) was then generally known to the public; or (z) was disclosed to the Seller by a third party not bound by an obligation of confidentiality or (ii) disclosures made as required by law. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder the Seller is nonetheless, in the opinion of its counsel, compelled to disclose information concerning the Buyer to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, the Seller may disclose such information to such tribunal or governmental body or agency without liability hereunder.

         (f) No investigation by any of the parties or their respective representatives shall affect the representations and warranties of the other set forth herein or any condition to the obligations of the parties hereto.

      7.03. Stockholder Meeting. The Seller shall take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders to be held as soon as is reasonably practicable for the purpose of voting upon the approval of this Agreement. The Seller will, through its Board of Directors, recommend to its stockholders approval of this Agreement and the transactions contemplated hereby and such other matters as may be submitted to its stockholders in connection with this Agreement; provided, however, that nothing contained in this Section 7.03 shall prohibit the Seller's Board of Directors from failing to call such a meeting, adjourning such a meeting or failing to make such recommendation or modifying or withdrawing its recommendation, if such Board shall have concluded in good faith with the advice of counsel that such action is required to prevent such Board from breaching its fiduciary duties to the stockholders of the Seller.

      7.04. Legal Conditions to Merger. Each of the Buyer and the Seller shall, and shall cause each of its subsidiaries to, use its reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VIII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by the Seller or the Buyer or any of their respective subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement.

      7.05. No Solicitation. The Seller shall not and shall cause the Seller's Bank and the Seller's Subsidiaries to not, directly or indirectly, through any officer, director, agent or otherwise, solicit or initiate the submission of any proposal or offer from any person relating to any acquisition or purchase of all or (other than in the ordinary course of business) any material portion of the assets of, or any equity interest in, the Seller, the Seller's Bank or the Seller's Subsidiaries or any business combination with the Seller, the Seller's Bank or the Seller's Subsidiaries or, except to the extent determined by the Seller Board, with the advice of its independent counsel, to be required by fiduciary obligations under applicable law, participate in any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate, any effort or attempt by any other person to do or seek any of the foregoing. The Seller immediately shall cease and cause to be terminated and shall cause the Seller's Bank and the Seller's Subsidiaries to cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Seller shall notify the Buyer and cause the Seller's Bank or the Seller's Subsidiaries to notify the Buyer promptly if any such proposal or offer, or any inquiry or contact with any person with respect thereto, is made and shall, in any such notice to the Buyer, indicate in reasonable detail the terms and conditions of such proposal, offer, inquiry or contact. The Seller agrees and shall cause the Seller's Bank and the Seller's Subsidiaries not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Seller, the Seller's Bank or the Seller's Subsidiaries is a party.

      7.06. Employee Benefit Matters.

         (a) Provision of Benefits. As soon as practicable after the Effective Time, the Buyer agrees to provide the employees of the Seller's Bank with types and levels of employee benefits that, in the aggregate, are substantially equivalent to those maintained by the Seller for similarly situated employees.

         (b) New Employment Agreements. The Buyer has prepared employment agreements (commencing as of the Effective Date) to be entered into between Seller's Bank and each of William P. Hourihan, Daniel P. Neath, John M. Sweeney and Levin L. Waters V in the form attached hereto as Exhibit 7.06(b) (the "Employment Agreements"). As of the date of this Agreement the Seller's Bank and the following individuals have entered into Employment Agreements: Messrs Hourihan, Sweeney and Waters. The Seller agrees to cause the Seller's Bank to cause the existing employment agreements ("Existing Employment Agreements") between each of the four foregoing individuals and the Seller's Bank to be terminated by mutual consent and without cost or expense to the Seller's Bank or any party to this Agreement immediately prior to the Effective Time.

         (c) Consultant Agreement. As of the date of this Agreement, the Seller has caused the consulting agreement dated as of May 1, 1998 between the Seller and Karl Meyer ("Existing Consulting Agreement") to be terminated (such termination to be effective as of the Effective Date) by mutual consent and has agreed to make a lump sum payment to Mr. Meyer on the Effective Date in an amount that would not result in the payment of an "excess parachute payment" within the meaning of Section 280G of the Code. Not later than fifteen days after the date of this Agreement Buyer and Mr. Meyer will enter into a mutually acceptable three-year agreement (commencing as of the Effective Date) pursuant to which Mr. Meyer would serve as a consultant with respect to Nantucket Bank ("Consultant Agreement"). Once agreed upon, the Consultant Agreement will be attached hereto as Exhibit 7.06(c).

         (d) Continuation of Plans. Notwithstanding anything to the contrary contained herein, the Buyer shall have sole discretion with respect to the determination as to whether or when to terminate, merge or continue any employee benefit plans and programs of the Seller, the Seller's Bank or any of the Seller's Subsidiaries; provided, however, that the Buyer shall continue to maintain such plans (other than stock based or incentive plans or stock funds in retirement plans) until the Seller Employees are permitted to participate in the Buyer's or its Affiliates' plans. As of the date of this Agreement such Buyer plans provide for employee benefits in the aggregate no less beneficial than those made available by the Seller.

         (e) Parachute Payments. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Seller or any of the Seller's Subsidiaries take any action or make any payments that would result, either individually or in the aggregate, in the payment of an "excess parachute payment" within the meaning of Section 280G of the Code or that would result, either individually or in the aggregate, in payments that would be nondeductible pursuant to Section 162(m) of the Code.

      7.07. Directors' and Officers' Insurance.

         (a) The Buyer shall use its reasonable best efforts to maintain in effect for six years from the Effective Time, if available, the current directors' and officers' liability insurance policy maintained by the Seller (provided that the Buyer may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Effective Time; provided, however, that in no event shall the Buyer be required to expend pursuant to this Section 7.07(a) more than the amount equal to 150% of the current annual amount expended by the Seller to maintain or procure insurance coverage pursuant hereto. In connection with the foregoing, the Seller agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

         (b) The Buyer agrees to indemnify current and former directors or officers of the Seller to the same extent that such directors or officers are entitled to indemnification as of the date of this Agreement under the Seller's Corporate Charter and/or By-laws to the full extent permitted under applicable law for a period of six years from the Effective Time, provided that in the event that any claim is asserted or made by such current or former director or officer within such six year period, the right to indemnification in respect of such claim shall continue until the disposition of such claim. The provisions of this Section 7.07 are specifically for the benefit of those present and former directors and officers entitled to indemnification as of the date of this Agreement under the Seller's By-Laws.

         (c) In the event that the Buyer or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving bank or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Buyer shall assume the obligations set forth in this Section 7.07.

      7.08. Financial and Other Statements. Notwithstanding anything to the contrary in Section 7.02, during the term of this Agreement, the Seller shall provide to the Buyer the following documents and information:

         (a) As soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter ending after the date of this Agreement, the Seller will deliver to the Buyer the Seller Bank's quarterly Call Report as filed with the appropriate Bank Regulator. As soon as reasonably available, but in no event more than 90 days after the end of each fiscal year ending after the date of this Agreement, the Seller will deliver to the Buyer the Seller Bank's consolidated and audited financial statements for the fiscal year then ended.

         (b) Promptly upon receipt thereof, the Seller will furnish to the Buyer copies of all internal control reports submitted to the Seller or the Seller's Bank by independent auditors in connection with each annual, interim or special audit of the books of the Seller or the Seller's Bank made by such auditors.

         (c) As soon as practicable, the Seller and the Seller's Bank will furnish to the Buyer copies of all such financial statements and reports as they shall send to their stockholder(s), the SEC, the Massachusetts Commissioner, the FDIC, the FRB, or any other regulatory authority, to the extent any such reports furnished to any such regulatory authority are not confidential and except as legally prohibited under applicable laws and regulations, and all press releases.

         (d) With reasonable promptness, the Seller and the Seller's Bank will furnish to the Buyer such additional financial data as the Buyer may reasonably request.

      7.09. Further Action. The Buyer and the Seller each shall, and shall cause their subsidiaries to, use reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or its subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VIII hereof, to consummate the transactions contemplated by this Agreement and (b) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party which is required to be obtained by the Seller or the Buyer or any of their respective subsidiaries in connection with the Merger and any of the other transactions contemplated by this Agreement.

      7.10. Public Announcements. Except as otherwise required by law or the rules of NASDAQ, so long as this Agreement is in effect, neither the Buyer nor the Seller shall, or shall they permit any of their subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

      7.11. Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective subsidiaries shall take all such necessary action as may be reasonably requested by the Buyer.

      7.12. Update of Disclosure Schedules. From time to time prior to the Effective Time, the Seller will promptly supplement or amend the Seller Disclosure Schedule to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in the Seller Disclosure Schedule or which is necessary to correct any information in the Seller Disclosure Schedule which has been rendered inaccurate thereby. No supplement or amendment to the Seller Disclosure Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Section 8.02(a) hereof or the compliance by the Seller with the covenants set forth in Article VI and Article VII hereof.

      7.13. Current Information.

         (a) During the period from the date of this Agreement to the Effective Time, the Seller will cause one or more of its designated representatives (i) to confer on a regular and frequent basis (at least monthly) with representatives of Buyer to report on (x) the general status of the ongoing operations of the Seller and the Seller's Bank, (y) the status of, and the action proposed to be taken with respect to, those Loans held by the Seller or the Seller's Bank which, either individually or in combination with one or more other Loans to the same borrower thereunder, have an aggregate original principal amount of

$250,000 or more and are classified or non- performing assets, and (z) the status of, and the action proposed to be taken with respect to, foreclosed property and other real estate owned by the Seller or the Seller's Bank, and
(ii) to cooperate and communicate with respect to the manner in which the business of the Seller and the Seller's Bank is conducted, including but not limited to, the disposition of certain assets after the Effective Time, the type and mix of products and services, personnel matters, branches, the granting of credit, and problem loan management, reserve adequacy, securities investments and accounting. During the period from the date of this Agreement to the Effective Time, the Seller and the Seller's Bank shall provide the Buyer with sufficient information to review new extensions of credit, renewals and restructurings having an original principal amount of $200,000 and information detailing overall asset quality. The Seller shall also ensure that the Seller's Bank allows the Buyer to designate one of its officers to attend the Seller's Bank credit committee meetings and be a non-voting attendee thereof.

         (b) The Seller and the Seller's Bank will promptly notify the Buyer of any material change in the normal course of business or in the operation of the properties of the Seller or the Seller's Bank and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of litigation involving them and will keep the Buyer reasonably informed of such events.

         (c) To the extent not covered by paragraphs (a) and (b) above, the Seller and the Seller's Bank shall give prompt notice to the Buyer, and the Buyer shall give prompt notice to the Seller, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, and (ii) any failure of the Seller, the Seller's Bank or the Buyer, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that the delivery of any notice pursuant to this paragraph (c) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      7.14. Directors of Seller's Bank. As sole stockholder of Seller's Bank immediately following the Effective Time, the Buyer agrees to ensure that the Directors of the Seller's Bank immediately prior to the Effective Time shall be the Directors of the Seller's Bank for a period of one year (or until their term of office expires, whichever is later) following the Effective Time; provided, however, that immediately following the Effective Time, the number of members of the Board of Directors of the Seller's Bank shall be expanded by up to three members and the vacancies so created shall immediately thereafter be filled by a person or persons designated by the Buyer. The Seller and the Buyer agree to cause the Seller's Bank to hold regular meetings of its Board of Directors not more than one time per month. Loan Committee meetings, which shall not be considered meetings of the Board of Directors, may be held as frequently as the Seller's Bank deems appropriate.

      7.15. Voting Agreements. The Seller agrees to cause each of its directors and officers to execute and deliver (individually, and to the extent applicable in their respective capacities as trustee) concurrently with the execution of this Agreement a voting agreement in the form of Exhibit 7.15 hereto.

                     Article VIII. CONDITIONS TO THE MERGER

      8.01. Conditions to Each Party's Obligations to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) Stockholder Approval. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the affirmative vote of the stockholders of the Seller to the extent required by Delaware Law and the Corporate Charter of the Seller;

         (b) Regulatory Approvals. All necessary approvals, authorizations and consents of all Governmental Entities required to consummate the Merger shall have been obtained and remain in full force and effect, and all waiting periods relating to such approvals, authorizations and consents shall have expired or been terminated (all such approvals and the expiration of all such waiting periods being referred to herein as the "Requisite Regulatory Approvals").

         (c) No Orders, Injunctions or Restraints; Illegality. No order, injunction or decree (whether temporary, preliminary or permanent) issued by federal or state governmental authority or other agency or commission or federal or state court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect and no proceeding initiated by any governmental entity seeking an Injunction shall be pending. No statute, rule, regulation, order, injunction or decree (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any federal or state governmental authority or other agency or commission or federal or state court of competent jurisdiction, which prohibits, restricts or makes illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement.

      8.02. Conditions to Obligations of the Buyer. The obligation of the Buyer to effect the Merger is also subject to the satisfaction or waiver by the Buyer at or prior to the Effective Time of the following conditions:

         (a) Representations and Warranties. Each of the representations and warranties of the Seller in this Agreement which is qualified as to materiality shall be true and correct and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, as applicable, and (except to the extent such representations and warranties speak as of an earlier date) as of the Effective Time, it being understood that such representations and warranties shall be deemed to be true and correct in all material respects unless the failure or failures of such representations and warranties to be so true and correct represent, either individually or in the aggregate, a Material Adverse Effect on the Seller, provided, however, that for purposes of determining satisfaction of this condition, no effect shall be given to an exception in such representations and warranties relating to materiality, a Material Adverse Effect or the knowledge of the Seller. The Buyer shall have received a certificate to such effect signed by the Chief Executive Officer and the Chief Financial Officer of the Seller dated as of the Effective Date.

         (b) Agreements and Covenants. The Seller shall have performed in all material respects all obligations and complied in all material respects with all agreements or covenants of the Seller to be performed or complied with by it at or prior to the Effective Date under this Agreement, and the Buyer shall have received a certificate to such effect signed by the Chief Executive Officer and Chief Financial Officer of the Seller dated as of the Effective Date.

         (c) Consents Under Agreements. The consent, approval or waiver of each person (other than Requisite Regulatory Approvals contemplated in Section 7.01(c)) whose consent or approval shall be required in order to permit the succession by the Surviving Corporation pursuant to the Merger to any obligation, right or interest of the Seller or any of its Seller's Subsidiaries under any loan or credit agreement, note mortgage, indenture, lease, license or other agreement or instrument shall have been obtained, and none of such permits, consents, waivers, clearances, approvals and authorizations shall contain any term or condition which would materially impair the value of the Seller to the Buyer.

         (d) No Burdensome Condition. The Seller and the Seller's Subsidiaries shall have resolved all violations, criticisms or exceptions by any Bank Regulator with respect to any Bank Examination; and none of the Requisite Regulatory Approvals shall impose any term, condition or restriction upon the Buyer, the Seller, the Surviving Corporation, or any of their respective subsidiaries that the Buyer reasonably determines would materially impair the value of the Seller to the Buyer or be materially burdensome (a "Burdensome Condition").

         (e) Investment Banker Opinion. The Buyer shall have received a copy of the opinion of the Seller's Investment Banker, dated as of the date of this Agreement, that the Merger Consideration to be received by the stockholders of the Seller pursuant to the Merger is fair to such shareholders from a financial point of view.

         (f) Employment Agreements. The Employment Agreements shall have been executed and delivered by the stipulated parties thereto and be in full force and effect.

         (g) Consultant Agreement. The Consultant Agreement shall have been executed and delivered by the stipulated parties thereto and be in full force and effect.

         (h) Voting Agreements. The Voting Agreements shall have been executed and delivered by the stipulated parties thereto and be in full force and effect.

         (i) Termination of Certain Existing Agreements. The Existing Employment Agreements shall each have been terminated without cost to Seller's Bank or any party to this Agreement, and the Existing Consulting Agreement shall have been terminated in consideration of the payment described in Section 7.06(c).

         (j) Tax Opinion. The Buyer shall have received the opinion of Foley, Hoag & Eliot LLP, dated as of the Effective Date, that the Merger constitutes a tax-free reorganization described in section 368(a)(1) of the Code.

         (k) No Parachute Payments. Neither Seller or any of the Seller's Subsidiaries shall have taken any action or made any payments that would result, either individually or in the aggregate, in the payment of an "excess parachute payment" within the meaning of Section 280G of the Code or that would result, either individually or in the aggregate, in payments that would be nondeductible pursuant to Section 162(m) of the Code.

      8.03. Conditions to Obligations of the Seller. The obligations of the Seller to effect the Merger are also subject to the following conditions:

         (a) Representations and Warranties. Each of the representations and warranties of the Buyer in this Agreement which is qualified as to materiality shall be true and correct and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, as applicable, and (except to the extent such representations and warranties speak as of an earlier date) as of the Effective Date, it being understood that such representations and warranties shall be deemed to be true and correct in all material respects unless the failure or failures of such representations and warranties to be so true and correct represent, either individually or in the aggregate, a Material Adverse Effect on the Seller, provided, however, that for purposes of determining satisfaction of this condition, no effect shall be given to an exception in such representations and warranties relating to materiality, a Material Adverse Effect or the knowledge of the Seller. The Seller shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Buyer to such effect dated as of the Effective Date.

         (b) Agreements and Covenants. The Buyer shall have performed in all material respects all obligations and complied in all material respects with all of the respective agreements or covenants to be performed or complied by such party under this Agreement and the Seller shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Buyer to such effect dated as of the Effective Date.

         (c) Investment Banker Opinion. The Seller shall have received the opinion of the Seller's Investment Bankers, dated as of the date of this Agreement, that the Merger Consideration to be received by the stockholders of the Seller pursuant to the Merger is fair to such shareholders from a financial point of view.

                 Article IX. TERMINATION, AMENDMENT AND WAIVER

      9.01. Termination. This Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated in this Agreement by the stockholders of the Seller:

         (a) by mutual written consent duly authorized by the Boards of Directors of the Buyer and the Seller;

         (b) by either the Buyer or the Seller if (i) the Effective Time shall not have occurred on or before March 31, 2001 or such later date as the parties may have agreed upon in writing (the "Expiration Date"); provided, however, that the right to terminate this Agreement under this Section 9.01(b) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

         (c) by either the Buyer or the Seller (i) ninety days after the date on which any request or application for a regulatory approval required to consummate the Merger shall have been denied or withdrawn at the request or recommendation of the Governmental Entity which must grant such requisite regulatory approval, unless within the ninety day period following such denial or withdrawal a petition for rehearing or an amended application has been filed with such Governmental Entity; provided, however, that no party shall have the right to terminate this Agreement pursuant to this Section 9.01(c) (i) if such denial or request or recommendation for withdrawal shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein or (ii) if any court of competent jurisdiction or other governmental authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

         (d) by either the Buyer or the Seller (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the representations or warranties set forth in this Agreement on the part of the other party, which breach by its nature cannot be cured prior to the Effective Time or within thirty business days following receipt by the breaching party of written notice of such breach from the other party hereto (for purposes of this Section 9.01(d) a material breach shall be deemed to be a breach which has, either individually or in the aggregate, a Material Adverse Effect on the party making such representations or warranties or on the business, operations, financial condition, property or assets of the combined enterprise or which materially adversely affects consummation of the Merger and the other transactions contemplated hereby, provided, however, that no effect shall be given to any qualification relating to materiality, a Material Adverse Effect or knowledge in such representations and warranties);

         (e) by either the Buyer or the Seller (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of the other party, which breach shall not have been cured within thirty business days following receipt by the breaching party of written notice of such breach from the other party hereto (for purposes of this Section 9.01(e) a material breach shall be deemed to be a failure which has, either individually or in the aggregate, a Material Adverse Effect on the party so failing or on the business, operations, financial condition, property or assets of the combined enterprise or which materially and adversely affects consummation of the Merger and the other transactions contemplated hereby, provided, however, that no effect shall be given to any qualification relating to materiality in any such covenant);

         (f) by either the Buyer or the Seller (provided, that if the terminating party is the Seller, the Seller shall not be in material breach of any of its obligations under Section 7.03) if any approval of the stockholders of the Seller required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment or postponement thereof, or by the Buyer, if such meeting of stockholders shall not have been held or shall have been canceled prior to the Expiration Date; or

         (g) by the Buyer, if the Seller Board shall not have publicly recommended to the stockholders of the Seller that such stockholders vote in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby or shall have withdrawn or modified such recommendation in a manner adverse to the Buyer.

      9.02. Effect of Termination; Expenses.

         (a) In the  event of the  termination  of this  Agreement  pursuant  to
Section 9.01, this Agreement shall forthwith become void (except as set forth in Section 10.03), and there shall be no liability on the part of any party hereto, except (i) each party shall remain liable in any action at law or otherwise for any liabilities or damages arising out of its gross negligence or willful breach of any provision of this Agreement, (ii) as otherwise provided in this Section 9.02, and (iii) as provided in Section 9.03 and Section 9.04.

         (b) If this Agreement is terminated as a result of any breach of a representation, warranty, covenant or other agreement which is caused by the gross negligence or willful breach of a party hereto, such party shall be liable to the other party for all out-of-pocket costs and expenses (but in no event in an amount in excess of $500,000), including, without limitation, the reasonable fees and expenses of lawyers, accountants and investment bankers, incurred by such other party in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder ("Expenses"). The payment of Expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto at law or in equity.

         (c) Except as  otherwise  provided in this  Section  9.02 or in Section
9.03 or Section 9.04, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses, whether or not any of the transactions contemplated by this Agreement is consummated.

      9.03. Seller Special Payment.

         (a) Payment Amount. As a condition of the Buyer's willingness, and in order to induce the Buyer, to enter into this Agreement and to reimburse the Buyer for incurring the damages, costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, the Seller will make a cash payment to the Buyer, as liquidated damages and in lieu of any other rights or remedies under this Agreement, in the amount of $3,500,000 (the "Seller Special Payment") if and only if:

            (i) (x) the Buyer or the Seller has terminated this Agreement pursuant to Section 9.01(f), or (y) the Buyer has terminated this Agreement pursuant to Section 9.01(g), and the events described in clause (A) or (B), below, shall have taken place:

              (A) within twelve months of any such termination or other event specified in (i) above, (a) the Seller or the Seller's Bank shall have entered into an agreement to engage in an Acquisition Transaction (as defined in Section 1.01(b)) with any person other than the Buyer or any affiliate of the Buyer or (b) the Seller Board or any committee thereof shall have authorized, approved, recommended, publicly proposed or failed to publicly oppose an Acquisition Transaction or recommended that stockholders of the Seller authorize, approve or accept any Acquisition Transaction with any person other than the Buyer or any affiliate of the Buyer, or

              (B) at the time of such termination or event giving rise to such termination, it shall have been publicly announced that any person (other than the Buyer or any affiliate of the Buyer) shall have (a) made, or disclosed an intention to make, a bona fide offer to engage in an Acquisition Transaction, or (b) filed an application (or given a notice), whether in draft or final form, under the BHC Act or the Change in Bank Control Act of 1978, for approval to engage in an Acquisition Transaction;

         or

            (ii) the Buyer has terminated this Agreement pursuant to Section 9.01(d) or Section 9.01(e) and the breach of the representation, warranty, covenant or agreement under Section 9.01(d) or Section 9.01(e) was caused by the willful conduct or gross negligence of the Seller.

         (b) Payment Required. Any payment required under this Section 9.03 will be (i) payable by the Seller to the Buyer (by wire transfer of immediately available funds to an account designated by the Buyer) within five business days after demand by the Buyer and (ii) net of any other payments made by the Seller to the Buyer pursuant to the provisions of Section 9.02(b). In the event of a termination under circumstances that would trigger a payment under this Section 9.03, any standstill provisions contained in the Confidentiality Agreement shall terminate.

         (c) Exclusivity of Remedy. Notwithstanding anything to the contrary set forth in this Agreement, if the Seller pays or causes to be paid to the Buyer the Seller Special Payment, neither the Seller nor any affiliate will have any further obligations or liabilities to the Buyer or the Buyer Bank or any other person with respect to this Agreement or the transactions contemplated by this Agreement, it being understood, however, that payment of the Seller Special Payment shall not have any effect on the respective rights and obligations of the parties pursuant to the Stock Option Agreement.

      9.04. Buyer Special Payment.

         (a) Payment Amount. As a condition of the Seller's willingness to, and in order to induce the Seller to, enter into this Agreement, and to reimburse the Seller for incurring the damages, costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, the Buyer hereby agrees to pay to the Seller, as liquidated damages and in lieu of any other rights or remedies under this Agreement, a cash payment in the amount of $3,500,000 (the "Buyer Special Payment") if and only if the Seller has terminated this Agreement in accordance with Section 9.01(d) or
Section 9.01(e) and the breach of the representation, warranty, covenant or agreement under Section 9.01(d) or Section 9.01(e) was caused by the willful conduct or gross negligence of the Buyer.

         (b)  Payments  Required.  Any  payment  required  to be made under this
Section 9.04 shall be (i) paid by the Buyer to the Seller by wire transfer of immediately available funds to an account designated by the Seller within five business days after demand by the Seller and (ii) net of any other payments made by the Buyer to the Seller pursuant to the provisions of Section 9.02(b).

         (c) Exclusivity of Remedy. Notwithstanding anything to the contrary set forth in this Agreement, if the Buyer pays or causes to be paid to the Seller the Buyer Special Payment, neither the Buyer nor any affiliate will have any further obligations or liabilities to the Seller or the Seller Bank or any other person with respect to this Agreement or the transactions contemplated by this Agreement, it being understood, however, that payment of the Buyer Special Payment shall not have any effect on the respective rights and obligations of the parties pursuant to the Stock Option Agreement.

      9.05. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after the approval and adoption of this Agreement and the transactions contemplated hereby, no amendment may be made which would reduce the amount or change the type of consideration into which each share of Seller Common Stock shall be converted upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

      9.06. Waiver. At any time prior to the Effective Time, any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and
(iii) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the approval and adoption of this Agreement and the approval of the transactions contemplated hereby by the stockholders of the Seller there may not be, without further approval of such stockholders, any extension or waiver of this Agreement or any portion thereof which would reduce the amount or change the form of the consideration into which each Share shall be converted upon consummation of the Merger delivered to the Seller's stockholders hereunder other than as contemplated by this Agreement. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                          Article X. GENERAL PROVISIONS

      10.01. Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") will take place at 9:00 a.m. on a date to be specified by the parties, within ten business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Section 8.01 (the "Closing Date"), at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, unless another time, date or place is agreed to in writing by the parties hereto.

      10.02. Alternative Structure. Notwithstanding anything to the contrary contained in this Agreement, prior to the Effective Time, the Buyer shall be entitled to revise the structure of the Merger and the other transactions contemplated hereby and thereby, provided that (i) there are no material adverse federal or state income tax consequences to the Seller and its stockholders as a result of the modification; (ii) the consideration to be paid to the holders of shares of Seller Common Stock under this Agreement is not thereby changed in kind or reduced in amount; (iii) there are no material adverse changes to the benefits and other arrangements provided to or on behalf of the Seller's directors, officers and other employees; and (iv) such modification will not be likely to delay materially or jeopardize receipt of any required regulatory approvals or other consents and approvals relating to the consummation of the Merger. This Agreement and any related documents shall be appropriately amended in order to reflect any such revised structure.

      10.03. Non-Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 9.01, as the case may be, except that the agreements set forth in Article II and
Article III and Sections 7.06, Section 7.07 and Section 7.14 shall survive the Effective Time indefinitely and those set forth in Sections 7.02(c) and in
Section 7.02(e), Article IX and Article X hereof shall survive termination indefinitely.

      10.04. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.04):

         if to the Buyer:

         Seacoast Financial Services Corporation
         One Compass Place
         New Bedford, Massachusetts  02740
         Facsimile:        (508) 996-3318
         Attention:        Kevin G. Champagne
                           President and Chief Executive Officer

         with a copy to:
         Foley Hoag & Eliot LLP
         One Post Office Square
         Boston, Massachusetts  02109
         Facsimile:        (617) 832-7000
         Attention:        Peter W. Coogan
         if to the Seller:

         Home Port Bancorp, Inc.
         60 Arch Street
         Greenwich, Connecticut  06080
         Facsimile:        (203) 661-3179
         Attention:        Karl L. Meyer
                           President and Chief Executive Officer

         with a copy to:
         Gadsby Hannah LLP
         225 Franklin Street
         Boston, Massachusetts  02110
         Facsimile:        (617) 345-7050
         Attention:        Robert A. Trevisani

      10.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

      10.06. Entire Agreement. This Agreement (including the Disclosure Schedules and Exhibits) and the Stock Option Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof except for the Confidentiality Agreement.

      10.07. No Third Party Beneficiaries. This Agreement, together with the other documents and instruments referred to herein and therein, between Buyer and Seller is not intended to confer any rights or remedies upon any person other than the parties hereto.

      10.08. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

      10.09. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement (other than Section 7.06), express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      10.10. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      10.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any state or federal court sitting in the City of Boston.

      10.12. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.13. Interpretation. When a reference is made in this Agreement to Sections, Exhibits, Annexes or Schedules, such reference shall be to a Section of or Exhibit, Annex or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to be July 20, 2000.

      10.14. Counterparts. This Agreement may be executed (including by facsimile) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the Buyer and the Seller have caused this Agreement to be executed as a sealed instrument as of the date first written above by their respective officers thereunto duly authorized.

                                         HOME PORT BANCORP, INC.


                                         By:   /s/ Karl L. Meyer
                                            ------------------------------------
                                            Title:President and Chief Executive
                                            Officer
Attest:

By:  /s/ Robert J. McKay
   -------------------------------
         Secretary
                                         By:   /s/ John M. Sweeney
                                            ------------------------------------
                                            Title:Chief Financial Officer and
                                            Treasurer



                                         SEACOAST FINANCIAL SERVICES
                                         CORPORATION


                                         By:   /s/ Kevin G. Champagne
                                            ------------------------------------
                                            Title:President and Chief Executive
                                            Officer
Attest:


By:  /s/ J. Louis LeBlanc
   -------------------------------
         Clerk
                                         By:   /s/ Francis S. Mascianica, Jr.
                                            ------------------------------------
                                            Title:Chief Financial Officer and
                                            Treasurer

                                     ANNEX B

                   OPINION OF SANDLER O'NEILL & PARTNERS, L.P.

[LETTERHEAD OF SANDLER O'NEILL]


                                                                 Sandler O'Neill


September 21, 2000



Board of Directors
Home Port Bancorp, Inc.
104 Pleasant Street
Nantucket, MA 02554


Gentlemen:

         Home Port Bancorp, Inc. ("Home Port") and Seacoast Financial Services Corporation ("Seacoast") have entered into an Agreement and Plan of Merger, dated as of July 20, 2000 (the "Agreement"), pursuant to which Home Port will be merged with and into Seacoast (the "Merger"). Upon consummation of the Merger, each share of Home Port common stock, par value $.01 per share, issued and outstanding immediately prior to the Merger (the "Home Port Shares"), other than certain shares specified in the Agreement, will be converted into the right to receive $37.00 in cash, without interest (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Home Port Shares.

         Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement and exhibits thereto; (ii) certain publicly available financial statements and other historical financial information of Home Port that we deemed relevant; (iii) certain publicly available financial statements of Seacoast that we deemed relevant; (iv) certain internal financial analyses and forecasts of Home Port prepared by and reviewed with management of Home Port and the views of senior management of Home Port, based on certain limited discussions with certain members of senior management, regarding Home Port's business, financial condition, results of operations and future prospects; (v) the publicly reported historical price and trading activity for Home Port's common stock, including a comparison of certain financial and stock market information for Home Port with similar publicly available information for certain other companies the securities of which are publicly traded; (vi) the financial terms of recent business combinations in the savings institution industry, to the extent publicly available; (vii) the current market environment generally and the banking environment in particular; and (viii) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

         In performing our review, we have assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with us, and we do not assume any responsibility or liability for independently verifying the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Home Port or Seacoast or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Home Port or Seacoast nor have we reviewed any individual credit files relating to Home Port or Seacoast and, with your permission, we have assumed that their respective allowances for loan losses are adequate to cover such losses. With respect to the financial projections prepared by and reviewed with Home Port's management, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management of the future financial performance of Home Port and that such performance will be achieved, and we express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Home Port's or Seacoast's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Home Port and Seacoast will remain as going concerns for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Agreement are not waived.

         Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to the prices at which Home Port's common stock will trade at any time.

         We have acted as Home Port's financial advisor in connection with the Merger and will receive a fee for our services, which is contingent upon consummation of the Merger. In the ordinary course of our business as a broker-dealer, we may also purchase securities from and sell securities to Home Port and Seacoast. We may also actively trade the equity securities of Home Port and Seacoast for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

         Our opinion is directed to the Board of Directors of Home Port in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Home Port as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; provided, however, that we hereby consent to the inclusion of this opinion as an annex to Home Port's Proxy Statement dated the date hereof and to the references to this opinion therein.

         Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Home Port Shares is fair to such shareholders from a financial point of view.


                                            Very truly yours,

                                            /s/ SANDLER O'NEILL & PARTNERS, L.P.
                                            ------------------------------------
                                            SANDLER O'NEILL & PARTNERS, L.P.

                                                                  Execution Copy
                                     ANNEX C

                             STOCK OPTION AGREEMENT

         STOCK OPTION AGREEMENT, dated as of July 20, 2000, between HOME PORT BANCORP, INC., a Delaware corporation ("Issuer"), and SEACOAST FINANCIAL SERVICES CORPORATION, a Massachusetts corporation ("Grantee").

                                   WITNESSETH:

         WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which agreement has been executed by the parties hereto immediately prior to this Agreement; and

         WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as defined in Section 2(a)):

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

      1. Certain Definitions.

         (a) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (b) "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC")) of Issuer, (x) a purchase, lease or other acquisition of all or a substantial portion of the assets of Issuer or any Significant Subsidiary of Issuer, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Issuer or any Significant Subsidiary of Issuer, or (z) any substantially similar transaction; provided, however, that in no event shall any (i) merger, consolidation, or similar transaction involving Issuer or any Significant Subsidiary in which the voting securities of Issuer outstanding immediately prior thereto continue to represent (by either remaining outstanding or being converted into the voting securities of the surviving entity of any such transaction) at least 65% of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after the consummation of such merger, consolidation, or similar transaction, or (ii) any merger, consolidation, purchase or similar transaction involving only the Issuer and one or more of its Subsidiaries or involving only any two or more of such Subsidiaries, be deemed to be an Acquisition Transaction, provided any such transaction is not entered into in violation of the terms of the Merger Agreement.

         (c) The term "beneficial ownership" shall have the meaning assigned thereto in Section 13(d) of the 1934 Act.

         (d) "Exercise Termination Event" shall mean each of the following:

            (i) the Effective Time (as defined in the Merger Agreement) of the Merger;

            (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event except a termination by Grantee pursuant to Sections 9.01(d) or 9.01(e) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional); or

            (iii) the passage of twelve months after termination of the Merger Agreement if such termination follows the occurrence of an Initial Triggering Event or is a termination by Grantee pursuant to Sections 9.01(d) or 9.01(e) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional).

         (e) "Holder" shall mean the holder or holders of the Option.

         (f) "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

            (i) Issuer or any of its Subsidiaries (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as defined in Section 1(b)) with any person other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary") or the Board of Directors of Issuer shall have recommended that the stockholders of Issuer approve or accept any Acquisition Transaction or shall have failed to publicly oppose an Acquisition Transaction, in each case with any person other than Grantee or a Grantee Subsidiary;

            (ii) Issuer or any Issuer Subsidiary, without having received Grantee's prior written consent, shall have authorized, recommended, proposed or publicly announced its intention to authorize, recommend or propose, to engage in an Acquisition Transaction with any person other than Grantee or a Grantee Subsidiary, or the Board of Directors of Issuer shall have publicly withdrawn or modified, or publicly announced its intention to withdraw or modify, in any manner adverse to Grantee, its recommendation that the stockholders of Issuer approve the transactions contemplated by the Merger Agreement;

            (iii) The shareholders of Issuer shall have voted and failed to approve and adopt the Merger Agreement and the Merger at a meeting which has been held for that purpose or any adjournment or postponement thereof, or such meeting shall not have been held in violation of the Merger Agreement or shall have been canceled prior to termination of the Merger Agreement if, prior to such meeting (or if such meeting shall not have been held or shall have been canceled, prior to such termination), any person (other than the Grantee or a Grantee Subsidiary) shall have made a proposal to Issuer or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

            (iv) Any person other than Grantee, any Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of its business shall have acquired beneficial ownership or the right to acquire beneficial ownership of 15% or more of the outstanding shares of Common Stock;

            (v) Any person other than Grantee or any Grantee Subsidiary shall have made a bona fide proposal to Issuer or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

            (vi) After an overture is made by a person other than Grantee or any Grantee Subsidiary to Issuer or its stockholders to engage in an Acquisition Transaction, Issuer shall have breached any covenant or obligation contained in the Merger Agreement and such breach (x) would entitle Grantee to terminate the Merger Agreement and (y) shall not have been cured prior to the Notice Date (as defined in Section 3(c)); or

            (vii) Any person other than Grantee or any Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board, or other federal or state bank regulatory authority, whether in draft or final form, for approval to engage in an Acquisition Transaction.

         (g) "Last Triggering Event" shall mean the last Initial Triggering Event to expire.

         (h) The term "market/offer price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, or (iii) in the event of a sale of all or a substantial portion of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder and reasonably acceptable to the Issuer.

         (i) The term "person" shall have the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the 1934 Act.

         (j) "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

            (i) The acquisition by any person of beneficial ownership of 20% or more of the then outstanding Common Stock; or

            (ii) The  occurrence of the Initial  Triggering  Event  described in
         Section 1(f)(i), except that the percentage referred to in the definition of Acquisition Transaction in clause (y) of Section 1(b) shall be 20%.

      2. Grant of Option.

         (a) Option. Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 366,536 fully paid and nonassessable shares of Issuer's common stock, par value $.01 per share ("Common Stock"), at a price of $37.00 per share (the

"Option Price"); provided further that in no event shall the number of shares of Common Stock for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock without giving effect to any shares subject to or issued pursuant to the Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

         (b) Issuance of Additional Shares of Common Stock. In the event that any additional shares of Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement), the number of shares of Common Stock subject to the Option shall be increased so that, after such issuance, it equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 2(b) or elsewhere in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

      3. Exercise of Option.

         (a) Preconditions to Exercise. The Holder (as defined in Section 1(e)) may exercise the Option, in whole or part, and from time to time (but not more than an aggregate of three times), if, but only if, both an Initial Triggering Event (as defined in Section 1(f)) and a Subsequent Triggering Event (as defined in Section 1(j)) shall have occurred prior to the occurrence of an Exercise Termination Event (as defined in Section 1(d)); provided that the Holder shall have sent the written notice of such exercise (as provided in Section 3(c)) within 50 days following such Subsequent Triggering Event.

         (b) Notification by Issuer as to Certain Events. Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

         (c) Notice of Exercise of Option. In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 20 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or approval of the Federal Reserve Board or any other regulatory agency is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods (including any extensions thereof) have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods (including any extensions thereof) shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

         (d) Payment of Exercise Price. At the closing referred to in Section 3(c), the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

         (e) Delivery of Certificates. At such closing, simultaneously with the delivery of immediately available funds as provided in Section 3(d), Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder, and the Holder shall deliver to Issuer a copy of this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.

         (f) Restrictive Legend. Certificates for Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

         "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "1933 Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act; (ii) the reference to the provisions to this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

         (g) Holder of Record. Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under Section 3(c) and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges imposed upon Issuer that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 3 in the name of the Holder or its permitted assignee.

      4. Certain Agreements of the Issuer. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase

Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer; (iii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. sec. 18a and regulations promulgated thereunder and (y) in the event, under the Bank Holding Company Act of 1956, as amended (the "BHCA"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board or to any other federal or state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and providing such information to the Federal Reserve Board or such other federal or state regulatory authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; and
(iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

      5. Surrender and Exchange. Subject to the provisions of Section 12, this Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

      6. Further Adjustment in Number of Shares Purchasable. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 2(b) of this Agreement, the number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 6. In the event of any change in, or distributions in respect of, the Common Stock by reason of stock dividends, split-ups, mergers, recapitalization, combinations, subdivisions, conversions, exchanges of shares, distributions on or in respect of the Common Stock (whether or not the same would be prohibited under the terms of the Merger Agreement), or the like, the type and number of shares of Common Stock purchasable upon exercise hereof and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Issuer's obligations hereunder.

      7. Registration. The obligations set forth in this Section 7 shall apply during such time as securities of the Issuer (or its successors or assigns) are registered under the 1934 Act. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee delivered within 50 day after such Subsequent Triggering Event (whether on its own behalf or on behalf of any subsequent holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a shelf registration statement under the 1933 Act covering the resale of this Option and any shares issued pursuant to this Option and the issuance of any shares issuable pursuant to this Option to the extent then permitted under the rules, regulations or policies of the SEC and, to the extent not so permitted, the resale of such shares issuable pursuant to this Option. The Issuer shall use its reasonable best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of this Option and any shares of Common Stock issued upon total or partial exercise of this Option ("Option Shares") in accordance with any plan of disposition requested by Grantee. Issuer will use its reasonable best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such longer time as may be reasonably necessary to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of the Option or Option Shares as provided above, Issuer is in registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering, the inclusion of the Holder's Option or Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; and provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be sold by the Holder and Issuer in the aggregate; and provided further, however, that if such reduction occurs, then the Issuer shall file a registration statement for the balance as promptly as practical and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If requested by any such Holder in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements for the Issuer. Upon receiving any request under this Section 7 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 7, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies. Notwithstanding anything to the contrary contained herein, in no event shall Issuer be obligated to effect more than two registrations pursuant to this Section 7 by reason of the fact that there shall be more than one Grantee as a result of any assignment or division of this Agreement.

      8. Substitute Option.

(a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding voting shares and voting share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or
(y) any person that controls the Acquiring Corporation.

            (b) The following terms have the meanings indicated:

            (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

            (2) "Substitute Common Stock" shall mean the common stock issued by the issuer of the Substitute Option upon exercise of the Substitute Option.

            (3) "Assigned Value" shall mean the market/offer price, as defined in Section 1(h).

            (4) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

         (c) The Substitute Option shall have the same terms as the Option, provided, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

         (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable, divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

         (e) In no event,  pursuant to any of the  foregoing  provisions of this
Section 8, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise but for this clause (e), the issuer of the Substitute Option (the "Substitute Option Issuer") shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by the Holder, and reasonably acceptable to the Acquiring Corporation.

         (f) Issuer shall not enter into any transaction described in Section 8(a) unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder.

      9. Extension of Time. The 50-day period for exercise of certain rights under Sections 3, 7 and 12 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

      10. Representations and Warranties of Issuer. Issuer hereby represents and warrants to Grantee as follows:

         (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer.

         (b) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrance and security interests and not subject to any preemptive rights.

      11. Representations and Warranties of Grantee. Grantee hereby represents and warrants to Issuer that:

         (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

         (b) The Option is not being, and any shares of Common Stock or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

      12. No Assignment. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except Grantee may assign the Option to an affiliate or in connection with a merger in which it is not the surviving entity or in connection with a sale of all or substantially all of its assets.

      13. Reasonable Best Efforts. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to list the shares of Common Stock issuable hereunder on the NASDAQ National Stock Market upon official notice of issuance and applying to the Federal Reserve Board under the BHCA for approval to acquire the shares issuable hereunder.

      14. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

      15. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire the full number of shares of Common Stock provided in Section 2(a) hereof (as adjusted pursuant to Section 2(b) or 6 hereof), it is the express intention of Issuer to allow the Holder to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

      16. Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

      17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      18.  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

      19. Costs and Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

      20. Entire Agreement. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

      21. Capitalized Terms. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.

                                      * * *

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.



                                HOME PORT BANCORP, INC.


                                By: /s/ Karl L. Meyer
                                   ---------------------------------------------
                                Name:    Karl L. Meyer
                                Title:   President and Chief Executive Officer


                                SEACOAST FINANCIAL SERVICES CORPORATION


                                By: /s/ Kevin G. Champagne
                                   -----------------------------------------
                                Name:    Kevin G. Champagne
                                Title:   President and Chief Executive Officer

                                     ANNEX D

                         KARL MEYER CONSULTING AGREEMENT

Seacoast Financial Services Corporation
One Compass Place
New Bedford, Massachusetts 02740

Attn: Kevin G. Champagne, President and CEO

         Re: Consulting and Noncompetition Agreement

Gentlemen:

         I am writing to confirm the arrangement we have agreed upon with respect to certain assurances you have requested me to provide to Seacoast Financial Services Corporation and its affiliates ("you" or the "Company"). I am a stockholder of and have served as Chairman, President and Chief Executive Officer of Home Port Bancorp, Inc. ("Seller" or "Home Port"). As you know, Seller is about to enter into an Agreement and Plan of Merger dated as of July 20, 2000 ("Merger Agreement") pursuant to which Seller will be acquired by the Company. Capitalized terms used and not defined in this Agreement shall have the meanings defined in the Merger Agreement.

         We have agreed as follows:

         1. Background. Since 1992 I have provided services as Chairman, President and Chief Executive Officer to the Seller as well as services to its affiliates, and in each year of my service the Seller achieved substantial growth and a strong return on equity. As a result of my employment I have acquired unique and substantial knowledge concerning the business of providing banking services on Nantucket (the "Business"), as well as confidential and proprietary information concerning the Business and Nantucket Bank. In order to induce you to enter into the Merger Agreement, you have requested me to provide you with certain agreements and assurances. By means of this Agreement, I am providing you with those agreements and assurances.

         2. Consulting Services. You have requested that I provide consulting services to you during the three-year period next following the Closing Date under the Merger Agreement (the "Consulting Period") with respect to the Business.

            2.1. Consulting Services. I hereby agree to serve the Company as an independent consultant to perform such services related to the Business as the Company may request me to provide from time to time during the Consulting Period (the "Consulting Services"). My compensation for such Consulting Services shall be $150,000 per year, payable no less often than monthly in arrears. In addition the Company shall reimburse me for travel and other expenses incurred at the direction of the Company. All such Consulting Services shall be provided to the Company on the terms and conditions set forth in this Agreement. While performing Consulting Services I shall comply with all rules, procedures and standards promulgated from time to time by the Company with regard to my conduct and my access to and use of the Company's property, equipment and facilities.

            2.2. Location of Consulting Services. I agree to provide Consulting Services at the Company's facilities, at the facilities of Nantucket Bank, and at such other locations as the Company may reasonably request.

            2.3. Nature of Consulting Services. While Chairman, President and Chief Executive Officer, I was principally responsible for formulating and overseeing policies and procedures pursuant to which Nantucket Bank conducted its business. On behalf of Home Port, I interacted with Nantucket Bank officers and directors as required and worked with Nantucket Bank in establishing its budget to be submitted to the Board of Home Port for approval. Between meetings of the Board of Home Port, I acted to manage with Nantucket Bank significant non-routine issues. Following completion of the merger between Home Port and the Company, the Company will be the parent company of Nantucket Bank, as was Home Port prior to the Merger. To ensure that the Company possess the necessary institutional knowledge and experience related to the manner in which Home Port managed Nantucket Bank and create a seamless change of management oversight, thereby assuring continuation of Nantucket Bank's excellent performance and growth, I agree to provide the Company with:

                 (a) Consulting Services Regarding Operation of Nantucket Bank. I shall consult with Company management and, where appropriate, with Nantucket Bank management as mutually agreed for the purpose of ascertaining Nantucket Bank's performance at all levels. I will work closely with executives at Nantucket Bank and the Company to establish an annual budget for Nantucket Bank. I will review Nantucket Bank's monthly performance and will compare actual results with the budget. Additionally, I will monitor and make detailed recommendations to the Company with respect to deviations from budget, including identifying actual or potential problem areas. I will furnish reports to and consult with Company management as necessary.

                 (b) Consulting Services Regarding Business History. I will provide the Company with a full background of the historical operations of Nantucket Bank. For example, upon request of the Company, I will provide a detailed analysis of the reasons for Nantucket Bank's excellent growth and performance, which include maintaining local control of Nantucket Bank. In those areas where it is crucial that the Company exercise its supervisory authority, I will be available to assist Company executives with respect to the appropriate manner in which to exercise oversight authority. Finally, I will make myself available to discuss the strengths and weaknesses of key Nantucket Bank personnel and Nantucket Bank procedures.

                 (c) Consulting Services regarding the Future Expansion and Growth of the Business. I will provide the Company with my opinion regarding the best method of expanding the business of Nantucket Bank in the future. To facilitate this process, I will provide a report detailing my opinions on the following matters, among others: (1) future marketing efforts using new media such as on-line advertising; (2) attempts to attract an increased number of "off-island" accounts; (3) potential partnering arrangements with other entities to increase the range of services provided to customers to keep pace with the changing nature of the banking industry; and (4) community outreach to build increased goodwill with Nantucket residents, tourists, and business owners.

                 (d) Availability. I will be available to consult with the Company up to 20 hours per week. I agree to consult on site, at either the Company's or Nantucket Bank's offices, up to a maximum of five (5) business days per month.

         3. Independent Contractor. In furnishing such services, I understand that I will at all times be acting as an independent contractor of the Company acting for the Company only on a temporary basis, during the Consulting Period. As such, I understand that my relationship with the Company is only intended to last for a short period of time so as to permit the Company to become fully conversant with the operations of the Business and to provide for a transition pursuant to which Seller customers will become accustomed to dealing with individuals other than me in connection with the Business. I understand and agree that I will not be an employee of the Company and will not by reason of this Agreement or by reason of my services to the Company be entitled to participate in or to receive any benefit or right under any of the Company's employee benefit or welfare plans. I will be responsible for paying all Social Security, withholding and other taxes required by law to be paid as and when the same become due and payable.

         4. Engaging in Noncompetitive Operations. You recognize that the Consulting Services do not constitute full-time employment for me. I shall have the right to engage in my other business activities (subject, however, to the Noncompetition provisions of this Agreement) while providing Consulting Services to you, provided, however, that notwithstanding any other engagement or employment, I shall be obligated to continue to be available to provide Consulting Services to you at your facilities as you require upon reasonable advance notice until the end of the Consulting Period.

         5. Noncompetition. During the Consulting Period and for a period of one year after the termination of my relationship with the Company for any reason, I shall not, alone or as a member, employee, agent, consultant, advisor, independent contractor, partner, officer, director, stockholder, investor, lender or guarantor of any corporation, partnership or other entity, or in any other capacity, directly or indirectly, compete with the banking or any other business ("Competitive Business") conducted by the Seller, the Company or any affiliate, nor will I attempt to hire any employee of the Company or any affiliate, assist in such hiring by any other Person, encourage any such employee to terminate his or her relationship with the Company or any affiliate, or solicit or encourage any customer of either of the Company or any affiliate to terminate its relationship with the Company or any affiliate or to conduct with any other person any business or activity which such customer conducts or could conduct with the Company or any affiliate.

         6. Permitted Investments. Notwithstanding the foregoing, I understand that I may own, directly or indirectly, solely as an investment, up to one per cent (1%) of any class of "publicly traded securities" of any person or entity which owns a Competitive Business. For the purposes of this Section, the term "publicly traded securities" shall mean securities that are traded on a national securities exchange or listed on the NASDAQ Stock Market.

         7. Termination by Company. I understand that my relationship with the Company may be terminated by the Company at any time for any reason, without cause and without prior notice. In the event the Company terminates my relationship under this Agreement without cause, the Company shall be obligated to pay to me all then-unpaid compensation for Consulting Services which would have been payable to me if I had been employed for the full three year term of the Consulting Period (the "Termination Fee") within thirty (30) days of such termination. Said Termination Fee will be paid to me in lieu of any remaining payments due under this Agreement. I understand that in the event my relationship with the Company is terminated (with or without cause) I will remain subject to the terms of this Agreement.

         8. No Disclosure of Confidential Information. While providing the Consulting Services to the Company and thereafter, I shall not, directly or indirectly, use any Confidential Information (as hereinafter defined) other than pursuant to my provision of the Consulting Services by and for the benefit of the Company, or disclose to anyone outside of the Company any such Confidential Information. The term "Confidential Information" as used throughout this Agreement shall mean all names of customers of Seller, the Company or any affiliate of either ("Affiliated Person") and all trade secrets, proprietary information and other data or information (and any tangible evidence, record or representation thereof), whether prepared, conceived or developed by a consultant or employee of any Affiliated Person (including myself) or received by an Affiliated Person from an outside source, which is in the possession of any Affiliated Person (whether or not the property of any Affiliated Person) and which is maintained in secrecy or confidence by any Affiliated Person or which might permit any Affiliated Person or its customers to obtain a competitive advantage over competitors who do not have access to such trade secrets, proprietary information, or other data or information. Notwithstanding the foregoing, the term Confidential Information shall not apply to information which any Affiliated Person (other than myself) has voluntarily disclosed to the public without restriction or which has otherwise lawfully entered the public domain. I understand that an Affiliated Person from time to time has in its possession information which represent information which is claimed by others to be proprietary and which such Affiliated Person has agreed to keep confidential. I agree that all such information shall be Confidential Information for purposes of this Agreement.

         9. All Confidential Information Property of the Company. I agree that all originals and all copies of materials containing, representing, evidencing, recording, or constituting any Confidential Information, however and whenever produced (whether by myself or others), shall be the sole property of the Company.

10. Injunctive Relief. I fully understand and agree that money damages alone will not adequately compensate the Company for breach of any of the covenants and agreements herein. Therefore, I agree and understand that in the event of the breach or threatened breach of any such covenant or agreement, in addition to all other remedies available to the Company, at law, in equity or otherwise, the Company shall be entitled to injunctive relief compelling specific performance of, or other compliance with, the terms of this Agreement, and I hereby consent to the entry of an order requiring me to refrain from activities inconsistent with this Agreement.

         11. Severability. The parties hereby request that any court which may be requested to enforce this Agreement do so in accordance with its specific terms. However, if it should for some reason be contrary to public policy to effectuate the intentions of the parties in interpreting this Agreement, the parties have agreed as follows:

            11.1. In the event that any provision of this Agreement shall be determined to be unenforceable by any court of competent jurisdiction by reason of its extending for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable.

            11.2. If, after application of the immediately preceding paragraph, any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by any court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Any invalid, illegal or unenforceable provision of this Agreement shall be severable, and after any such severance, all other provisions hereof shall remain in full force and effect.

         12. Notices. Any notice given pursuant to this Agreement shall be in writing and shall be sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their addresses set forth in this Agreement or to such other address as any party may hereafter designate to the others by like notice. Notices shall be deemed given when personally delivered, or, if mailed, on the earlier of (i) the third day after being deposited in the mails as aforesaid and (ii) the date on which received. The foregoing provisions shall not, however, prohibit the giving of actual written notice in any other manner.

         13. Entire Agreement/Modification/Waiver. This Agreement sets forth the entire understanding between the parties relating to the subject matter hereof and supersedes all prior correspondence, conversations and memoranda or other writings between them with respect to such subject matter. No promises, covenants or representations of any character or nature other than those expressly stated herein have been made to induce either party to enter into this Agreement. Neither this Agreement nor any part hereof may be modified, amended, terminated, waived or discharged except by a writing duly signed by the party sought to be bound. Failure by the Company to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions.

         14. Survival of Terms. This Agreement shall be binding upon me, my heirs, legal representatives, assigns and designees, irrespective of the duration of my relationship with the Company, the reasons for the termination of my relationship with the Company, or the amount of my compensation. Except as otherwise provided herein, my obligations hereunder shall survive the termination of my relationship with the Company.

         15. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws. This Agreement is executed under seal.

         16. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

         17. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Please confirm that the foregoing represents our mutual understanding by signing and returning to me a copy of this Agreement.

                                                           /s/ Karl L. Meyer
                                                           ---------------------
                                                           Karl L. Meyer
                                                           60 Arch Street
                                                           Greenwich, CT 06830


Agreed to and Accepted:

SEACOAST FINANCIAL SERVICES CORPORATION


By:      /s/ Kevin G. Champagne
         ---------- ------------
         Kevin G. Champagne
         President and CEO

                                     ANNEX E

                          FORM OF EMPLOYMENT AGREEMENT


                              EMPLOYMENT AGREEMENT

         AGREEMENT made as of the 20th day of July, 2000, by and among NANTUCKET BANK, a Massachusetts chartered savings bank, with its executive offices in Nantucket, Massachusetts (the "Bank"), SEACOAST FINANCIAL SERVICES CORPORATION, a Massachusetts corporation (the "Holding Company") which will, as of the Effective Date, become the parent company for the Bank (the Bank and the Holding Company shall be hereinafter collectively referred to as the "Employers"), and [Executive] of Nantucket, Massachusetts (the "Executive").

                                   WITNESSETH

         WHEREAS, the Bank desires to continue to provide for the Executive's employment by the Bank after the acquisition of the Bank's corporate parent Home Port Bancorp, Inc. ("Home Port") by the Holding Company;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, the Bank and the Executive agree as follows:

         Article 1. Employment. The Executive shall serve the Bank as a Senior Executive Officer. In such position, the Executive shall have such duties, responsibilities and authorities as may be determined and designated from time to time by the Board of Directors. The Executive shall serve under the direction and supervision of and report to the Chief Executive Officer. The Executive shall not be required to perform any duties and responsibilities which would result in a noncompliance with or violation of any applicable law or regulation. In addition to serving as a Senior Executive Officer of the Bank, the Executive also agrees to serve during the Term of Employment (as defined in Article 2) as a Senior Executive Officer of the Holding Company if requested to do so. Unless otherwise determined by the Board of Directors of the Holding Company, the Executive shall not be entitled to compensation in addition to the compensation set forth in Article 3 of this Agreement as a result of serving as an officer of the Holding Company. The Executive shall be principally located in Nantucket, Massachusetts but shall be available to visit other offices of the Holding Company or its affiliates as reasonably appropriate to conduct the business of the Bank.

         Article 2. Effective Date and Term. The effective date (the "Effective Date") of this Agreement shall be the effective date of the acquisition ("Acquisition") of Home Port by the Holding Company pursuant to that certain Agreement and Plan of Merger dated as of the date hereof by and between the Holding Company and Home Port (the "Merger Agreement"). The initial term of the Executive's employment hereunder shall be for three years from the Effective Date. The parties intend that, at any point in time during the Executive's employment hereunder, the then- remaining term of his employment under this Agreement shall be two years. Accordingly, the term of employment shall be automatically extended by one day for each day that the Executive remains employed by the Bank, unless the Executive elects not to continue to extend the term of this Agreement by giving written notice in accordance with Section 7.2 of this Agreement, or the Board elects not to continue to extend the term of this Agreement (in which event the provisions of Section 7.1 shall apply). The last day of such term as so extended from time to time, is herein sometimes referred to as the "Expiration Date" and the time period from the Effective Date through the Expiration Date shall be the "Term of Employment". At least once in each calendar year the Board will review the Agreement and Executive's performance for purposes of determining whether to continue to extend the Agreement and the rationale and results thereof shall be included in the minutes of the Board's meeting. The Board shall give notice to the Executive reasonably promptly after such review if it has determined not to continue to extend this Agreement.

         Article 3. Compensation and Benefits. The compensation and benefits payable to the Executive under this Agreement shall be as follows:

            3.1 Salary. For all services rendered by the Executive to the Bank and its affiliates, the Executive shall be entitled to receive a base salary at the rate of $[145,000-80,500] per year, subject to increase from time to time in accordance with the usual practices of the Bank with respect to review of compensation of its senior executives. In addition, if the Board increases the Executive's annual base salary at any time before the Expiration Date, such increased annual base salary shall become a floor below which such annual base salary shall not fall at any future time during the Term of Employment without the Executive's written consent, provided, however, that such increased salary may be reduced (but not below the level originally in effect on the Effective
Date) on a basis consistent with and concurrently with across-the-board salary reductions based on the Employers' financial performance similarly affecting all senior management personnel of the Bank and its affiliates. The Executive's salary shall be payable in periodic installments in accordance with the Bank's usual practice for its senior executives.

            3.2 Regular Benefits. The Executive shall also be entitled to participate in any and all employee benefit plans, medical insurance plans, disability income plans, retirement plans, bonus incentive plans, and other benefit plans from time to time in effect for senior executives of the Bank. Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable policies of the Bank and (iii) the discretion of the Board of Directors of the Bank or any administrative or other committee provided for in or contemplated by such plan.

            3.3 Business Expenses. The Bank shall reimburse the Executive for all reasonable travel and other business expenses incurred by him in the performance of his duties and responsibilities, subject to such reasonable requirements with respect to substantiation and documentation as may be specified by the Bank.

            3.4 Vacation.  The Executive shall be entitled to not less than four
(4) weeks of vacation per year, to be taken at such times and intervals as shall be determined by the Executive with the approval of the Bank, which approval shall not be unreasonably withheld.

            3.5 General. Nothing paid to the Executive under any plan, policy or arrangement currently in effect or made available in the future shall be deemed to be in lieu of other compensation to the Executive as described in this Agreement.

         Article 4. Extent of Service. During the Term of Employment, the Executive shall, subject to the direction and supervision of the Board of Directors of the Bank, devote his full time, best efforts and business judgment, skill and knowledge to the advancement of the Employers' interests and to the discharge of his duties and responsibilities hereunder. He shall not engage in any other business activity, except as may be approved by the Board of Directors; provided, however, that nothing herein shall be construed as preventing the Executive from:

(a) investing his assets in such form or manner as shall not require any material services on his part in the operations or affairs of the companies or the other entities in which such investments are made; or

(b) serving on the board of directors of any company not in competition with either Employer, provided that the Executive shall not render any material services with respect to the operations or affairs of any such company; or

(c) engaging in religious, charitable or other community or non-profit activities which do not impair his ability to fulfill his duties and responsibilities under this Agreement.

         Article 5. Termination Upon Death. In the event of the Executive's death during the Term of Employment, the Executive's employment shall terminate on the date of his death. The Bank shall pay to the Executive's beneficiary designated in writing to the Bank prior to his death (or to his estate, if he fails to make such designation), (i) any base salary or other compensation earned (together with a pro rata portion of the bonus payable with respect to the year in which death occurred) but not paid to Executive prior to the date of death, plus (ii) the base salary that Executive would have earned for a period of six months following his death, plus (iii) any death benefits that Executive is entitled to under the Bank's policies in effect on Executive's date of death. The foregoing bonus payments shall be payable at the time of payment of similar bonus payments made to other executives of the Bank and shall be computed on the assumption that all the Executive's individual goals (if any) under any applicable bonus plans were achieved. In addition, the Bank shall continue in effect the medical benefits of the Executive and Executive's dependents, or any of the same, at the level in effect on, and at the same out-of-pocket cost to the Executive as of, the date of death for a six month period commencing on the date of death (or, if such continuation is not permitted by applicable law or if the Board so determines in its sole discretion, the Bank shall provide the economic equivalent in lieu thereof).

         Article 6. Termination by the Bank or the Holding Company for Cause.

            6.1 Cause Termination. The Executive's employment hereunder may be terminated by the Bank or the Holding Company without further liability on the part of the Bank or the Holding Company, effective immediately, by a two-thirds vote of all of the members of the Board of Directors of the Bank or the Holding Company for Cause (as such term is defined in Section 6.2) by written notice to the Executive setting forth in reasonable detail the nature of such Cause. Upon the taking of such a vote, thereupon the Term of Employment (if not already expired) shall end.

            6.2 Definition of "Cause." Termination for "Cause" shall mean

              (a) deliberate dishonesty with respect to the Bank or any subsidiary or affiliate thereof;

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


              (b) committing fraud, misappropriation or embezzlement in the performance of duties as an employee of the Bank or any subsidiary or affiliate thereof; or

              (c) conviction of a crime involving moral turpitude.

            6.3 Termination of Obligations. In the event of termination pursuant to this Article 6, all obligations of the Employers under this Agreement shall terminate as of the date indicated, but vested rights of the parties hereunder shall not be affected.

         Article 7. Termination by the Executive

            7.1 Termination by the Executive for Good Reason. The Executive shall be entitled to terminate his employment hereunder for Good Reason (as defined in Section 7.4) effective immediately by giving written notice to the Board of Directors. Upon any such termination, the Term of Employment (if not already expired) shall end, and the Executive shall be entitled to receive the benefits set forth in Article 9.

            7.2 Other Voluntary Termination by the Executive. During the Term of Employment, the Executive may effect, upon sixty (60) days prior written notice to the Bank, a Voluntary Termination of his employment hereunder and thereupon the Term of Employment (if not already expired) shall end. A "Voluntary Termination" shall mean a termination of employment by the Executive on his own initiative other than (a) a termination due to death or becoming Disabled (as defined in Article 11), (b) a termination for Good Reason, (c) a termination due to Retirement (as defined in Section 7.3), or (d) a termination as a result of the normal expiration of the full Term of Employment. If, during the Term of Employment, the Executive's employment is so terminated due to Voluntary Termination, the Term of Employment shall thereupon end and the Employers shall pay to the Executive the amounts provided for in Section 9.1.

            7.3 Termination Due to Retirement. "Retirement" means the termination of the Executive's employment with the Bank for any reason by the Executive at any time after the Executive attains "Retirement Age" (as hereinafter defined). "Retirement Age" shall mean the earliest to occur of (x) age 65, (y) (if applicable) any lesser age at which the Executive is entitled to retire from the Employers and receive retirement benefits under the Employers' qualified pension plan, and (z) an age of 62 or greater at which the Employers permit the Executive to retire. The Executive may terminate the Executive's employment hereunder due to Retirement upon thirty (30) days prior written notice to the Bank. If, during the Term of Employment, the Executive's employment is so terminated due to Retirement, the Term of Employment shall thereupon end and the Executive shall be entitled to (i) the amounts provided for in Section 9.1, (ii) continuation of the Executive's medical benefits at the level in effect on, and at the same out-of-pocket cost to the Executive as of, the date of termination for the one-year period following the termination of the Executive's employment due to Retirement (or, if such continuation is not permitted by applicable law or if the Board so determines in its sole discretion, the Bank shall provide the economic equivalent in lieu thereof), and
(iii) any other compensation and benefits as may be provided in accordance with the terms and provisions of any applicable plans and programs, if any, of the Bank.

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


            7.4 Definition of "Good Reason." For purposes of this Agreement, the term "Good Reason" shall mean any of the following:

              (a) the failure of the Board of Directors to elect the Executive as a Senior Executive Officer, or to continue the Executive as a Senior Executive Officer;

              (b) a  material  breach  by the  Employers  of the  provisions  of
          Section 3.1, which breach shall have continued for thirty (30) days after written notice from the Executive to the Employers specifying the nature of such failure or breach; and

              (c) a determination by the Board not to continue to extend the term of this Agreement as provided in Article 2.

          In addition, "Good Reason" shall include the following events but only if they shall occur within two years following a "Change in Control" (which term shall have the meaning defined in Section 7.5):

              (d) the failure by the Employers to continue to provide the Executive with benefits substantially similar to those available to the Executive under any of the life insurance, medical, health and accident, or disability plans or any other material benefit plans in which the Executive was participating at the time of the Change in Control, or the taking of any action by the Employers which would directly or indirectly materially reduce any of such benefits, or the failure by the Employers to provide the Executive with the number of paid vacation days to which the Executive is entitled on the basis of years of service with the Employers in accordance with the Employers' normal vacation policy in effect at the time of the Change in Control;

              (e) A reasonable determination by the Executive that, as a result of a Change in Control, he is unable to exercise the responsibilities, authorities, powers, functions or duties exercised by the Executive immediately prior to such Change in Control;

              (f) A reasonable determination by the Executive that, as a result of a Change in Control, his working conditions have significantly worsened; or

              (g) the failure of the Employers to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement.

         7.5 Definition of "Change in Control."

            (a) A "Change in Control" shall be deemed to have occurred if any of the following events shall occur after the Effective Date:

              (1) If there has occurred after the Effective Date a change in control which the Holding Company would be required to report in response to Item 1 of Form 8-K promulgated under the Securities
         Exchange Act of 1934, as amended (the "1934 Act"), or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes;

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


              (2) When any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Holding Company representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Holding Company;

              (3) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company, and any new director (other than a director designated by a person who has entered into an agreement with the Holding Company to effect a transaction described in Section 7.5(a)(2), 7.5(a)(4), or 7.5(a)(5) of this Agreement) whose election by the Board or nomination for election by the Holding Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Holding Company;

              (4) The stockholders of the Holding Company approve a merger, share exchange or consolidation ("merger or consolidation") of the Holding Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Holding Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Holding Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Holding Company (or similar transaction) in which no "person" acquires more than 30% of the combined voting power of the Holding Company's then outstanding securities; or

              (5) The stockholders of the Holding Company approve a plan of complete liquidation of the Holding Company or an agreement for the sale or disposition by the Holding Company of all or substantially all of the Holding Company's assets.

            (b) Notwithstanding any other provisions hereof, the parties agree that neither the Acquisition of the Bank by the Holding Company nor any of the other transactions contemplated by the Merger Agreement shall constitute a Change in Control under this Agreement.

         Article 8. Termination Without Cause. The Executive's employment may be terminated without Cause by a two-thirds vote of all of the members of the Board of Directors on written notice to the Executive. Upon such notice the Term of Employment (if not already expired) shall end, provided, however, that the Bank shall have the obligation upon any such termination to make the payments to the Executive provided for under Article 9 of this Agreement.

         Article 9. Certain Termination Benefits. In the event of termination of employment pursuant to Section 7.1 or Article 8, the Executive shall be entitled to each of the following benefits:

            9.1 Earnings to Date of  Termination.  An amount equal to the sum of
(a) base salary or other compensation earned through the date of termination, plus (b) all accrued vacation, plus (c) any deferred compensation.

            9.2 Pro-Rata Bonus. An amount equal to the Executive's pro rata share (based on the portion of the fiscal year during which the Executive was employed) of the highest annual bonus paid during the three fiscal years preceding the termination of employment.

            9.3 Payment of Severance Benefit. For the period subsequent to the date of termination until the Expiration Date, the Bank will pay to the Executive, in installments no less frequently than monthly, a severance benefit at an annual rate determined by adding together (a) the Executive's annual base salary as of the date of termination of employment and (b) the highest annual bonus paid to the Executive during the three fiscal years preceding the termination of employment.

            9.4 Benefit Continuation. For the period subsequent to the date of termination until the Expiration Date, the Executive shall continue to receive the disability and medical benefits described in Section 3.2 existing on the date of termination at the level in effect on, and at the same out-of-pocket cost to the Executive as of, the date of termination.

            9.5 Pension Adjustment. An amount equal to the excess of (a) the actuarial value of the benefits which the Executive would have accrued under the Employers' qualified defined benefit pension plan and non-qualified supplemental retirement plan if the Executive's employment had continued for a period of two years following his date of termination, over (b) the actuarial equivalent of the Executive's actual benefit under the defined benefit pension plan and the non-qualified supplemental retirement plan. The foregoing amount shall be paid in installments, as provided in Section 9.3.

         Article 10. Adjustment for Unavailability of Benefits. If, in spite of the provisions of Article 9, benefits or service credits under any benefit plan provided by a third party shall not be payable or provided under any such plan to the Executive, or to the Executive's dependents, beneficiaries or estate, because the Executive is no longer deemed to be an employee of the Bank, the Bank shall pay or provide for payment of such benefits and service credits for such benefits to the Executive, or to the Executive's dependents, beneficiaries or estate.

         Article 11. Disability. If, due to physical or mental illness, the Executive shall be disabled so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Bank, acting through its Board of Directors, may designate another executive to act in his place during the period of his disability. Notwithstanding any such designation, the Executive shall continue to receive his full salary and benefits under Article 3 of this

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

Agreement until the earlier of (x) the Expiration Date or (y) the date on which he becomes eligible for disability income under the Employer's disability income plan (at which time the Executive shall be considered to be "Disabled"). While receiving disability payments under such plan, the Executive shall receive a salary from the Bank which when combined with the Executive's disability income payments will equal 60% of the Executive's prior salary from the Bank, and shall continue to participate in the Employers' benefit plans and to receive other benefits as specified in Section 3.2 until the Expiration Date, with all such benefits to be at the level in effect on, and at the same out-of-pocket cost to the Executive as of, the date of disability. In the absence of a disability income plan at the time of such disability, the Bank shall pay the Executive benefits equal to those the Executive would have received if the Bank's current disability plan were in effect at such time. Upon the Executive being able to return to full-time employment after being Disabled but before the expiration of the Term of Employment, the Executive shall be offered an equivalent available position and otherwise be subject to the provisions of this Agreement. Nothing contained in this Article 11 shall preclude the Bank from terminating the Executive's employment without Cause, subject to its payment of benefits as provided in Article 9.

         Article 12. Confidential Information. The Executive will not disclose to any other person (except as required by applicable law or in connection with the performance of his duties and responsibilities hereunder), or use for his own benefit or gain, any confidential information of either Employer obtained by him incident to his employment with the Bank. The term "confidential information" includes, without limitation, financial information, business plans, prospects and opportunities (such as lending relationships, financial product developments, or possible acquisitions or dispositions of business or facilities) which have been discussed or considered by the management of either Employer but does not include any information which has become part of the public domain by means other than the Executive's nonobservance of his obligations hereunder.

         Article 13. No Mitigation; No Offset. In the event of any termination of employment under this Agreement, the Executive shall be under no obligation to seek other employment or to mitigate damages, and there shall be no offset against any amounts due to him under this Agreement for any reason, including, without limitation, on account of any remuneration attributable to any subsequent employment that the Executive may obtain. Any amounts due under this Agreement are in the nature of severance payments or liquidated damages, or both, and are not in the nature of a penalty.

         Article 14. Miscellaneous.

            14.1 Conflicting Agreements. The Executive hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which he is a party or is bound, and that he is not now subject to any covenants against competition or similar covenants which would affect the performance of his obligations hereunder.

            14.2 Withholding. All payments made by the Bank under this Agreement shall be net of any tax or other amounts required to be withheld by the Bank under applicable law.

            14.3 Arbitration of Disputes. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in accordance with the laws of the Commonwealth of Massachusetts by

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

three  arbitrators,  one of whom  shall be  appointed  by the  Bank,  one by the
Executive and the third by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association in the City of Boston. Such arbitration shall be conducted in the City of Boston in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this
Section 14.3. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that it shall be necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with the enforcement of any or all of the Executive's rights under this Agreement, the Bank shall pay (or the Executive shall be entitled to recover from the Bank, as the case may be) the Executive's reasonable attorneys' fees and other reasonable costs and expenses in connection with the enforcement of said rights (including the enforcement of any arbitration award in court) regardless of the final outcome, unless and to the extent the arbitrators shall determine that under the circumstances recovery by the Executive of all or a part of any such fees and costs and expenses would be unjust.

            14.4 Interpretation. The recitals hereto constitute an integral part of this Agreement. References to Sections include subsections, which are part of the related Article and Section (e.g., a section numbered "Section 5.5" would be part of "Article 5" and references to "Section 5.5" would also refer to material contained in the subsection described as "Section 5.5(a)").

            14.5 Assignment; Successors and Assigns, etc. Neither the Bank nor the Executive may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party and without such consent any attempted transfer or assignment shall be null and of no effect; provided, however, that the Bank may assign its rights and obligations under this Agreement without the consent of the Executive in the event either Employer shall hereafter effect a reorganization, consolidate with or merge into any other person, or transfer all or substantially all of its properties or assets to any other person. This Agreement shall inure to the benefit of and be binding upon the Bank and the Executive, and their respective successors, executors, administrators, heirs and permitted assigns. In the event of the Executive's death prior to the completion by the Bank of all payments due him under this Agreement, the Bank shall continue such payments to the Executive's beneficiary designated in writing to the Bank prior to his death (or to his estate, if he fails to make such designation).

            14.6 Enforceability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            14.7 Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

            14.8 Notices. Any notices, requests, demands and other communications provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to the Executive at such address as the Executive has filed in writing with the Bank or, in the case of the Bank, at its main office, attention of the Board of Directors.

            14.9 Amendment.  This Agreement may be amended or modified only by a
written   instrument   signed   by  the   Executive   and  by  duly   authorized
representatives of the Holding Company.

            14.10 Governing Law. This is a Massachusetts contract and shall be construed under and be governed in all respects by the laws of The Commonwealth of Massachusetts.

            14.11 Noncompetition.

              (a) While Employed. During such time as the Executive is employed hereunder, the Executive will not compete with the banking or any other business conducted by the Bank or any affiliate, nor will he attempt to hire any employee of the Bank or any affiliate, assist in such hiring by any other person, encourage any such employee to terminate his or her relationship with the Bank or any affiliate, or solicit or encourage any customer of the Bank or any affiliate to terminate its relationship with the Bank or any affiliate or to conduct with any other person any business or activity which such customer conducts or could conduct with the Bank or any affiliate.

              (b) Post-Employment. During the two year period following termination of his employment for any reason, the Executive will not attempt to hire any employee of the Bank or any affiliate, assist in such hiring by any other person, or encourage any such employee to terminate his or her relationship with the Bank or any affiliate, or solicit or encourage any customer of the Bank or any affiliate to terminate its relationship with the Bank or any affiliate or to conduct with any other person any business or activity which such customer conducts or could conduct with the Bank or any affiliate. During any time period in which the Executive is receiving compensation pursuant to Article 9, the Executive will not compete on the Island of Nantucket or from an office within 50 miles of the Bank's main office with the banking or any other business conducted by the Bank or any affiliate. The provisions of the previous sentence shall also be binding on the Executive during the two year period following the date of termination of the Executive's employment by for Cause. The non competition provisions of this Section shall not preclude the Executive from becoming employed at an office located more than 50 miles from the main office of the Bank by a bank that also has an office on Nantucket.

            14.12 Definition of Affiliate. For purposes of this Agreement, an "affiliate" of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such specified person.

            14.13 Agreement of No Effect Before Effective Date. This Agreement is intended become effective if and only if the Acquisition takes place under the Merger Agreement, and this Agreement shall terminate and be of no force or effect if the Acquisition is not consummated under such Merger Agreement..

                                     * * * *

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Bank, by its duly authorized officer, and by the Executive, as of the date first above written.

ATTEST:                                             NANTUCKET BANK

-----------------
                                                    By:_________________________

                                                    Title:______________________
[Seal]
WITNESS                                             EXECUTIVE

-----------------
                                                    -------------------------
                                                    [Executive]

The undersigned hereby unconditionally guarantees the obligations of the Bank under the foregoing Agreement.

SEACOAST FINANCIAL SERVICES
CORPORATION


By:___________________________

Title:_________________________
[Seal]

      REVOCABLE PROXY

                             HOME PORT BANCORP, INC.



            [X]  PLEASE MARK VOTES
                 AS IN THIS EXAMPLE



                         SPECIAL MEETING OF SHAREHOLDERS



                                 OCTOBER 20, 2000



           This Proxy is solicited on behalf of the Board of Directors


      The undersigned hereby appoints Charles H. Jones, Jr. and Robert J. McKay, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Home Port Bancorp, Inc. held of record by the undersigned on August 25, 2000, at the Special Meeting of Shareholders to be held on October 20, 2000 or any adjournment or adjournments thereof.


      1. To consider and vote upon a proposal to approve and adopt an agreement and plan of merger dated as of July 20, 2000 by and between Seacoast Financial Services Corporation and Home Port Bancorp, Inc. pursuant to which Home Port Bancorp will be acquired by and merged with Seacoast and the shareholders of Home Port Bancorp will receive cash of $37.00 per share in exchange for their shares of common stock in Home Port Bancorp.



                   [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

      2. In their discretion, the proxies are authorized to transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" Proposal 1.


         Please sign exactly as your name appears on this card. When shares are held as joint tenants, both tenants should sign. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

          Please be sure to sign and date this Proxy in the box below.



                    -----------------------------------------
                                      Date



                    -----------------------------------------
                             Stockholder sign above



                    -----------------------------------------
                          Co-holder (if any) sign above



        Detach above card, sign, date and mail in postage paid envelope provided.



                             HOME PORT BANCORP, INC.


                               PLEASE ACT PROMPTLY

                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY